FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-193376-07

June 16, 2014
FREE WRITING PROSPECTUS
STRUCTURAL AND COLLATERAL TERM SHEET

$996,340,247
(Approximate Total Mortgage Pool Balance)

$863,079,000
(Approximate Offered Certificates)

COMM 2014-CCRE18

Deutsche Mortgage & Asset Receiving Corporation
Depositor

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation
Ladder Capital Finance LLC
Natixis Real Estate Capital LLC
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

CastleOak Securities, L.P.	KeyBanc Capital Markets	Natixis Securities Americas LLC

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated June 16, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners & Co-Lead Managers:	Deutsche Bank Securities Inc. Cantor Fitzgerald & Co.
Co-Managers:	CastleOak Securities, L.P., Natixis Securities Americas LLC, KeyBanc Capital Markets Inc.
Mortgage Loan Sellers:
Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (40.0%), German American Capital Corporation* (“GACC”) (27.2%), Ladder Capital Finance LLC (“LCF”) (20.0%) and Natixis Real Estate Capital LLC (“Natixis”) (12.8%)
*An indirect wholly owned subsidiary of Deutsche Bank AG.

Master Servicer:	KeyBank National Association
Operating Advisor:	Situs Holdings, LLC
Special Servicer:	Rialto Capital Advisors, LLC
Trustee:	Wells Fargo Bank, National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Rating Agencies:	DBRS, Inc., Fitch Ratings, Inc. and Standard & Poor’s Ratings Services
Determination Date:	The 11th day of each month, or if such 11th day is not a business day, the following business day, commencing in July 2014.
Distribution Date:	4th business day following the Determination Date in each month, commencing in July 2014.
Cut-off Date:	Payment Date in June 2014 (or related origination date, if later). Unless otherwise noted, all Mortgage Loan statistics are based on balances as of the Cut-off Date.
Settlement Date:	On or about June 27, 2014
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	July 2047
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

TRANSACTION HIGHLIGHTS

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
Cantor Commercial Real Estate Lending, L.P.	20	28	$318,705,000	32.0%
German American Capital Corporation	12	13	$216,095,000	21.7%
Ladder Capital Finance LLC	9	9	$199,440,247	20.0%
Cantor Commercial Real Estate Lending, L.P./ German American Capital Corporation	1	1	$135,000,000	13.5%
Natixis Real Estate Capital LLC	7	9	$127,100,000	12.8%
Total:	49	60	$996,340,247	100.0%

Pooled Collateral Facts:
Initial Outstanding Pool Balance:	$996,340,247
Number of Mortgage Loans:	49
Number of Mortgaged Properties:	60
Average Mortgage Loan Cut-off Date Balance:	$20,333,474
Average Mortgaged Property Cut-off Date Balance:	$16,605,671
Weighted Average Mortgage Loan Original Term to Maturity (months):	110
Weighted Average Mortgage Loan Remaining Term to Maturity (months):	110
Weighted Average Mortgage Loan Seasoning (months):	1
% of Mortgaged Properties Leased to a Single Tenant:	6.2%

Credit Statistics(1):
Weighted Average Mortgage Loan U/W NCF DSCR:	1.58x
Weighted Average Mortgage Loan Cut-off Date LTV(2):	64.8%
Weighted Average Mortgage Loan Maturity Date LTV(2):	57.0%
Weighted Average U/W NOI Debt Yield:	10.4%

Amortization Overview:
% Mortgage Loans with Amortization for Full Term:	36.4%
% Mortgage Loans with Partial Interest Only:	47.3%
% Mortgage Loans with Full Interest Only(3):	16.4%
Weighted Average Original Amortization Term (months)(4):	348
Weighted Average Remaining Amortization Term (months)(4):	348

Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	85.2%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(5):	85.2%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	76.5%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(6):	74.5%
% Mortgage Loans with Upfront Engineering Reserves:	38.0%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	24.4%
% Mortgage Loans with In Place Hard Lockboxes:	62.9%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 1.05x:	88.0%
% Mortgage Loans with Defeasance Only After a Lockout Period and Prior to an Open Period:	88.9%
% Mortgage Loans with Prepayment Only After a Lockout Period and Prior to an Open Period with a Yield Maintenance Charge:	11.1%

(1)
With respect to the Bronx Terminal Market Loan, the Pacific Design Center Loan and the Southfield Town Center Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans.

(2)
With respect to the Southfield Town Center Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $12.6 million tenant improvements and leasing commissions reserve and the $9.4 million upfront replacement reserve. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.5% and 69.1%, respectively. With respect to the Met Center 10 Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “Prospective As Is” appraised value of $44.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 75.0% and 61.4%, respectively. With respect to the 22 Exchange Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $28.35 million. Subtracting $1.8 million of planned improvements from the “As Complete” appraised value would result in the amount of $26.55 million and a corresponding Cut-off Date LTV and Maturity Date LTV of 73.4% and 63.4%, respectively. With respect to the Pell City Limited Service Hotel Portfolio Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Renovated” appraised value of $12.8 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.6% and 72.2%, respectively.

(3)	Interest only through the maturity date.
(4)	Excludes loans which are interest only for the full loan term.
(5)	Includes FF&E Reserves.
(6)	Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (DBRS/Fitch/S&P)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	AAA(sf) / AAAsf / AAA(sf)	$47,076,000		30.000%(6)	2.85	1 - 59	45.4%	14.9%
Class A-2	AAA(sf) / AAAsf / AAA(sf)	$139,682,000		30.000%(6)	4.93	59 - 60	45.4%	14.9%
Class A-SB	AAA(sf) / AAAsf / AAA(sf)	$53,600,000		30.000%(6)	6.99	60 - 107	45.4%	14.9%
Class A-3	AAA(sf) / AAAsf / AAA(sf)	$20,350,000		30.000%(6)	6.97	84 - 84	45.4%	14.9%
Class A-4	AAA(sf) / AAAsf / AAA(sf)	$195,000,000		30.000%(6)	9.76	107 - 119	45.4%	14.9%
Class A-5	AAA(sf) / AAAsf / AAA(sf)	$241,730,000		30.000%(6)	9.93	119 - 120	45.4%	14.9%
Class X-A(7)	AAA(sf) / AAAsf / NR	$758,464,000	(8)	N/A	N/A	N/A	N/A	N/A
Class A-M(9)	AAA(sf) / AAAsf / NR	$61,026,000	(10)	23.875%	9.97	120 - 120	49.3%	13.7%
Class B(9)	AA(low)(sf) / AA-sf / NR	$58,535,000	(10)	18.000%	9.97	120 - 120	53.1%	12.7%
Class PEZ(9)	A(low)(sf) / A-sf / NR	$165,641,000	(10)	13.375%(6)	9.98	120 - 121	56.1%	12.0%
Class C(9)	A(low)(sf) / A-sf / NR	$46,080,000	(10)	13.375%(6)	10.02	120 - 121	56.1%	12.0%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (DBRS/Fitch/S&P)	Initial Certificate Balance or Notional Amount(2)		Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	AAA(sf) / BBB-sf / NR	$158,169,000	(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	AAA(sf) / NR / NR	$79,707,247	(8)	N/A	N/A	N/A	N/A	N/A
Class D	BBB(low)(sf) / BBB-sf / NR	$53,554,000		8.000%	10.05	121 - 121	59.6%	11.3%
Class E	BB(low)(sf) / BB-sf / NR	$26,153,000		5.375%	10.05	121 - 121	61.3%	11.0%
Class F	B(low)(sf) / NR / NR	$23,664,000		3.000%	10.05	121 - 121	62.9%	10.7%
Class G	NR / NR / NR	$29,890,247		0.000%	10.05	121 - 121	64.8%	10.4%
(1)
The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)
Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amount of the Class X-A, Class X-B and Class X-C Certificates may vary depending upon the final pricing of the classes of certificates and/or trust components whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B or Class X-C Certificates, as applicable, would be equal to zero, such class of certificates will not be issued on the closing date of this securitization.

(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $46,080,000.

(7)
The pass-through rate applicable to the Class X-A, Class X-B and Class X-C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5 and Class A-M Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (C) with respect to the Class X-C Certificates, the weighted average of the pass-through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

SUMMARY OF THE CERTIFICATES

(8)
The Class X-A, Class X-B and Class X-C Certificates (the “Class X Certificates”) will not have Certificate Balances. None of the Class X-A, Class X-B and Class X-C Certificates are entitled to distributions of principal. The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5 and Class A-M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the Certificate Balances of each the Class B, Class C and Class D Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X-C Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate balance of each of the Class E, Class F and Class G Certificates.

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the closing date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $61,026,000, $58,535,000 and $46,080,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively. The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange; such initial Certificate Balance is not included in the aggregate certificate principal balance of the offered certificates set forth on the cover page of this Term Sheet. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

Short-Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut-off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	Natixis	Mellon Independence Center	Mixed Use	$65,500,000	59	74.9%	1.42x	9.4%
A-2/A-SB	CCRE	Doubletree Modesto	Hospitality	$26,400,000	60	64.4%	1.69x	12.8%
A-2/A-SB	GACC	GRM Los Angeles	Industrial	$16,575,000	60	75.0%	1.44x	9.7%
A-2/A-SB	CCRE	GreatStay Hotel Portfolio	Hospitality	$13,420,000	60	56.4%	2.62x	25.7%
A-2/A-SB	GACC	Pell City Limited Service Hotel Portfolio	Hospitality	$8,960,000	60	70.0%	2.23x	15.4%
A-2/A-SB	Natixis	College Corner & Whispering Pines	Multifamily	$7,400,000	60	74.4%	1.48x	10.0%
A-2/A-SB	LCF	Summit Commons	Retail	$7,030,000	60	76.1%	1.33x	10.3%
A-2/A-SB	CCRE	Waynesboro Industrial Building	Industrial	$6,350,000	60	54.6%	1.33x	15.4%
A-3	Natixis	Meridian Corporate Center I & II	Office	$20,350,000	84	65.0%	2.08x	10.1%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses or extensions for the indicated Certificates. See “Yield and Maturity Considerations - Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A-3 to the Free Writing Prospectus, then, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the principal balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero. Notwithstanding the foregoing, if the total principal balance of the Class A-M trust component, Class B trust component, Class C trust component and the Certificate Balances of the Class D through Class G Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X-A, Class X-B and Class X-C Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5 and the Class A-M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (ii) the notional amount of the Class X-B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B, Class C and Class D Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (iii) the notional amount of the Class X-C Certificates will be reduced by the principal distributions and realized losses allocated to the Class E , Class F and Class G Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

STRUCTURE OVERVIEW

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class X-B and Class X-C Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate. The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the PEZ Certificates.

The pass-through rate applicable to the Class X-A, Class X-B and Class X-C Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5 and Class A-M Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B, Class C and Class D Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the weighted average of the pass-through rates of the Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

STRUCTURE OVERVIEW

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4 and Class A-5 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5 and Class D Certificates and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5 and Class D Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =
	(Pass-Through Rate - Discount Rate)		The percentage of the principal distribution amount to such Class or trust component as described in (a) above
	(Mortgage Rate - Discount Rate)	X

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

STRUCTURE OVERVIEW

component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

Loan Combinations:
The Mortgaged Property identified on Annex A-1 to the Free Writing Prospectus as Bronx Terminal Market secures a Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $135,000,000, collectively evidenced by non-controlling Note A-4, Note A-5-2 and Note A-6 (the “Bronx Terminal Market Loan”), representing approximately 13.5% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis four companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $245,000,000, evidenced by Note A-1, Note A-2, Note A-3 and Note A-5-1. The controlling Note A-1 and Note A-2, with an aggregate original principal balance of $140,000,000 million, were included in the COMM 2014-CCRE17 mortgage trust. The non-controlling Note A-3 and Note A-5-1, with an aggregate original principal balance of $105,000,000 million, were included in the COMM 2014-UBS3 mortgage trust. The Bronx Terminal Market Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Bronx Terminal Market Loan Combination”.

The Bronx Terminal Market Loan Combination will be serviced pursuant to the COMM 2014-CCRE17 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the Bronx Terminal Market Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Bronx Terminal Market Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A-1 to the Free Writing Prospectus as Pacific Design Center secures a Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $95,000,000, evidenced by the controlling Note A-1 (the “Pacific Design Center Loan”), representing approximately 9.5% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $50,000,000, evidenced by the non-controlling Note A-2, which was included in the WFCM 2014-LC16 mortgage trust The Pacific Design Center Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Pacific Design Center Loan Combination.”

The Pacific Design Center Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement. For additional information regarding the Pacific Design Center Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Pacific Design Center Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A-1 to the Free Writing Prospectus as Southfield Town Center secures a Mortgage Loan with an outstanding principal balance as of the Cut-off Date of $62,000,000, evidenced by the non-controlling Note A-2 (the “Southfield Town Center Loan”), representing approximately 6.2% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $80,000,000, evidenced by the controlling Note A-1, which is was included in the COMM 2014-UBS3 mortgage trust. The Southfield Town Center Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Southfield Town Center Loan Combination.”

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

STRUCTURE OVERVIEW

The Southfield Town Center Loan Combination will be serviced pursuant to the COMM 2014-UBS3 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the Southfield Town Center Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Southfield Town Center Loan Combination” in the Free Writing Prospectus.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the Bronx Terminal Market Loan Combination and the Southfield Town Center Loan Combination). The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

For a description of the directing holder for the Bronx Terminal Market Loan Combination and the Southfield Town Center Loan Combination, which are each referred to herein as a “Loan Combination Directing Holder”, see “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G.
Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

The holder of the control rights with respect to the Bronx Terminal Market Loan Combination and the Southfield Town Center Loan Combination will be the related Loan Combination Directing Holder.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

STRUCTURE OVERVIEW

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Bronx Terminal Market Loan Combination and Southfield Town Center Loan Combination) may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the Bronx Terminal Market Loan Combination and Southfield Town Center Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below. See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Bronx Terminal Market Loan Combination and Southfield Town Center Loan Combination.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Bronx Terminal Market Loan Combination and Southfield Town Center Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorom or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer (other than with respect to the Bronx Terminal Market Loan Combination and the Southfield Town Center Loan Combination) with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer (other than with respect to the Bronx Terminal Market Loan Combination and Southfield Town Center Loan Combination). The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Bronx Terminal Market Loan Combination and Southfield Town Center Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

STRUCTURE OVERVIEW

Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates. See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Bronx Terminal Market Loan Combination and Southfield Town Center Loan Combination.
Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans (other than with respect to the Bronx Terminal Market Loan Combination and Southfield Town Center Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

STRUCTURE OVERVIEW

will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights with respect to the Bronx Terminal Market Loan Combination or the Southfield Town Center Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date Balances(1)

					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
$2,470,000	-	$7,499,999	14	$69,641,764	7.0%	5.0120%	102	1.46x	68.4%	57.5%
$7,500,000	-	$14,999,999	13	$121,843,483	12.2%	4.8561%	109	1.62x	67.2%	55.1%
$15,000,000	-	$24,999,999	11	$205,805,000	20.7%	4.7346%	110	1.53x	65.7%	56.9%
$25,000,000	-	$49,999,999	7	$241,550,000	24.2%	4.8549%	113	1.57x	66.6%	56.3%
$50,000,000	-	$74,999,999	2	$127,500,000	12.8%	4.6267%	88	1.63x	70.7%	64.2%
$75,000,000	-	$135,000,000	2	$230,000,000	23.1%	4.6540%	120	1.64x	56.5%	54.8%
Total/Weighted Average			49	$996,340,247	100.0%	4.7656%	110	1.58x	64.8%	57.0%

Distribution of Mortgage Rates(1)

					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
3.9300%	-	4.4999%	4	$67,035,000	6.7%	4.1853%	105	1.90x	59.4%	54.5%
4.5000%	-	4.7499%	14	$400,381,764	40.2%	4.5684%	108	1.60x	66.7%	61.4%
4.7500%	-	4.9999%	14	$325,900,000	32.7%	4.8208%	114	1.55x	62.2%	53.1%
5.0000%	-	6.1080%	17	$203,023,483	20.4%	5.2574%	107	1.49x	67.0%	55.5%
Total/Weighted Average			49	$996,340,247	100.0%	4.7656%	110	1.58x	64.8%	57.0%

Property Type Distribution(1)(3)

					Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pads, Beds or NRA	Cut-off Date Balance per Unit/Room/Pad Bed/NRA	Mortgage Rate	Stated Remaining Term (Mos.)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
Retail	13	$236,386,764	23.7%	1,917,475	$311	4.6794%	118	97.2%	1.58x	65.8%	61.3%
Anchored(4)	11	$220,686,764	22.1%	1,877,967	$302	4.6598%	117	97.0%	1.58x	66.1%	61.5%
Unanchored	2	$15,700,000	1.6%	39,508	$433	4.9553%	119	100.0%	1.52x	62.1%	57.5%
Multifamily	16	$182,225,000	18.3%	3,585	$80,360	4.6673%	116	96.0%	1.32x	71.2%	59.9%
Garden	10	$66,825,000	6.7%	1,495	$51,557	4.7952%	113	95.1%	1.38x	73.9%	63.1%
Mid Rise	3	$59,900,000	6.0%	441	$155,003	4.5184%	120	96.5%	1.29x	67.2%	55.1%
Student Housing	3	$55,500,000	5.6%	1,649	$34,481	4.6740%	115	96.5%	1.29x	72.3%	61.2%
Mixed Use	3	$181,150,000	18.2%	1,898,876	$122	4.6497%	98	78.2%	1.60x	56.4%	52.5%
Design Center/Office	1	$95,000,000	9.5%	1,003,868	$144	4.8330%	121	72.7%	1.55x	46.8%	42.8%
Office/Retail	2	$86,150,000	8.6%	895,008	$97	4.4476%	74	84.3%	1.66x	66.9%	63.2%
Office	6	$125,463,738	12.6%	2,784,148	$86	4.6964%	114	77.6%	2.03x	61.7%	55.1%
Suburban	4	$117,350,000	11.8%	2,722,333	$81	4.6399%	113	76.4%	2.08x	61.7%	55.4%
CBD	2	$8,113,738	0.8%	61,815	$163	5.5138%	120	95.5%	1.29x	62.5%	50.0%
Hospitality	12	$121,964,745	12.2%	1,698	$119,773	5.1613%	96	75.7%	1.71x	64.0%	53.2%
Limited Service	6	$69,948,483	7.0%	627	$153,837	5.1241%	112	75.2%	1.62x	68.3%	55.5%
Full Service	6	$52,016,262	5.2%	1,071	$73,965	5.2114%	74	76.4%	1.85x	58.2%	50.1%
Industrial	5	$78,675,000	7.9%	1,453,653	$72	4.9219%	103	100.0%	1.39x	69.2%	57.6%
Manufactured Housing Community	4	$54,475,000	5.5%	1,469	$42,712	4.7498%	120	83.8%	1.32x	71.5%	59.9%
Senior Housing	1	$16,000,000	1.6%	135	$118,519	5.2820%	120	91.9%	1.64x	58.4%	45.9%
Total/Weighted Average	60	$996,340,247	100.0%			4.7656%	110	87.8%	1.58x	64.8%	57.0%

Geographic Distribution(1)(3)

			% of Initial Outstanding Pool Balance	Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
California	7	$180,875,000	18.2%	4.8496%	106	1.51x	57.1%	51.8%
Southern(5)	5	$142,475,000	14.3%	4.8629%	114	1.50x	54.4%	49.6%
Northern(5)	2	$38,400,000	3.9%	4.8002%	79	1.55x	67.2%	60.1%
New York	4	$157,921,764	15.9%	4.5837%	119	1.67x	63.2%	61.4%
New York City	2	$143,000,000	14.4%	4.5635%	119	1.68x	63.4%	62.9%
Remaining New York State	2	$14,921,764	1.5%	4.7774%	120	1.59x	61.4%	47.5%
Texas	6	$110,565,000	11.1%	4.6542%	118	1.37x	69.4%	57.8%
Pennsylvania	7	$99,283,483	10.0%	4.6840%	72	1.58x	72.0%	64.5%
Michigan	1	$62,000,000	6.2%	4.7500%	119	1.85x	66.3%	56.9%
Alabama	4	$50,060,000	5.0%	5.1896%	109	1.64x	68.1%	57.4%
Other	31	$335,635,000	33.7%	4.8064%	114	1.59x	65.3%	55.3%
Total/Weighted Average	60	$996,340,247	100.0%	4.7656%	110	1.58x	64.8%	57.0%
(1)
With respect to the Bronx Terminal Market Loan, Pacific Design Center Loan and Southfield Town Center Loan, LTV, DSCR and Cut-off Date Balance Per Unit/Room/Pad/Bed/NRA calculations include the related pari passu companion loans.

(2)
With respect to the Southfield Town Center Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $12.6 million tenant improvements and leasing commissions reserve and the $9.4 million upfront replacement reserve. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.5% and 69.1%, respectively. With respect to the Met Center 10 Loan, the Cutoff Date LTV and Maturity Date LTV have been calculated based on the “Prospective As Is” appraised value of $44.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 75.0% and 61.4%, respectively. With respect to the 22 Exchange Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $28.35 million. Subtracting $1.8 million of planned improvements from the “As Complete” appraised value would result in the amount of $26.55 million and a corresponding Cut-off Date LTV and Maturity Date LTV of 73.4% and 63.4%, respectively. With respect to the Pell City Limited Service Hotel Portfolio Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Renovated” appraised value of $12.8 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.6% and 72.2%, respectively.

(3)	Reflects allocated loan amount for properties securing multi-property mortgage loans.
(4)	Includes anchored, shadow anchored and single tenant properties.
(5)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios(1)(2)

						Weighted Averages
Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
41.7%	-	54.9%	6	$179,221,764	18.0%	4.8470%	118	1.82x	47.7%	42.1%
55.0%	-	59.9%	3	$37,120,000	3.7%	5.0870%	98	1.99x	57.9%	49.3%
60.0%	-	64.9%	6	$191,400,000	19.2%	4.6322%	111	1.65x	63.2%	61.2%
65.0%	-	69.9%	13	$260,623,483	26.2%	4.7336%	116	1.57x	67.5%	56.5%
70.0%	-	74.9%	15	$282,200,000	28.3%	4.7521%	102	1.37x	73.5%	64.0%
75.0%	-	76.1%	6	$45,775,000	4.6%	5.0092%	89	1.44x	75.3%	64.5%
Total/Weighted Average			49	$996,340,247	100.0%	4.7656%	110	1.58x	64.8%	57.0%

Distribution of LTV Ratios at Maturity(1)(2)

						Weighted Averages
Range of LTV Ratios at Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
30.8%	-	49.9%	9	$219,141,764	22.0%	4.8983%	115	1.84x	49.6%	43.0%
50.0%	-	54.9%	7	$71,238,483	7.2%	4.8916%	120	1.46x	66.8%	53.1%
55.0%	-	59.9%	15	$303,310,000	30.4%	4.7299%	119	1.46x	69.2%	57.4%
60.0%	-	71.2%	18	$402,650,000	40.4%	4.6980%	98	1.56x	69.5%	65.1%
Total/Weighted Average			49	$996,340,247	100.0%	4.7656%	110	1.58x	64.8%	57.0%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
1.25x	-	1.29x	8	$144,110,000	14.5%	4.6013%	118	1.27x	70.7%	59.5%
1.30x	-	1.39x	12	$176,385,000	17.7%	4.9793%	115	1.33x	69.7%	56.8%
1.40x	-	1.49x	10	$158,525,000	15.9%	4.7586%	86	1.44x	71.4%	63.6%
1.50x	-	1.59x	6	$157,293,483	15.8%	4.9521%	121	1.54x	55.4%	47.8%
1.60x	-	1.99x	8	$261,646,764	26.3%	4.6850%	113	1.73x	63.8%	59.8%
2.00x	-	2.62x	5	$98,380,000	9.9%	4.5505%	99	2.39x	54.6%	50.5%
Total/Weighted Average			49	$996,340,247	100.0%	4.7656%	110	1.58x	64.8%	57.0%

Distribution of Original Terms to Maturity(1)

						Weighted Averages
Range of Original Terms to Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
60	-	60	8	$151,635,000	15.2%	4.7833%	60	1.62x	70.3%	65.1%
84	-	84	1	$20,350,000	2.0%	4.2700%	84	2.08x	65.0%	65.0%
120	-	123	40	$824,355,247	82.7%	4.7746%	119	1.56x	63.8%	55.4%
Total/Weighted Average			49	$996,340,247	100.0%	4.7656%	110	1.58x	64.8%	57.0%

Distribution of Remaining Terms to Maturity(1)

						Weighted Averages
Range of Remaining Terms to Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
59	-	60	8	$151,635,000	15.2%	4.7833%	60	1.62x	70.3%	65.1%
84	-	84	1	$20,350,000	2.0%	4.2700%	84	2.08x	65.0%	65.0%
107	-	121	40	$824,355,247	82.7%	4.7746%	119	1.56x	63.8%	55.4%
Total/Weighted Average			49	$996,340,247	100.0%	4.7656%	110	1.58x	64.8%	57.0%
(1)	With respect to the Bronx Terminal Market Loan, Pacific Design Center Loan and Southfield Town Center Loan, LTV and DSCR calculations include the related pari passu companion loans.
(2)
With respect to the Southfield Town Center Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $12.6 million tenant improvements and leasing commissions reserve and the $9.4 million upfront replacement reserve. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.5% and 69.1%, respectively. With respect to the Met Center 10 Loan, the Cut- off Date LTV and Maturity Date LTV have been calculated based on the “Prospective As Is” appraised value of $44.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 75.0% and 61.4%, respectively. With respect to the 22 Exchange Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $28.35 million. Subtracting $1.8 million of planned improvements from the “As Complete” appraised value would result in the amount of $26.55 million and a corresponding Cut-off Date LTV and Maturity Date LTV of 73.4% and 63.4%, respectively. With respect to the Pell City Limited Service Hotel Portfolio Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Renovated” appraised value of $12.8 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.6% and 72.2%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)

						Weighted Averages
Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
7.4%	-	7.9%	3	$79,900,000	8.0%	4.3804%	117	1.26x	69.3%	57.0%
8.0%	-	8.9%	10	$264,740,000	26.6%	4.6643%	119	1.51x	67.3%	62.5%
9.0%	-	9.9%	8	$180,150,000	18.1%	4.7581%	92	1.39x	72.9%	63.9%
10.0%	-	12.4%	18	$272,131,764	27.3%	4.9089%	114	1.57x	60.1%	51.7%
12.5%	-	14.9%	5	$115,038,483	11.5%	5.0104%	106	1.72x	63.8%	54.3%
15.0%	-	25.7%	5	$84,380,000	8.5%	4.6684%	100	2.39x	52.1%	46.3%
Total/Weighted Average			49	$996,340,247	100.0%	4.7656%	110	1.58x	64.8%	57.0%

Distribution of Amortization Types(1)

				Weighted Averages
Amortization Type	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity(2)
Interest Only, then Amortizing	20	$470,920,000	47.3%	4.7360%	108	1.62x	62.7%	56.0%
Amortizing Balloon	26	$362,370,247	36.4%	4.9210%	110	1.46x	68.2%	55.6%
Interest Only	3	$163,050,000	16.4%	4.5058%	115	1.74x	63.3%	63.3%
Total/Weighted Average	49	$996,340,247	100.0%	4.7656%	110	1.58x	64.8%	57.0%
(1)	With respect to the Bronx Terminal Market Loan, Pacific Design Center Loan and Southfield Town Center Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans.
(2)
With respect to the Southfield Town Center Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $12.6 million tenant improvements and leasing commissions reserve and the $9.4 million upfront replacement reserve. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.5% and 69.1%, respectively. With respect to the Met Center 10 Loan, the Cut- off Date LTV and Maturity Date LTV have been calculated based on the “Prospective As Is” appraised value of $44.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 75.0% and 61.4%, respectively. With respect to the 22 Exchange Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $28.35 million. Subtracting $1.8 million of planned improvements from the “As Complete” appraised value would result in the amount of $26.55 million and a corresponding Cut-off Date LTV and Maturity Date LTV of 73.4% and 63.4%, respectively. With respect to the Pell City Limited Service Hotel Portfolio Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Renovated” appraised value of $12.8 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.6% and 72.2%, respectively.

Ten Largest Mortgage Loans(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance(1)	% of Initial Outstanding Pool Balance	Cut-off Date Balance per NRA/Unit/ Bed Room	Cut-off Date LTV Ratio(1)	U/W NCF DSCR(1)	U/W NOI Debt Yield(1)
Bronx Terminal Market	GACC/CCRE	Bronx, NY	Retail	$135,000,000	13.5%	$417	63.3%	1.70x	8.0%
Pacific Design Center	LCF	West Hollywood, CA	Mixed Use	$95,000,000	9.5%	$144	46.8%	1.55x	10.4%
Mellon Independence Center	Natixis	Philadelphia, PA	Mixed Use	$65,500,000	6.6%	$91	74.9%	1.42x	9.4%
Southfield Town Center	GACC	Southfield, MI	Office	$62,000,000	6.2%	$66	66.3%	1.85x	12.5%
City Place Midtown Apartments	CCRE	Houston, TX	Multifamily	$48,400,000	4.9%	$172,242	68.5%	1.27x	7.9%
Hampton Inn & Suites - Gulf Front	LCF	Orange Beach, AL	Hospitality	$36,000,000	3.6%	$225,000	67.4%	1.53x	11.1%
UNH & UME Student Housing Portfolio	CCRE	Various	Multifamily	$36,000,000	3.6%	$30,560	74.2%	1.31x	9.3%
399 Thornall Street	GACC	Edison, NJ	Office	$35,000,000	3.5%	$104	51.5%	2.50x	17.3%
Midwest Portfolio	CCRE	Various	Multifamily	$30,500,000	3.1%	$56,066	73.2%	1.30x	8.9%
Met Center 10	GACC	Austin, TX	Industrial	$29,250,000	2.9%	$85	66.5%	1.48x	10.5%
Total/Weighted Average				$572,650,000	57.5%		63.6%	1.60x	10.1%

(1)
With respect to the Bronx Terminal Market Loan, Pacific Design Center Loan and Southfield Town Center Loan, LTV, DSCR, Debt Yield and Cut-off Date Balance per NRA/Unit/Bed/Room calculations include the related pari passu companion loans. With respect to the Southfield Town Center Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated net of the $12.6 million tenant improvements and leasing commissions reserve and the $9.4 million upfront replacement reserve. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 78.5% and 69.1%, respectively. With respect to the Met Center 10 Loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “Prospective As Is” appraised value of $44.0 million. The “As- is” Cut-off Date LTV and “As-is” Maturity Date LTV are 75.0% and 61.4%, respectively.

Pari Passu Companion Loan Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Companion Loan Cut-off Date Balance	Loans Combination Cut-off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
Bronx Terminal Market	$135,000,000	$245,000,000	$380,000,000	COMM 2014-CCRE17	Midland Loan Services	Midland Loan Services	COMM 2014-CCRE17
Pacific Design Center	$95,000,000	$50,000,000	$145,000,000	COMM 2014-CCRE18	KeyBank N.A.	Rialto	COMM 2014-CCRE18
Southfield Town Center	$62,000,000	$80,000,000	$142,000,000	COMM 2014-UBS3	Wells Fargo Bank, N.A.	LNR Partners, LLC	COMM 2014-UBS3

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE18 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Existing Mezzanine Debt Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut-off Date LTV Ratio	Total Debt Cut-off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Pacific Design Center(1)	$95,000,000	$20,000,000	1.55x	1.27x	46.8%	53.2%	10.4%	9.1%
Summit Commons(2)	$7,030,000	$3,850,000	1.33x	1.33x	76.1%	76.1%	10.3%	10.3%
(1)	With respect to Pacific Design Center Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loan.
(2)
The mezzanine debt was originated by a third party, Food Lion, LLC, prior to origination of the first mortgage. An intercreditor agreement was formed between the mezzanine lender and Ladder Capital Finance, LLC on May 9, 2014. Payments to the mezzanine lender are subordinate to the first mortgage lender and are only to be made when sufficient cash flow after the first mortgage debt service is available. As of May 9, 2014 the outstanding principal amount under the note is $3,850,000 and the amount of the accrued and unpaid interest is $801,028. As payments to the mezzanine lender are subordinate and made when there is sufficient cash flow, the metrics shown in the chart above apply to the first mortgage only.

Previous Securitization History(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Pacific Design Center	LCF	West Hollywood, CA	Mixed Use	$95,000,000	9.5%	CSFB 2004-C3
Southfield Town Center	GACC	Southfield, MI	Office	$62,000,000	6.2%	GCCFC 2004-FL2
Met Center 10	GACC	Austin, TX	Industrial	$29,250,000	2.9%	BACM 2005-3
Doubletree Modesto	CCRE	Modesto, CA	Hospitality	$26,400,000	2.6%	CGCMT 2006-FL2
Colonial Estates	LCF	Greenacres, FL	Manufactured Housing Community	$19,600,000	2.0%	MSC 2004-HQ4
GRM Los Angeles	GACC	Pico Rivera, CA	Industrial	$16,575,000	1.7%	LBUBS 2004-C4
Country Manor West MHP	CCRE	Carlisle, PA	Manufactured Housing Community	$12,375,000	1.2%	WBCMT 2004-C12
Fairfield Inn Butler	LCF	Butler, PA	Hospitality	$7,988,483	0.8%	CD 2006-CD3
College Corner & Whispering Pines	Natixis	Various	Multifamily	$7,400,000	0.7%	Various(2)
Buckner Commons	GACC	Dallas, TX	Retail	$6,535,000	0.7%	MLMT 2004-KEY2
Intermex	CCRE	Miami, FL	Office	$5,310,000	0.5%	JPMCC 2005-LDP1
Collingwood Gardens Apartments	Natixis	Houston, TX	Multifamily	$3,650,000	0.4%	GECMC 2005-C1
Madison Peebles Center	CCRE	Madison, OH	Retail	$3,100,000	0.3%	BACM 2003-2
Total				$295,183,483	29.6%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization. The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)	The most recent financing of the Whispering Pines property was previously securitized in LASL 2006-MF4. The most recent financing of the College Corner property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.3% 1.70x 8.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.3% 1.70x 8.0%

Mortgage Loan Information
Loan Seller:	GACC/CCRE
Loan Purpose:	Refinance
Sponsor:	The Related Companies, L.P.
Borrower:	BTM Development Partners, LLC
Original Balance(1):	$135,000,000
Cut-off Date Balance(1):	$135,000,000
% by Initial UPB:	13.5%
Interest Rate:	4.5280%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest Only
Additional Debt(1)(2)(3):	$245,000,000 Pari Passu Debt; Future Mezzanine Debt Permitted
Call Protection:	L(25), D(90), O(5)
Lockbox / Cash Management:	Hard / In Place

Reserves(4)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
Ground Rent:	$0	Springing

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$417
Balloon Balance / Sq. Ft.:	$417
Cut-off Date LTV:	63.3%
Balloon LTV:	63.3%
Underwritten NOI DSCR(6):	1.75x
Underwritten NCF DSCR(6):	1.70x
Underwritten NOI Debt Yield:	8.0%
Underwritten NCF Debt Yield:	7.8%
Underwritten NOI Debt Yield at Balloon:	8.0%
Underwritten NCF Debt Yield at Balloon:	7.8%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Leasehold
Location:	Bronx, NY
Year Built / Renovated:	2009 / NAP
Total Sq. Ft.:	912,333
Property Management:	Related BTM Development Partners, LLC
Underwritten NOI:	$30,553,869
Underwritten NCF:	$29,572,268
Appraised Value:	$600,000,000
Appraisal Date:	January 7, 2014

Historical NOI(7)
2013 NOI:	$28,228,794 (December 31, 2013)
2012 NOI:	$27,601,540 (December 31, 2012)
2011 NOI:	$26,088,738 (December 31, 2011)
2010 NOI:	$27,356,741 (December 31, 2010)
2009 NOI:	NAP

Historical Occupancy(7)
Most Recent Occupancy(8):	99.3% (April 1, 2014)
2013 Occupancy:	99.3% (December 31, 2013)
2012 Occupancy:	94.4% (December 31, 2012)
2011 Occupancy:	86.1% (December 31, 2011)
2010 Occupancy:	92.8% (December 31, 2010)
2009 Occupancy:	NAP
(1)
The Original Balance and Cut-off Date Balance of $135.0 million represent both the non-controlling Note A-4, Note A-5-2 and Note A-6 of the $380.0 million Bronx Terminal Market Loan Combination evidenced by seven pari passu notes. The pari passu companion loans are comprised of the controlling Note A-1 and Note A-2 and the non-controlling Note A-3 and Note A-5-1, with an aggregate original principal balance of $245.0 million. For additional information on the pari passu companion loans, see “The Loan” herein.

(2)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)
An indirect non-managing member of the borrower incurred additional tax credit financing in connection with the development of the Bronx Terminal Market Property. See “Historic Tax Credit Loan” herein.

(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Bronx Terminal Market Loan Combination.
(6)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 1.32x and 1.28x, respectively.

(7)	The Bronx Terminal Market Property was constructed in 2009 and opened for business in Q4 2009. As such, partial year 2009 NOI and 2009 Occupancy are not applicable.
(8)
Most Recent Occupancy includes Michaels, which leases 23,204 sq. ft. (2.5% of NRA) and is currently dark but paying full contractual rent, and CUNY Hostos, which recently executed leases for 18,276 sq. ft. (2.0% of NRA) of expansion space but is not yet paying rent or in occupancy of the expansion space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.3% 1.70x 8.0%

Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)	Sales PSF(2)	Occupancy Cost (% of Sales)(2)
Anchor Tenants
Target	A-/A2/A	188,446	20.7%	10/1/2033	$5.54	$80,000	$425(3)	3.8%(3)
BJ’s Wholesale Club	NR/B3/B-	130,099	14.3%	8/1/2029	$37.50	$134,973	$1,037(4)	4.9%(4)
Home Depot	A-/A2/A	124,955	13.7%	2/1/2034	$44.00	NAV	NAV	NAV
Subtotal		443,500	48.6%		$25.75	$214,973	$675	4.2%

Major Tenants
Toys ‘R’ Us / Babies ‘R’ Us	CCC/Caa2/B-	76,921	8.4%	1/31/2020(5)	$23.00	$13,555	$176	13.1%
Burlington Coat Factory	NR/B2/B	74,329	8.1%	1/1/2028	$26.00	$17,815	$240	17.2%
Best Buy	BB-/Baa2/BB	52,086	5.7%	1/1/2020	$45.00	NAV	NAV	NAV
Raymour & Flanigan	NR/NR/NR	46,814	5.1%	10/1/2024	$40.00	NAV	NAV	NAV
Marshalls	NR/A3/A+	37,401	4.1%	8/1/2019	$35.00	$9,974	$267(4)	16.8%(4)
Subtotal		287,551	31.5%		$32.09	$41,344	$219	15.4%
Other Major Tenants(6)		111,198	12.2%		$42.31		NAV	NAV
Total Major Tenants		398,749	43.7%		$34.94

Other In-line Tenants		36,151	4.0%		$53.46		$230	16.1%
Restaurant / Food Court		27,870	3.1%		$42.91		$749	10.8%
Total Occupied Collateral		906,270	99.3%

Vacant		6,063	0.7%
Total / Wtd. Avg.		912,333	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	Sales PSF and Occupancy Cost (% of Sales) provided by the borrower are as of the most recent year-end reported.
(3)	Target’s Sales PSF and Occupancy Cost (% of Sales) are estimates provided by the borrower.
(4)
Sales PSF and Occupancy Cost (% of Sales) for BJ’s Wholesale Club are as of year-end 2011. BJ’s Wholesale Club was only required to report sales for the first two years of its lease and is no longer required to report sales. Sales PSF and Occupancy Cost (% of Sales) for Marshalls are as of year-end 2012.

(5)
Toys ‘R’ Us / Babies ‘R’ Us has a termination option on May 1, 2016 and on each year thereafter through April 30, 2019 if its gross sales do not exceed $14.0 million for the preceding twelve month period, provided such termination notice may not be given later than 120 days after the expiration of the twelve month period.

(6)
Other Major Tenants includes Michaels, which is currently dark but paying full rent per its contractual lease agreement. Michaels originally closed its store and went into a tolling period beginning in January 2012 to accommodate the reconstruction of the adjacent tenant Burlington Coat Factory, which was completed in the fourth quarter of 2013. Michaels’ tolling period ended on January 15, 2014, at which time it resumed paying full rent.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	1,518	0.2%	1,518	0.2%	$90.00	0.5%	0.5%
2015	0	0	0.0%	1,518	0.2%	$0.00	0.0%	0.5%
2016	1	1,893	0.2%	3,411	0.4%	$48.49	0.3%	0.8%
2017	0	0	0.0%	3,411	0.4%	$0.00	0.0%	0.8%
2018	0	0	0.0%	3,411	0.4%	$0.00	0.0%	0.8%
2019	5	46,896	5.1%	50,307	5.5%	$45.10	7.4%	8.2%
2020	6	158,033	17.3%	208,340	22.8%	$31.74	17.6%	25.8%
2021	2	25,715	2.8%	234,055	25.7%	$41.21	3.7%	29.6%
2022	0	0	0.0%	234,055	25.7%	$0.00	0.0%	29.6%
2023	0	0	0.0%	234,055	25.7%	$0.00	0.0%	29.6%
2024	4	67,387	7.4%	301,442	33.0%	$43.81	10.4%	39.9%
Thereafter	10	604,828	66.3%	906,270	99.3%	$28.29	60.1%	100.0%
Vacant	NAP	6,063	0.7%	912,333	100.0%	NAP	NAP
Total / Wtd. Avg.	29	912,333	100.0%			$31.43	100.0%
(1)
Certain tenants have lease termination options, including those related to co-tenancy provisions and sales thresholds, that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.3% 1.70x 8.0%

The Loan.    The Bronx Terminal Market loan (the “Bronx Terminal Market Loan”) consists of the non-controlling Note A-4, Note A-5-2 and Note A-6 in the aggregate original principal amount of $135.0 million of a fixed rate loan in the aggregate principal amount of $380.0 million (the “Bronx Terminal Market Loan Combination”). The Bronx Terminal Market Loan Combination is secured by the borrower’s leasehold interest in a 912,333 sq. ft., Class A, anchored retail power center located at 658 River Avenue in the Bronx, New York (the “Bronx Terminal Market Property”). The Bronx Terminal Market Loan Combination was co-originated by GACC and Cantor Commercial Real Estate Lending, L.P. (“CCRE”) and is evidenced by seven pari passu notes. Only the non-controlling Note A-4, Note A-5-2 and Note A-6, with an aggregate original principal balance of $135.0 million, will be included in the COMM 2014-CCRE18 mortgage trust. The controlling Note A-1 and Note A-2, with an aggregate original principal balance of $140.0 million, were included in the COMM 2014-CCRE17 mortgage trust. The remaining notes are described in the chart below and were contributed to COMM 2014-UBS3. The Bronx Terminal Market Loan Combination has a 10-year term and accrues interest at a fixed rate equal to 4.5280% for the loan term.

The proceeds of the Bronx Terminal Market Loan Combination were used to retire existing debt of approximately $332.9 million and pay closing costs of approximately $4.9 million, giving the borrower a return of equity of approximately $42.2 million. Based on the appraised value of $600.0 million as of January 7, 2014, the cut-off date LTV of the Bronx Terminal Market Loan Combination is 63.3% and the remaining implied equity is $220.0 million. The most recent prior financing of the Bronx Terminal Market Property was not included in a securitization.

The relationship between the holders of Note A-1, Note A-2, Note A-3, Note A-4, Note A-5-1, Note A-5-2 and Note A-6 is governed by an intercreditor agreement which is described under “Description of the Mortgage Pool—Loan Combinations—The Bronx Terminal Market Loan Combination” in the Free Writing Prospectus.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1 & Note A-2	$140,000,000	$140,000,000	COMM 2014-CCRE17	Yes
Note A-3 & Note A-5-1	$105,000,000	$105,000,000	COMM 2014-UBS3	No
Note A-4, Note A-5-2 & Note A-6	$135,000,000	$135,000,000	COMM 2014-CCRE18	No
Total	$380,000,000	$380,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$380,000,000	100.0%	Loan Payoff	$332,896,354	87.6%
			Closing Costs	$4,948,626	1.3%
			Return of Equity	$42,155,020	11.1%
Total Sources	$380,000,000	100.0%	Total Uses	$380,000,000	100.0%

The Borrower / Sponsor.    The borrower, BTM Development Partners, LLC, is a single purpose New York limited liability company structured to be bankruptcy-remote, with a single purpose Delaware limited liability company as its managing member and two independent managers in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is The Related Companies, L.P. (“Related”). Founded in 1972 by Stephen Ross, Related is a privately-owned, vertically integrated real estate firm that develops, acquires, manages, finances and markets real estate developments both within the United States and internationally.

Related’s real estate portfolio is currently valued in excess of $15.0 billion and includes luxury residential, affordable and workforce apartments, commercial office, retail and mixed-use developments in Boston, Chicago, Los Angeles, San Francisco, South Florida, Abu Dhabi and Sao Paulo. Notable Related properties include Time Warner Center at Columbus Circle and TriBeCa Green in Manhattan, New York, CityPlace in West Palm Beach, Florida and The Century in Los Angeles, California. Related is also developing the Hudson Yards project on Manhattan’s west side, a 28-acre, 17.4 million sq. ft. mixed-use development which is expected to be completed in 2018. Since its founding, Related has developed or acquired over $22.0 billion of real estate and currently employs over 2,500 employees across seven offices in the United States and two international offices located in Abu Dhabi, United Arab Emirates and Shanghai, China.

Certain employees of Cantor Commercial Real Estate Company, L.P. are holders of non-controlling beneficial ownership interests in the related borrower. See “Risk Factors—Risks Related to Conflicts of Interest—Other Potential Conflicts of Interest” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.3% 1.70x 8.0%

The Property.    The Bronx Terminal Market Property is a 912,333 sq. ft. multi-level anchored retail power center located on a 16.8 acre site in the Bronx which is bounded generally by 149th Street to the south, River Avenue to the west and adjacent to the Major Deegan Expressway, the Metro-North rail road tracks to the north and Exterior Street to the east. The Bronx Terminal Market Property consists of a four-level south tower and three-level north tower which are connected via a six-level parking garage consisting of 2,610 spaces, for a parking ratio of 2.86 per 1,000 sq. ft., along with two adjacent one-story buildings. The Bronx Terminal Market Property was developed by Related in 2009 for a reported cost of $360.1 million and opened for business in the fourth quarter of 2009.

The Bronx Terminal Market Property features 27 tenants, including national anchor tenants Target (rated A-/A2/A by Fitch/Moody’s/S&P), Home Depot (rated A-/A2/A by Fitch/Moody’s/S&P) and BJ’s Wholesale Club (rated B3/B- by Moody’s/S&P), and national major tenants such as Marshalls, Best Buy, Toys ‘R’ Us / Babies ‘R’ Us, Michaels and Staples, among others. National in-line tenants include Gamestop, AT&T, T-Mobile, Sprint, JP Morgan Chase and Payless Shoe Source. As of April 1, 2014, the Bronx Terminal Market Property was 99.3% occupied.

Historical sales for all tenants reporting sales at the Bronx Terminal Market Property are presented in the following chart.

Historical Sales PSF(1)
	2010	2011	2012	2013
Anchor Tenant
Target(2)	NAV	NAV	NAV	$425
BJ’s Wholesale Club(3)	$990	$1,037	NAV	NAV

Major Tenants
Toys ‘R’ Us / Babies ‘R’ Us	$225	$214	$197	$176
Burlington Coat Factory	NAV	NAV	$209	$240
Marshalls	$229	$233	$267	NAV

Other In-Line / Restaurant
Skechers	NAV	$169	$178	$217
Payless Shoe Source	$146	$143	$134	NAV
Applebee’s	$600	$652	$717	$749
GNC	$176	$237	$274	$287
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	Historical Sales PSF for Target is based on a borrower estimate.
(3)	BJ’s Wholesale Club was required to report sales for the first two years of its lease and is no longer required to report sales.

Environmental Matters.    The Phase I environmental report dated January 8, 2014 recommended no further action at the Bronx Terminal Market Property other than (i) the development and implementation of an asbestos operation and maintenance plan for the southernmost building at the property which is the only remaining structure from the original development on the site, which is in place, and (ii) the maintenance of certain engineering controls and annual certifications relating to historical contamination. See “Risk Factors — Risks Related to the Mortgage Loans—Environmental Issues at the Mortgaged Properties May Adversely Affect Payments on Your Certificates” in the Free Writing Prospectus.

The Market.    The Bronx Terminal Market Property is located in the Bronxchester neighborhood of the Bronx, directly to the south of the new Yankee Stadium. The Bronxchester neighborhood has been the subject of multiple revitalization initiatives including the Yankee Stadium Area Redevelopment Project, which includes the construction of four new public baseball fields, a skating park, 18 new tennis courts and a new esplanade providing access from Yankee Stadium to the Bronx Terminal Market Property. Other proposed developments include a 28,000-seat Major League Soccer stadium that is proposed to be completed by 2019. Subway access to the Bronx Terminal Market Property is provided via the 2, 4 and 5 lines at the Grand Concourse station located three blocks to the east, as well as the 4, B and D lines at the 161st Street-Yankee Stadium station eight blocks to the north. The area is also served by numerous bus routes including the BXM1, BXM2, BXM3, BXM18, BX11 and BX13 lines and the Metro-North rail station immediately to the north of the Bronx Terminal Market Property. The Bronx Terminal Market Property is directly accessible via car from exits 4 and 6 on the Major Deegan Expressway. Pedestrian traffic in the area exceeds 250,000 per day.

The appraiser determined a primary trade area that encompasses the three-mile radius around the Bronx Terminal Market Property. This primary trade area included approximately 1.2 million people and 456,401 households as of year-end 2013, with an average household income of $51,737, above the Bronx County average of $46,664. The appraiser determined a primary competitive set that includes four other anchored retail shopping centers within Upper Manhattan and the Bronx. The appraiser also identified three

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.3% 1.70x 8.0%

proposed competitive properties: The Mall at Bay Plaza, Riverdale Crossings and Throggs Neck Shopping Center, all of which will be located approximately five or more miles to the north of the Bronx Terminal Market Property, outside of its primary trade area.

The primary competitive set for the Bronx Terminal Market Property is presented in the following chart.

Bronx Terminal Market Competitive Set(1)
Name	Bronx Terminal Market Property	Bay Plaza Power Center	East River Plaza	River Plaza	Bruckner Plaza Shopping Center
Distance from Subject	NAP	9.7 miles	2.4 miles	4.2 miles	6.4 miles
City, State	Bronx, NY	Bronx, NY	New York, NY	Bronx, NY	Bronx, NY
Property Type	Power Center	Power Center	Power Center	Regional Center	Community Center
Year Built / Renovated	2009 / NAP	1988 / 2004	2010 / NAP	2004 / NAP	1965 / 1989
Total Occupancy(2)	99.3%	96.0%	95.0%	98.0%	96.0%
Anchor Size (Sq. Ft.)	443,500	370,000	280,211	164,638	186,584
Total Size (Sq. Ft.)	912,333	1,200,000	524,498	235,000	449,941
Anchor Tenants	Target BJ’s Wholesale Club Home Depot	Pathmark AMC Theaters Raymour & Flanigan	Target Costco Burlington Coat Factory Marshall’s	Target Best Buy Marshall’s	Kmart Toys ‘R’ Us Marshall’s Old Navy
(1)	Source: Appraisal
(2)	Total Occupancy for the Bronx Terminal Market Property is as of April 1, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$25,634,042	$25,534,402	$26,224,542	$26,651,657	$31,493,521	$34.52
Overflow Parking Income	237,225	398,270	344,899	200,762	0	0.00
Value of Vacant Space	0	0	0	0	$376,929	0.41
Gross Potential Rent	$25,871,267	$25,932,672	$26,569,441	$26,852,419	$31,870,450	$34.93
Total Recoveries	8,471,377	7,560,692	8,921,104	9,882,405	10,637,817	11.66
Total Other Income	4,898,128	4,381,748	4,624,299	4,460,101	4,250,002	4.66
Less: Vacancy & Credit Loss(2)	0	0	12,562	(277,129)	(3,135,914)	(3.44)
Effective Gross Income	$39,240,773	$37,875,112	$40,127,406	$40,917,796	$43,622,355	$47.81
Total Operating Expenses	11,884,032	11,786,374	12,525,866	12,689,002	13,068,486	14.32
Net Operating Income	$27,356,741	$26,088,738	$27,601,540	$28,228,794	$30,553,869	$33.49
TI/LC	0	0	0	0	707,901	0.78
Capital Expenditures	0	0	0	0	273,700	0.30
Net Cash Flow	$27,356,741	$26,088,738	$27,601,540	$28,228,794	$29,572,268	$32.41

Average Effective Annual Rent PSF	$30.28	$32.51	$30.45	$29.42	$32.84

(1)	U/W Base Rent includes $1,005,727 in rent steps through March 2015 and $737,972 in straight line rent attributable to credit tenants from March 2015 through March 2024.
(2)
U/W Vacancy represents 2.0% of gross income. Vacancy & Credit Loss includes $2,217,876 in concessions granted to Toys ‘R’ Us / Babies ‘R’ Us. Toys ‘R’ Us / Babies ‘R’ Us negotiated a reduced rent period which is scheduled to commence in May 2015 for an annualized reduced rent of $1,269,192 and a $948,684 CAM holiday for the second half of 2015 in exchange for a landlord termination option. The U/W Base Rent for Toys ‘R’ Us / Babies ‘R’ Us presented in the Tenant Summary chart is net of rent concessions.

Property Management.    The Bronx Terminal Market Property is managed by Related BTM Development Partners, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Bronx Terminal Market Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a lender-controlled cash management account and disbursed in accordance with the Bronx Terminal Market Loan Combination documents. Provided no Trigger Period (as defined herein) exists, all funds remaining in the cash management account after the payment of all required monthly debt service and reserve amounts (if any) will be remitted to the borrower on a daily basis.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.3% 1.70x 8.0%

A “Trigger Period” will commence (i) upon the occurrence of an event of default, (ii) if, as of any quarterly testing date, the DSCR is less than 1.10x (a “Low DSCR Trigger Period”), or (iii) upon an event of default under any mezzanine loan documents, and will end, (A) with respect to a Trigger Period continuing due to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender, (B) with respect to a Trigger Period continuing due to clause (ii) above, if the DSCR is at least 1.15x for two consecutive calendar quarters, or (C) with respect to a Trigger Period continuing due to clause (iii) above, when such event of default is no longer continuing.

Initial Reserves.    None.

Ongoing Reserves.    During a Trigger Period, the borrower is required to deposit on a monthly basis (i) 1/12th of the estimated annual real estate taxes, which currently equates to $119,045, into a tax reserve account, (ii) 1/12th of the estimated annual insurance premiums, which currently equates to $33,652, into an insurance reserve account, (iii) $22,808 into a capital expenditure account, subject to a cap of $547,400 so long as no Low DSCR Trigger Period exists, (iv) $70,672 into a rollover reserve account, subject to a cap of $1,696,118 so long as no Low DSCR Trigger Period exists and (v) an amount equal to the ground rent due for the following month into a ground rent reserve account. Notwithstanding the foregoing, if an acceptable blanket insurance policy is in place, deposits into the insurance reserve account will be suspended.

Current Mezzanine or Subordinate Indebtedness.    None.

Historic Tax Credit Loan.    Bronx Terminal Market Fund, LLC (the “Fund”), the owner of a 99.99% non-managing membership interest in RCDG Sub-CDE I, LLC (“RCDG Sub”), itself the owner of a .01% non-managing membership interest in the borrower, has pledged its interest in RCDG Sub as security for a $99.5 million loan (the “Fund Loan”) made by U.S. Bancorp Community Development Corporation for the purpose of preserving certain historic tax credits allocated in connection with the development of the Bronx Terminal Market Property.  The documents evidencing the Fund Loan required RCDG Sub to deposit $99.5 million into a blocked account with an affiliate of the Fund Loan lender and provided that, on December 18, 2014, such amount will be released to RCDG Sub, used by RCDG Sub to make $99.5 million distribution to the Fund, and used by the Fund to repay the Fund Loan.

Future Mezzanine or Subordinate Indebtedness Permitted.    The borrower is permitted one time during the loan term to have an affiliate of the borrower obtain a mezzanine loan after April 15, 2017, from an approved mezzanine lender secured by a pledge of the direct or indirect equity interests in the borrower, provided, among other things per the Bronx Terminal Market Loan Combination documents, that (i) no more than one tranche of approved mezzanine debt is permitted at any time during the loan term and (ii) that the maximum principal amount of the approved mezzanine loan does not exceed the lesser of the following (A) $50,000,000 and (B) the amount which would result in (x) a combined LTV ratio as of the closing of the mezzanine loan being no greater than 65.0% and (y) a combined DSCR as of the closing of the approved mezzanine loan being no less than 1.30x.

Ground Lease.    The Bronx Terminal Market Property is subject to a long term ground lease. The lessor on the ground lease is the City of New York. The ground lease commenced in September 2006 and has an initial expiration date of September 13, 2055, with five consecutive 10-year renewal options with written notice due no later than one year before the applicable expiration date. Ground rent due under the lease is calculated as the greater of (a) $341,183 per year, with 5.0% increases every five years beginning in August 2014, and (b) 2.0% of gross revenue from the Bronx Terminal Market Property, which increases to 3.0% in August 2014, 4.0% in August 2019 and 5.0% in August 2024. In addition, pursuant to the terms of the ground lease, in the event of certain sales or financings of the Bronx Terminal Market Property, the ground lessor is entitled to share in a portion of the net proceeds of such sale or financing in an amount equal to 7.5% of such net proceeds (if on or prior to the expiration of the initial term of the ground lease) or 15% of such net proceeds (if after the expiration of the initial term of the ground lease).

Partial Release.    The borrower has the right after April 15, 2016 to obtain a release of a parcel managed by an unaffiliated parking lot manager that is currently used for overflow parking for events at Yankees Stadium provided, among other conditions, that (i) no event of default exists at the time of such release, (ii) the release parcel is a legally subdivided parcel separate from the remainder of and is on a separate tax lot from the remainder of the Bronx Terminal Market Property and (iii) the release parcel is severed from the ground lease in accordance with the terms thereof and leased by the ground lessor to another tenant other than the borrower.

PILOT Program.    The Bronx Terminal Market Property is currently subject to a 25-year PILOT program, ending in 2035. Taxes are payable on the Bronx Terminal Market Property based on the actual property taxes (or, if the Bronx Terminal Market Property or the owner, including the City of New York, is exempt from real property taxes, the amount that would be assessed if not for such exemption), provided, however, the improvements are fully exempt from real estate taxes for the first 16 years following the date the first building permit was issued for the Bronx Terminal Market Property. Taxes on the improvements phase in at 10.0% increments from year 17 through year 25 when the exemption for improvements ends in tax year 2035.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.3% 1.70x 8.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.3% 1.70x 8.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$135,000,000 63.3% 1.70x 8.0%

Bronx Terminal Market
658 River Avenue
Bronx, NY 10451
Yankee Stadium
WASHINGTON HEIGHTS
MORRIS HEIGHTS
HIGH BRIDGE
CROSS BRONX EXPY
Bronx Community College
BRONX
SOUTH BRONX
MOTT HAVEN
PORT MORRIS
HARLEM
EAST HARLEM
UPPER WEST SIDE
UPPER EAST SIDE
MANHATTAN
Central Park
Columbia University
Cuny-City College
Harlem Hospital
Harlem River
HARLEM RIVER DR
HENRY HUDSON PKWY
FDR DRIVE
Hudson River
East River
NEW JERSEY
NEW YORK
STEINWAY
High Bridge Park
Claremont Park
Crotona Park
St Mary's Park
Randalls Island Park
Thomas Jefferson Park
Morningside Park
Riverside Park
GRAND CONCOURSE
JEROME AVE
FREDERICK DOUGLASS BLVD
E 149TH ST
W 145TH ST
W 125TH ST
E 125TH ST
W 110TH ST
E 106TH ST
W 155TH ST
3RD AVE
WILLIS AVE
MELROSE AVE
ST ANNS AVE
BOSTON RD
2ND AVE
1ST AVE
7TH AVE
9A
87
95
278
1
BRONX TERMINAL MARKET
Yankee Stadium

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8687 Melrose Avenue West Hollywood, CA 90069	Collateral Asset Summary – Loan No. 2 Pacific Design Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 46.8% 1.55x 10.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8687 Melrose Avenue West Hollywood, CA 90069	Collateral Asset Summary – Loan No. 2 Pacific Design Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 46.8% 1.55x 10.4%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Refinance
Sponsor:	Charles Steven Cohen
Borrower:	Pacific Design Center 1, LLC
Original Balance(1):	$95,000,000
Cut-off Date Balance(1):	$95,000,000
% by Initial UPB:	9.5%
Interest Rate:	4.8330%
Payment Date:	11th of each month
First Payment Date:	May 11, 2014
Maturity Date:	July 11, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt(1):	$50,000,000 Pari Passu Debt; $20,000,000 Mezzanine Loan
Call Protection:	L(35), YM1(84), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(2)
	Initial	Monthly
Taxes:	$738,404	$184,601
Insurance:	$344,266	$86,067
Replacement:	$0	$20,914
TI/LC:	$2,000,000	$50,000

Financial Information
Mortgage Loan(3)		Total Debt
Cut-off Date Balance / Sq. Ft.:	$144	$164
Balloon Balance / Sq. Ft.:	$132	$152
Cut-off Date LTV:	46.8%	53.2%
Balloon LTV:	42.8%	49.1%
Underwritten NOI DSCR(4):	1.65x	1.34x
Underwritten NCF DSCR(4):	1.55x	1.27x
Underwritten NOI Debt Yield:	10.4%	9.1%
Underwritten NCF Debt Yield:	9.8%	8.6%
Underwritten NOI Debt Yield at Balloon:	11.4%	9.9%
Underwritten NCF Debt Yield at Balloon:	10.7%	9.4%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Design Center / Office
Collateral:	Fee Simple
Location:	West Hollywood, CA
Year Built / Renovated:	1975, 1988 / 2001
Total Sq. Ft.:	1,003,868
Property Management:	Cohen Brothers Realty Corporation of California
Underwritten NOI(5):	$15,087,674
Underwritten NCF:	$14,237,983
Appraised Value:	$310,000,000
Appraisal Date:	March 6, 2014

Historical NOI
Most Recent NOI(5):	$13,550,093 (T-12 February 28, 2014)
2013 NOI:	$13,586,224 (December 31, 2013)
2012 NOI:	$14,822,107 (December 31, 2012)
2011 NOI:	$15,683,370 (December 31, 2011)

Historical Occupancy(6)
Most Recent Occupancy:	72.7% (March 3, 2014)
2013 Occupancy:	66.4% (December 31, 2013)
2012 Occupancy:	68.1% (December 31, 2012)
2011 Occupancy:	70.7% (December 31, 2011)
(1)
The Original Balance and Cut-off Date Balance of $95.0 million represent the controlling Note A-1 of the $145.0 million Pacific Design Center Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the non-controlling Note A-2, with an original principal balance of $50.0 million, which was included in the WFCM 2014-LC16 mortgage trust. For additional information on the pari passu companion loan, see “The Loan” herein. For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.

(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Pacific Design Center Loan Combination.
(4)
Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.12x and 2.00x, respectively, for the Pacific Design Center Loan Combination and 1.66x and 1.57x, respectively, for the total debt.

(5)
The increase in the Underwritten NOI is due primarily to the $434,771 in contractual rent steps through June 30, 2015 that were underwritten as well as a higher other income that was underwritten based on the appraisal and lower real estate taxes and insurance premiums versus Most Recent NOI that were underwritten based on the actual tax and insurance bills.

(6)
The most recent occupancy presented above includes approximately 70,210 sq. ft. of “Design Lab” space on the second floor of the Blue Building that is currently occupied by art galleries. The related borrower does not charge any rent to these tenants, and considers the galleries an amenity to design tenants. If the second floor design space is considered vacant, the occupancy of the Pacific Design Center Property as of March 3, 2014 was 65.7%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8687 Melrose Avenue West Hollywood, CA 90069	Collateral Asset Summary – Loan No. 2 Pacific Design Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 46.8% 1.55x 10.4%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration
Interpublic Group(3)(4)	BBB/Baa3/BB+	211,961	21.1%	$26.05	24.3%	Various(5)
Holly Hunt / Kneedler / Knoll	NR/NR/NR	41,768	4.2%	$44.47	8.2%	Various(6)
Baker Knapp & Tubbs	NR/NR/NR	18,620	1.9%	$33.53	2.8%	10/31/2024
Kravet	NR/NR/NR	12,576	1.3%	$48.00	2.7%	11/30/2017
Janus	NR/NR/NR	13,317	1.3%	$40.18	2.4%	8/31/2015
Total Major Tenants		298,242	29.7%	$30.66	40.3%
Remaining Tenants(7)		431,536	43.0%	$31.40	59.7%
Total Occupied Collateral		729,778	72.7%	$31.09	100.0%
Vacant		274,090	27.3%
Total		1,003,868	100.0%

(1)   Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)   U/W Base Rent PSF includes contractual rent steps through June 30, 2015.
(3)   16,175 sq. ft. of the Interpublic Group space is leased to Imada Wong Communications Group, a subsidiary of Interpublic Group.
(4)   Imada Wong Communications Group, a subsidiary of Interpublic Group, has a termination option effective October 31, 2015 for its space, provided the tenant gives written notice prior to February 1, 2015 and the tenant pays a termination fee of $107,208.
(5)   Includes 84 sq. ft. expiring July 31, 2014, 300 sq. ft. expiring September 30, 2014, 100 sq. ft. expiring December 31, 2014, 203,276 sq. ft. expiring January 31, 2017, and 8,000 sq. ft. expiring March 31, 2019.
(6)   In addition to Holly Hunt, the Pacific Design Center Property is occupied by Holly Hunt affiliates Kneedler and Knoll. The lease expiration dates of these tenants are April 30, 2018 (21,276 sq. ft., Kneedler), April 30, 2018 (1,068 sq. ft., Knoll), December 31, 2018 (2,303 sq. ft., Knoll), and December 31, 2020 (17,120 sq. ft., Holly Hunt).
(7)   The non-major tenants total includes 70,210 sq. ft. of gallery space (“DesignLab”).  This space is used as a tenant amenity but has no rent associated with it.  Excluding the DesignLab, the U/W Base Rent PSF is $37.50 for non-major tenants and $34.40 for occupied tenants. If the second floor design space is considered vacant, the occupancy of the Pacific Design Center Property as of March 3, 2014 was 65.7%.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(3)	30	71,123	7.1%	71,123	7.1%	$0.80	0.2%	0.2%
2014	26	16,785	1.7%	87,908	8.8%	$35.48	2.6%	2.9%
2015	16	45,880	4.6%	133,788	13.3%	$44.35	9.0%	11.8%
2016	22	47,448	4.7%	181,236	18.1%	$38.74	8.1%	19.9%
2017	41	278,361	27.7%	459,597	45.8%	$31.37	38.5%	58.4%
2018	27	83,474	8.3%	543,071	54.1%	$49.23	18.1%	76.5%
2019	9	41,890	4.2%	584,961	58.3%	$31.03	5.7%	82.3%
2020	4	29,569	2.9%	614,530	61.2%	$33.25	4.3%	86.6%
2021	7	26,212	2.6%	640,742	63.8%	$40.48	4.7%	91.3%
2022	4	12,197	1.2%	652,939	65.0%	$45.40	2.4%	93.7%
2023	2	3,377	0.3%	656,316	65.4%	$25.76	0.4%	94.1%
2024	2	25,397	2.5%	681,713	67.9%	$35.26	3.9%	98.0%
Thereafter	14	48,065	4.8%	729,778	72.7%	$9.21	2.0%	100.0%
Vacant	NAP	274,090	27.3%	1,003,868	100.0%	NAP	NAP
Total / Wtd. Avg.	204	1,003,868	100.0%			$31.09	100.0%
(1)   Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the rollover schedule.
(2)   The rollover schedule includes contractual rent steps through June 30, 2015.
(3)   The month-to-month tenants include 70,210 sq. ft. of DesignLab space.  This space is used as a tenant amenity but has no rent associated with it.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8687 Melrose Avenue West Hollywood, CA 90069	Collateral Asset Summary – Loan No. 2 Pacific Design Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 46.8% 1.55x 10.4%

The Loan.   The Pacific Design Center loan (the “Pacific Design Center Loan”) consists of the controlling Note A-1 in the original principal amount of $95.0 million of a fixed rate loan in the aggregate principal amount of $145.0 million (the “Pacific Design Center Loan Combination”). The Pacific Design Center Loan Combination is secured by the borrower’s fee simple interest in two of the buildings of the Pacific Design Center totaling 1,003,868 sq. ft. in West Hollywood, California (the “Pacific Design Center Property”).  The $145.0 million Pacific Design Center Loan Combination is evidenced by two pari passu notes. Only the controlling Note A-1, with an original principal balance of $95.0 million, will be included in the COMM 2014-CCRE18 mortgage trust. The non-controlling Note A-2, with an original principal balance of $50.0 million, was included in the WFCM 2014-LC16 mortgage trust.  The Pacific Design Center Loan Combination has a 123-month term and amortizes on a 30-year schedule after an initial 60-month interest only period.

The Pacific Design Center Loan accrues interest at a fixed rate equal to 4.8330% and has a cut-off date balance of $95.0 million. The proceeds of the Pacific Design Center Loan Combination, along with a $20.0 million mezzanine loan funded concurrently, were used to retire existing debt of approximately $135.7 million, fund upfront reserves of approximately $3.1 million, pay closing costs of approximately $0.9 million and return approximately $25.3 million of equity to the sponsor. Based on the appraised value of $310.0 million as of March 6, 2014, the cut-off date LTV ratio of the Pacific Design Center Loan Combination is 46.8%. Including the $20.0 million of mezzanine debt, the remaining implied equity is $64.5 million. The most recent prior financing of the Pacific Design Center Property was included in the CSFB 2004-C3 mortgage trust.

The relationship between the holders of Note A-1 and Note A-2 is governed by an intercreditor agreement which is described under “Description of the Mortgage Pool―Loan Combinations―The Pacific Design Center Loan Combination” in the Free Writing Prospectus.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$95,000,000	$95,000,000	COMM 2014-CCRE18	Yes
Note A-2	$50,000,000	$50,000,000	WFCM 2014-LC16	No
Total	$145,000,000	$145,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$145,000,000	87.9%	Loan Payoff	$135,708,714	82.2%
Mezzanine Loan	$20,000,000	12.1%	Reserves	$3,082,670	1.9%
			Closing Costs	$878,761	0.5%
			Return of Equity	$25,329,856	15.4%
Total Sources	$165,000,000	100.0%	Total Uses	$165,000,000	100.0%

The Borrower / Sponsor.    The borrower is Pacific Design Center 1, LLC, a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Charles Steven Cohen (“Charles Cohen”).

Charles Cohen is owner, president and chief executive officer of Cohen Brothers Realty Corporation (“CBRC”), which has a portfolio of over 12 million sq. ft. of office properties located in New York, Texas, Florida and Southern California. Key properties include the Decoration and Design Building, International Plaza, 805 Third Avenue and 475 Park Avenue South, all of which are located in New York, New York. CBRC’s New York portfolio is comprised of eight Class A office towers in midtown Manhattan.

Charles Cohen is one of the largest owners of design center space in the United States. Cohen’s design center portfolio totals nearly 3.3 million sq. ft. and includes the Pacific Design Center Property, the Decoration and Design Building in New York, New York, the Design Center of the Americas in Miami, Florida and the Decorative Center in Houston, Texas. As a design center landlord, CBRC has developed strong relationships with many of its tenants, with many tenants co-locating at numerous CBRC design centers across the country. A total of 31 tenants at the property, comprising approximately 399,200 sq. ft. (39.8% of the Pacific Design Center Property sq. ft.), currently lease space at CBRC’s other design centers. Major tenants with co-locations include the Interpublic Group, Holly Hunt / Kneedler / Knoll, Kravet, Baker Knapp & Tubbs and Stark Carpet.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8687 Melrose Avenue West Hollywood, CA 90069	Collateral Asset Summary – Loan No. 2 Pacific Design Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 46.8% 1.55x 10.4%

The Property.    The whole Pacific Design Center is comprised of an approximately 1.4 million sq. ft. mixed use facility located at the corner of Melrose Avenue and San Vicente Boulevard in the heart of the design district in West Hollywood, California. The Pacific Design Center Property consists of office space, design space, a branch of the Los Angeles Museum of Contemporary Art, two Wolfgang Puck restaurants and associated parking spaces. The Pacific Design Center Property consists of two buildings totaling 1,003,868 sq. ft.: a 385,088 sq. ft. building constructed in 1988 and known as the “Green Building” that contains 278,813 sq. ft. of rentable office space and 106,275 sq. ft. of design showroom space; and a 611,639 sq. ft. building constructed in 1975 and known as the “Blue Building” that is entirely design showroom space. Additionally, there is 7,141 sq. ft. of storage and showcase space located across the two buildings.  Adjacent to the Pacific Design Center Property is the “Red Building”, a 420,000 sq. ft. office building constructed in 2012-2013 that is not collateral for the Pacific Design Center Loan Combination. As of March 3, 2014, the Pacific Design Center Property was 72.7% leased.

The whole Pacific Design Center was designed by architect Cesar Pelli, whose architectural credits include the TWA terminal building at JFK International Airport in New York, the World Financial Center in lower Manhattan, New York, the Wells Fargo Center in Minneapolis, Minnesota, the Aria Resort and Casino in Las Vegas, Nevada and the Canary Wharf development in London, England.

The sponsor originally acquired the Pacific Design Center Property in 1999 for a total purchase price of $165,000,000 ($164 PSF). Both the Green Building and the Blue Building were each delivered as entirely showroom space. Following the acquisition of the Pacific Design Center Property, the sponsor subsequently invested $30 million in order to renovate the Pacific Design Center Property. The sponsor’s renovation work included the development of the plaza and fountain on San Vicente Boulevard, interior renovations to the Blue and Green Buildings to position them as first class design space, and the conversion of the top six floors of the Green Building to office space. Following the conversion of the office space, the sponsor was able to secure a long term lease with the Interpublic Group for a 13-year term expiring in January 2017.

Environmental Matters.    The Phase I environmental report dated March 20, 2014 recommended no further action at the Pacific Design Center Property.

Tenants.

Interpublic Group (211,961 sq. ft., 21.1% of NRA, 24.3% of U/W Base Rent). Interpublic Group (“IPG”) (NYSE: IPG), rated BBB/Baa3/BB+ by Fitch/Moody’s/S&P, provides advertising and marketing services worldwide through its subsidiaries. Its services include consumer advertising, digital marketing, communications planning and media buying, and specialized communications disciplines. The company also provides various diversified services, such as public relations, meeting and event production, sports and entertainment marketing, corporate and brand identity, and strategic marketing consulting. The company has three global networks, including McCann Worldgroup, Draftfcb, and Lowe & Partners, that provide integrated, large-scale advertising and marketing solutions for clients. Additionally, IPG has three global media services companies, including UM, Initiative, and Brand Programming Network that operate under the IPG Mediabrands umbrella. The company’s global brands include FutureBrand, GolinHarris International, Huge, Jack Morton Worldwide, Magna, McCann Erickson, Momentum, MRM Worldwide, Octagon, R/GA, UM and Weber Shandwick. Leading domestic brands include Campbell Ewald, Campbell Mithun, Carmichael Lynch, Deutsch, Gotham Inc., Hill Holliday, ID Media, Mullen and The Martin Agency.

Holly Hunt / Kneedler / Knoll (41,768 sq. ft., 4.2% of NRA, 8.2% of U/W Base Rent). Founded in 1983, Holly Hunt is an upscale design house that makes and markets home and office furnishings, lighting fixtures, rugs, and textiles. The company has about 20 showrooms across North America, including locations in Chicago, Miami, New York, Los Angeles, Washington, DC, and Toronto. The retailer showcases such furniture designers as Christian Liaigre, Alison Berger, John Hutton, Studio H, and Jean-Michel Wilmotte. Holly Hunt is currently headquartered in downtown Chicago, Illinois and has locations in each of the United States and in, Sao Paulo, London, Moscow, and Taipei. The company had 2013 revenues of approximately $94 million.

Holly Hunt’s subsidiary, Kneedler (“Kneedler”), is a tenant at the Pacific Design Center Property and currently leases 21,276 sq. ft. Kneedler-Fauchere operates showrooms in San Francisco, Los Angeles, and Denver, serving designers in more than eight states. Starting with a collection of hand-crafted natural fiber wall coverings by founder Dorothy (Kneedler) Lawenda in 1948, the company grew to now include textiles and accessories.

On February 3, 2014, office furniture and design company Knoll Inc. (“Knoll”) (NYSE: KNL, S&P rated BB) acquired Holly Hunt Enterprises Inc. for $95 million cash to expand its global capacity in the commercial contract, decorator, and consumer markets. Knoll is a design firm that produces office systems, seating, files and storage, tables and desks, textiles (KnollTextiles), and accessories for the office, home, and higher education settings.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8687 Melrose Avenue West Hollywood, CA 90069	Collateral Asset Summary – Loan No. 2 Pacific Design Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 46.8% 1.55x 10.4%

Baker Knapp & Tubbs (18,620 sq. ft., 1.9% of NRA, 2.8% of U/W Base Rent). Founded in 1902, Baker Knapp & Tubbs was founded as Chicago’s first wholesale decorative furniture showroom. Today, Baker Knapp & Tubbs remains one of the largest wholesale distributors in the industry, with 17 showrooms located in the major design districts throughout the United States and one showroom in Paris. Baker Knapp & Tubbs includes Baker furniture, Baker Knapp & Tubbs Showrooms, and Baker Stores. The company is headquartered in Grand Rapids, Michigan and has offices in California, Florida, New York, North Carolina, Ohio and Pennsylvania.

Along with McGuire Furniture Company and Ann Sacks, Baker Knapp & Tubbs is part of the Kohler Interiors Group and a wholly owned subsidiary of Kohler Co., a global leader in kitchen and bath designs. Founded in 1873 and headquartered in Kohler, Wisconsin, Kohler Co. is one of America’s oldest and largest privately held companies. Kohler is a global leader in manufacturing kitchen and bath products and home interiors. Although the company is best known for its plumbing products, it also manufactures furniture, cabinetry, tile, engines, and generators. Kohler currently employs approximately 30,000 people in 52 manufacturing locations in six different continents. The company has more than 50 brands within its four major business units, including kitchen & bath, global power, interiors, and hospital & real estate.

Kravet (12,576 sq. ft., 1.3% of NRA, 2.7% of U/W Base Rent). Kravet, established in New York City in 1918, is a fifth generation family business distributing fabrics, furniture, wall coverings, trimmings, carpets and accessories. The company currently has over thirty showrooms in the United States and Canada as well as warehouses and offices in Bethpage, New York and Anderson, South Carolina. Kravet continues to expand its network with the 2009 addition of a new showroom in Stamford, Connecticut and new distribution warehouse in Poole, United Kingdom. Additionally, Kravet’s high-end licensing division, Kravet Collections, began in 1993 as a way of showcasing certain gifted designers as well as the unique design accents of famous locations, lifestyles, and brands.

In 2011, Kravet acquired Brunschwig & Fils, a manufacturer of decorative fabrics, wall coverings, and furnishings for the home. The company was founded in 1900 and shares Kravet’s legacy of international design, quality, detail, and craftsmanship.

Janus (13,317 sq. ft., 1.3% of NRA, 2.4% of U/W Base Rent). Janus designs and manufactures interior and exterior residential, hospitality, contract, and site furnishings. The company offers a range of products, including café stacking chairs, dining chairs, lounge seating systems, barstools, and benches; dining, cocktail/side, and bar height tables; estate furniture; interior and exterior accessories, including bowls, vases, candle holders, garden accessories, and planters; umbrellas; and textiles. The company has an inventory of more than 150,000 pieces of furniture in its 175,000 sq. ft. production facility. Its products are used in various private and public settings, including residences, country clubs, restaurants, hotels, offices, parks, libraries, shopping centers, and universities. The company markets its products through its showrooms and a network of retail dealers in the United States and internationally. Janus was founded in 1977 and is based in West Hollywood, California with sales offices in five of the seven continents. It has showroom locations throughout the United States.

The Market.    The Pacific Design Center Property is located on Melrose Avenue in West Hollywood, California directly off Santa Monica Boulevard, a primary east/west thoroughfare in Los Angeles. Santa Monica Boulevard connects Highway 405 and the 101 Freeway. The Pacific Design Center Property is located in an affluent area within a mile of Beverly Hills, Bel-Air, and the Hollywood Hills. Given the nature of the Pacific Design Center Property’s luxury showroom space, it is able to cater to the affluent population base in the immediate area.

The Pacific Design Center Property’s immediate area is known as the West Hollywood Design District (“WHDD”), and is a cultural destination for high-end design, art, fashion, dining, and beauty, and has been a premier Los Angeles shopping center since the 1950s. Today, WHDD is comprised of over 200 high-end retailers throughout Melrose Avenue, Beverly Boulevard and Robertson Boulevard. More specifically, Melrose Avenue is a shopping, dining and entertainment destination in Los Angeles that starts from Santa Monica Boulevard at the border between Beverly Hills and West Hollywood and ends at Lucille Avenue in Silver Lake. Melrose Avenue runs north of Beverly Boulevard and south of Santa Monica Boulevard.

According to a third party market research report, rents for retail spaces in the WHDD range from approximately $30 to $120 PSF, with the average rental rate for general retail space in West Hollywood around $61 PSF. Most of the retailers in the area lease smaller spaces and tend to pay above market rent for the prime location. As a result, average rents surrounding the Pacific Design Center Property are higher than the average rent that current Pacific Design Center Property showroom tenants are paying (approximately $39 PSF). Market rents on Melrose Avenue, located adjacent to the Pacific Design Center Property range from $60 to $120 PSF.

The Pacific Design Center Property is located in Los Angeles County’s West Side Office Market. At 15.4% vacancy as of Q4 2013, the Pacific Design Center Property’s market has one of the lowest vacancy rates of any of Los Angeles’ four office markets. The direct vacancy rate was limited to 14.0%. The West Side Office Market has shown positive absorption of 488,070 sq. ft. in 2011, 380,931 sq. ft. in 2012, and 363,194 sq. ft. in 2013. The West Side Office Market accounted for approximately 70.0% of the overall office absorption in Los Angeles in 2012, and nearly 100.0% of the overall office absorption in 2013. The Pacific Design Center Property West Hollywood submarket has a Class A direct vacancy rate of 13.4% (excluding the Red Building) as of year-end.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8687 Melrose Avenue West Hollywood, CA 90069	Collateral Asset Summary – Loan No. 2 Pacific Design Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 46.8% 1.55x 10.4%

The appraiser identified eight lease comparables, which are presented in the subsequent chart:

Lease Comparables(1)
Property	Location (CA)	Year Built	Lease Area (Sq. Ft.)	Base Rent PSF (NNN)	Lease Term (yrs)
Pacific Design Center Property	West Hollywood	1975,1988	1,003,868	$31.09	7.1
Luckman Plaza	West Hollywood	1964,2009	21,213	$57.36	5.0
9000 Sunset Boulevard	West Hollywood	1963,2002	2,620	$46.20	5.0
Sunset Doheney	West Hollywood	1961,1992	5,312	$37.20	2.0
Formosa South	West Hollywood	2013	25,915	$42.60	7.0
Director’s Guild Building	West Hollywood	1988	11,331	$25.32	7.0
Sunset Millennium	West Hollywood	1961,2001	7,206	$51.00	2.0
5670 Wilshire Boulevard	West Hollywood	1964,2008	21,000	$33.00	5.0
Wilshire Courtyard	West Hollywood	1987	45,500	$39.00	10.0
(1)   Source: Appraisal.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 2/28/2014	U/W	U/W PSF
Base Rent	$22,866,992	$22,130,364	$21,996,024	$21,842,607	$22,255,929	$22.17
Vacancy Gross Up	0	0	0	0	13,516,655	13.46
Rent Steps	0	0	0	0	434,771	0.43
Gross Potential Rent(1)	$22,866,992	$22,130,364	$21,996,024	$21,842,607	$36,207,355	$36.07
Total Recoveries	2,774,439	2,559,047	2,875,039	2,859,948	3,085,337	3.07
Total Other Income	3,807,300	4,189,409	3,835,531	3,937,746	4,101,131	4.09
Less: Vacancy(2)	0	0	0	0	(13,516,655)	(13.46)
Effective Gross Income	$29,448,731	$28,878,820	$28,706,594	$28,640,300	$29,877,168	$29.76
Total Operating Expenses	13,765,361	14,056,713	15,120,370	15,090,207	14,789,495	14.73
Net Operating Income(3)	$15,683,370	$14,822,107	$13,586,224	$13,550,093	$15,087,674	$15.03
TI/LC	0	0	0	0	598,724	0.60
Capital Expenditures	0	0	0	0	250,967	0.25
Net Cash Flow	$15,683,370	$14,822,107	$13,586,224	$13,550,093	$14,237,983	$14.18
(1)   U/W Gross Potential Rent includes $434,771 in contractual step rents through June 30, 2015.
(2)   U/W Vacancy represents 32.3% of gross income.
(3)   The increase in the U/W Net Operating Income is due primarily to the $434,771 in contractual rent steps through June 30, 2015 that were underwritten as well as a higher other income that was underwritten based on the appraisal and lower real estate taxes and insurance premiums versus T-12 2/28/2014 that were underwritten based on the actual tax and insurance bills.

Property Management.    The Pacific Design Center Property is managed by Cohen Brothers Realty Corporation of California, an affiliate of the borrower.

Lockbox / Cash Management.    The Pacific Design Center Loan Combination is structured with a hard lockbox account and in place cash management. The borrower has directed all receipts with respect to the Pacific Design Center Property to be paid directly into the lockbox account.  All amounts in the lockbox account are transferred on each business day to a cash management account controlled by the lender.  Prior to the occurrence of a Cash Trap Event Period (as defined below), all excess funds on deposit in the lockbox account after payment of debt service, operating expenses and required deposits into reserve accounts are disbursed to the borrower.  During a Cash Trap Event Period, all excess cash flow will be held by the lender.  During the continuance of an event of default under the Pacific Design Center Loan Combination, the lender may apply amounts in the cash management account to obligations under the Pacific Design Center Loan Combination in such order and priority as the lender determines in its discretion.

A “Cash Trap Event Period” will commence upon the earlier of (i) the occurrence and continuance of an event of default under the Pacific Design Center Mezzanine Loan or (ii) amortizing debt service coverage ratio falling below 1.15x as of the end of any calendar quarter.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8687 Melrose Avenue West Hollywood, CA 90069	Collateral Asset Summary – Loan No. 2 Pacific Design Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 46.8% 1.55x 10.4%

A Cash Trap Event Period will expire, with regard to clause (i) above, if the cure of the event of default is accepted or waived in writing by the Pacific Design Center Mezzanine Loan lender, in its sole and absolute discretion, and with regard to clause (ii) above, if the Pacific Design Center Property generates a net cash flow debt service coverage ratio equal to or greater than 1.20x for two consecutive quarters.

Initial Reserves.    At closing, the borrower deposited (i) $738,404 into a tax reserve account, (ii) $344,266 into an insurance reserve account and (iii) $2,000,000 into a TI/LC reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12th of the estimated annual real estate taxes, which currently equates to $184,601, into a tax reserve account. (ii) 1/12th of the estimated annual insurance premium, which currently equates to $86,067 into an insurance reserve account, (iii) $20,914 into a capital expenditure account and (iv) $50,000 into a TI/LC reserve account.  The TI/LC reserve account will be capped at $3,000,000 until the Pacific Design Center Property reaches 85.0% occupancy at which point the cap will be reduced to $2,000,000.

Current Mezzanine or Subordinate Indebtedness.    A $20,000,000 mezzanine loan was funded at closing (the “Pacific Design Center Mezzanine Loan”). The Pacific Design Center Mezzanine Loan is coterminous with the Pacific Design Center Loan Combination and accrues interest at a rate of 9.7500% per annum. The mezzanine loan has a 123-month term and after a 60-month interest only period, amortizes on a 30-year schedule. The mezzanine loan is held by an affiliate of Ladder Capital Finance.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Rent Guaranty.     An affiliate of the borrower, Cohen Brothers Realty Corporation of California, the manager of the Pacific Design Center Property, at origination, executed a lease of 193,720 sq. ft. of space at an annual rent of $6,780,200 (the “PDC Lease”).  The payment of the rent under the PDC Lease is guaranteed by Charles Steven Cohen (the “PDC Lease Guaranty”).  The rent under the PDC Lease is only required to be paid to the borrower if either (i) the debt service coverage ratio for the aggregate of the Pacific Design Center Loan Combination and the Pacific Design Center Mezzanine Loan (utilizing trailing-twelve month figures) is less than 1.10x for the preceding calendar quarter (which trigger may be cured if such debt service coverage ratio (utilizing trailing-twelve month figures) is at least 1.15x for the preceding calendar quarter) or (ii) an event of default is continuing under the Pacific Design Center Mezzanine Loan. The borrower may obtain a reduction of the (x) space demised under the PDC Lease in an amount equal to the amount demised under the future lease multiplied by 1.0, unless the rental rate for the applicable future lease is greater than $35 PSF, in which case it will be multiplied by the amount equal to the actual rental rate for the applicable future lease divided by $35 and (y) the rent under the PDC Lease dollar-for-dollar of the amount of rent under a new, unaffiliated third-party lease having a term of at least five years and satisfying other conditions set forth in the loan documents.  The rent under the PDC Lease was not included in the underwriting of the Pacific Design Center Mortgage Loan described above or in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8687 Melrose Avenue West Hollywood, CA 90069	Collateral Asset Summary – Loan No. 2 Pacific Design Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 46.8% 1.55x 10.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8687 Melrose Avenue West Hollywood, CA 90069	Collateral Asset Summary – Loan No. 2 Pacific Design Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 46.8% 1.55x 10.4%

Pacific Design Center
8687 Melrose Avenue
West Hollywood, CA 90069
Beverly Hills
West Hollywood
Los Angeles
Culver City
SANTA MONICA MOUNTAINS
HOLLYWOOD
MEDIA DISTRICT
TOLUCA LAKE
TUJUNGA VILLAGE
STUDIO CITY
Universal Studios Theme Park
Universal Studios
Warner Bros. Ranch
Burbank Studios
Disney Studios
Warner Bros. Studios
Forest Lawn Cemetery
Mount Sinai Cemetery
CBS Studios
Lakeside Country Club
HOLLYWOOD KNOLLS
Griffith Park
Lake Hollywood
Ford Amphitheatre
Hollywood Bowl
LAUREL CANYON
BEACHWOOD CANYON
Hollywood & Highland Center
HOLLYWOOD BLVD
WALK OF FAME
SUNSET BLVD
SUNSET HILLS
SUNSET STRIP
Henson Studios
Sunset & Gower Studios
Raleigh Studios
Paramount Studios
SANTA MONICA BLVD
MELROSE AVENUE
MELROSE AVE
MELROSE
LARCHMONT VILLAGE
BEVERLY BLVD
CBS Television City
The Grove
MID-CITY
3RD ST
PARK LA BREA
LACMA
La Brea Tar Pits
WILSHIRE BLVD
Craft and Folk Art Museum
PARK MILE
OLYMPIC BLVD
MID WILSHIRE
Olympia Medical Center
CARTHAY
Cedars-Sinai Medical Center
BEVERLY CENTER
GOLDEN TRIANGLE
WESTSIDE
Sony Pictures
CENTURY CITY
Westfield Century City
Los Angeles Country Club
HOLMBY HILLS
BEVERLY GLEN
TROUSDALE ESTATES
Greystone Mansion
BEL AIR ESTATES
Bel Air Country Club
Drake Stadium
Fowler Museum
UCLA
UCLA Medical Center
WESTWOOD VILLAGE
WESTWOOD
Hammer Museum
L.A. Nat'l Cem.
Veterans Administration Medical Center
WEST LOS ANGELES
Fox Studios
Museum of Tolerance
PICO BLVD
SOUTH ROBERTSON
Hillcrest Country Club
Rancho Park Golf Course
Westside Pavilion
CHEVIOT HILLS
LITTLE ETHOPIA
SAN VICENTE BLVD
St Elmo Village
VENICE BLVD
WASHINGTON BLVD
FAIRFAX
SANTA MONICA FWY
SAN DIEGO FWY
JEFFERSON PARK
SUNSET PARK
WESTDALE
PALMS
Culver Studios
RODEO RD
BALDWIN VISTA
SANTA MONICA MUNICIPAL AIRPORT
MAR VISTA
Sony Pictures Studios
BALDWIN HILLS ESTATES
LEIMERT PARK
Baldwin Hills Crenshaw Plaza
West LA College
LADERA HEIGHTS
Holy Cross Cemetery
VIEW PARK WINDSOR HILLS
CRENSHAW
Kenneth Hahn State Rec Area
101
134
405
10
PACIFIC OCEAN
Angeles National Forest
SAN FERNANDO VALLEY
Santa Clarita
Palmdale
Burbank
Glendale
Pasadena
Glendora
Covina
Ontario
Santa Monica
Malibu
El Segundo
Manhattan Beach
Torrance
Carson
Norwalk
Fullerton
Anaheim
Orange
Santa Ana
Long Beach
San Pedro
Seal Beach
Huntington Beach
Irvine
Newport Beach
Laguna Beach
Dana Point
Norco
Corona
Santa Monica Bay
San Pedro Bay

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Market Street Philadelphia, PA 19106	Collateral Asset Summary – Loan No. 3 Mellon Independence Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,500,000 74.9% 1.42x 9.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Market Street Philadelphia, PA 19106	Collateral Asset Summary – Loan No. 3 Mellon Independence Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,500,000 74.9% 1.42x 9.4%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Acquisition
Sponsor:	John Kusmiersky
Borrower:	Independence Center Realty L.P.
Original Balance:	$65,500,000
Cut-off Date Balance:	$65,500,000
% by Initial UPB:	6.6%
Interest Rate:	4.5100%
Payment Date:	5th of each month
First Payment Date:	June 5, 2014
Maturity Date:	May 5, 2019
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(25), D(32), O(3)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$288,253	$144,126
Insurance:	$171,764	$34,353
Replacement:	$108,150	Springing
TI/LC:	$5,566,205	Springing
Contemplated Improvement Reserve	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$91
Balloon Balance / Sq. Ft.:	$87
Cut-off Date LTV:	74.9%
Balloon LTV:	71.2%
Underwritten NOI DSCR(2):	1.54x
Underwritten NCF DSCR(2):	1.42x
Underwritten NOI Debt Yield:	9.4%
Underwritten NCF Debt Yield:	8.6%
Underwritten NOI Debt Yield at Balloon:	9.8%
Underwritten NCF Debt Yield at Balloon:	9.1%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Office / Retail
Collateral:	Fee Simple
Location:	Philadelphia, PA
Year Built / Renovated:	1895, 1918 / 1985, 1988
Total Sq. Ft.:	718,085
Property Management:	Stonebrick 1234 Corporation
Underwritten NOI:	$6,129,551
Underwritten NCF:	$5,662,796
“As-is” Appraised Value(3):	$87,500,000
“As-is” Appraisal Date(3):	March 1, 2014
“As Stabilized” Appraised Value(3):	$92,500,000
“As Stabilized” Appraisal Date(3):	March 1, 2014

Historical NOI
Most Recent NOI:	$6,449,691 (T-12 February 28, 2014)
2013 NOI:	$6,033,540 (December 31, 2013)
2012 NOI:	$4,602,008 (December 31, 2012)
2011 NOI:	$4,482,366 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	84.9% (March 31, 2014)
2013 Occupancy:	95.6% (December 31, 2013)
2012 Occupancy:	86.6% (December 31, 2012)
2011 Occupancy:	83.8% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.05x and 1.89x, respectively.
(3)
The “As Stabilized” appraised value is based on achieving a stabilized occupancy of 92.7% and including an assumed $5.0 million reserve for future TI/LC, it implies a “As Stabilized” LTV of 70.8%. The appraiser has also concluded a market value (“As-is” and “As Stabilized”) of $3,700,000 for the intangible virtual billboard signage installation that is currently proposed at the Mellon Independence Center Property, that is not included in the “As-is” and “As Stabilized” appraised value. Natixis did not underwrite any additional income with respect to the virtual billboard signage installation. See “Property” herein.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Market Street Philadelphia, PA 19106	Collateral Asset Summary – Loan No. 3 Mellon Independence Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,500,000 74.9% 1.42x 9.4%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Mellon Bank	AA-/A1/A+(2)	153,194	21.3%	$19.00	20.8%	12/31/2015(2)
Philadelphia Parking Authority	A-/NR/NR	77,000	10.7%	$18.85	10.4%	4/30/2038
Ross Dress for Less	NR/NR/A-	45,070	6.3%	$41.00	13.2%	1/31/2022
Internal Revenue Service	AAA/Aaa/AA+	44,450	6.2%	$23.07	7.3%	8/31/2014(3)
Federal Protective Service	AAA/Aaa/AA+	37,656	5.2%	$22.64	6.1%	Various(4)
Total Major Tenants		357,370	49.8%	$22.63	57.8%
Remaining Tenants		252,256	35.1%	$23.36	42.2%
Total Occupied Collateral		609,626	84.9%	$22.94	100.0%
Vacant		108,459	15.1%
Total		718,085	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease. The rating of the Philadelphia Parking Authority is based on the rating of its revenue bonds.
(2)	Mellon Bank is subleasing 48,972 sq. ft. to Fiserv through December 31, 2015. Fiserv is rated NR/Baa2/BBB.
(3)
IRS has expressed interest to downsize from 44,450 sq. ft. to 40,250 sq. ft. in connection with the execution of a new lease that has a 10 year term. The new lease is expected to be executed in August 2014. The Mellon Independence Center Loan is structured with springing cash management upon, among others, the occurrence of an IRS Trigger Event (see “Lockbox / Cash Management” herein).

(4)	The Federal Protective Service lease includes 7,738 sq. ft. expiring October 7, 2014, 8,060 sq. ft. expiring July 31, 2015 and 21,858 sq. ft. expiring February 1, 2016.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	5	9,402	1.3%	9,402	1.3%	$23.49	1.6%	1.6%
2014	2	52,188	7.3%	61,590	8.6%	$23.04	8.6%	10.2%
2015	9	203,207	28.3%	264,797	36.9%	$19.00	27.6%	37.8%
2016	3	26,820	3.7%	291,617	40.6%	$22.29	4.3%	42.1%
2017	2	35,547	5.0%	327,164	45.6%	$23.39	5.9%	48.0%
2018	7	47,445	6.6%	374,609	52.2%	$23.41	7.9%	56.0%
2019	3	51,431	7.2%	426,040	59.3%	$23.22	8.5%	64.5%
2020	2	623	0.1%	426,663	59.4%	$48.75	0.2%	64.7%
2021	0	0	0.0%	426,663	59.4%	$0.00	0.0%	64.7%
2022	7	83,387	11.6%	510,050	71.0%	$36.43	21.7%	86.5%
2023	2	22,576	3.1%	532,626	74.2%	$19.60	3.2%	89.6%
2024	0	0	0.0%	532,626	74.2%	$0.00	0.0%	89.6%
Thereafter	3	77,000	10.7%	609,626	84.9%	$18.85	10.4%	100.0%
Vacant	NAP	108,459	15.1%	718,085	100.0%	NAP	NAP
Total / Wtd. Avg.	45	718,085	100.0%			$22.94	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.    The Mellon Independence Center loan (the “Mellon Independence Center Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 718,085 sq. ft. Class-A, mixed used office and retail property located at 701 Market Street in Philadelphia, Pennsylvania (the “Mellon Independence Center Property”) with an original principal balance of $65.5 million. The Mellon Independence Center Loan has a five-year term and amortizes on a 30-year schedule after 24 months of interest only. The Mellon Independence Center Loan accrues interest at a fixed rate equal to 4.5100% and has a cut-off date balance of $65.5 million. Based on the “As-is” appraised value of $87.5 million as of March 1, 2014 the cut-off date LTV ratio is 74.9%.

Mellon Independence Center Loan proceeds along with approximately $3.7 million of equity from the borrower were used to acquire Zurich’s (as defined below) interest in the Mellon Independence Center Property for approximately $61.8 million, pay closing costs of approximately $1.3 million and fund upfront reserves totaling approximately $6.1 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Market Street Philadelphia, PA 19106	Collateral Asset Summary – Loan No. 3 Mellon Independence Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,500,000 74.9% 1.42x 9.4%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$65,500,000	94.7%	Zurich Redemption (75%)	$61,750,000	89.3%
Sponsor Equity	$3,670,078	5.3%	Reserves	$6,134,372	8.9%
			Closing Costs	$1,285,707	1.9%
Total Sources	$69,170,078	100.0%	Total Uses	$69,170,078	100.0%

The Borrower / Sponsor.    The borrower, Independence Center Realty L.P., is a single purpose Delaware limited partnership structured to be bankruptcy-remote with two independent directors at its general partner level.  The sponsor of the borrower and the nonrecourse carve-out guarantor is John Kusmiersky, who has been involved in the real estate industry for almost 40 years and is the founding partner of the Brickstone Companies (“Brickstone”).

Brickstone is a family of privately owned companies formed to develop, construct, own and manage investment-grade real estate assets, typically in partnership with institutional investors or tenants.  Brickstone dates from 1974 when founders John Kusmiersky and Jack Baker formed US Managers Realty.  Present Brickstone ownership, functioning together as a team since 1988, is comprised of nine principal partners, all of whom are actively engaged in every aspect of daily business operations. This tenure is mirrored in other key employees throughout the organization.

In 1986, John Connors established Brickstone’s presence in Philadelphia with the acquisition of the Lit Brothers Department Store (“Lit”). The property was an aggregation of more than 15 retail buildings fronting on Market Street between 7th and 8th Streets that had been consolidated early in the 20th Century. Brickstone completely renovated the structure with a Wells Fargo Bank construction loan over a two-year period. The Lit restoration project was completed in 1988 and won a National Award for Historic Preservation. The Mellon Independence Center Property opened as an office building in 1988 anchored by Mellon Bank.

At closing, Brickstone purchased the limited partnership interest of Philadelphia Investors, LLC (“Zurich”) for approximately $61.8 million. Subsequently, Madison International Realty, LLC (“Madison”) purchased 75% of Brickstone’s 100% ownership in the asset for approximately $17.0 million. At the conclusion of that transaction the ownership will be 75% Madison and 25% Brickstone.

Capital Stack
Sources	Proceeds	% of Total
Net Proceed Loan Amount	$59,999,259	72.5%
Sponsor Equity	$5,676,349	6.9%
Madison Equity	$17,029,047	20.6%
Total Sources	$82,704,655	100.0%

Madison is a real estate private equity firm providing equity capital to commercial real estate owners and investors seeking liquidity. Headquartered in New York City, with offices in London and Frankfurt, Madison provides equity capital to sponsors, owners and investors seeking to: sell partial ownership interests, obtain joint venture and preferred equity financing, monetize embedded equity value, and restructure existing balance sheets and amortize existing debt. Madison manages over $1.0 billion from global institutional investors in core quality commercial real estate transactions across the U.S., U.K. and western Europe and maintains a team of more than 40 professionals dedicated to the sourcing, acquisition and asset management of investment positions for its managed funds underlyed by more than 150 institutional investors including public and private pension funds, insurance companies, university endowments, foundations and high net worth investors across the U.S., Europe, the Middle East and Asia.

The Property.    The Mellon Independence Center Property is a Class A, seven story, 718,085 sq. ft. retail and office property located at 701 Market Street in Philadelphia, Pennsylvania. The Mellon Independence Center Property was originally built between 1895 and 1918 as a department store but converted to become Mellon Bank’s Philadelphia regional headquarters in 1988 and later converted to multi-tenant use. The improvements sit on a 2.62-acre site and are currently in good condition and the Mellon Independence Center Property offers 16’ ceiling for most of the office tenants. No parking is available at the Mellon Independence Center Property and none is required under applicable zoning laws; however, a parking lot and a garage are adjacent to the subject site. The sponsor is in the process of obtaining approvals for the installation of a large format digital rooftop signage for the Mellon Independence Center Property, which will provide national advertisers access to the fourth largest advertising market in the U.S. The location will offer advertisers about 95,000 daily impressions on its display, which is proposed to be 5,000 sq. ft. and will be the only sign visible from Independence Mall. In order to obtain the Large Format Sign (“LFS”) permit, the city requires that $10.0 million be spent on property enhancements that benefit the public (e.g., visible appearance, environmental impact, etc.) or contributed to the city for public projects locally. As of closing, $6.7 million of the $10.0 million of required improvements have been proposed and accepted by the city. The work includes accent lighting to the façade, canopies and awning to restore a historic look to the Mellon Independence Center Property as well as a refresh to the subway entrance in the sub-basement. No reserve was established at closing for construction costs; however the loan

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Market Street Philadelphia, PA 19106	Collateral Asset Summary – Loan No. 3 Mellon Independence Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,500,000 74.9% 1.42x 9.4%

documents require either construction bonding or reserve deposits for any individual lighting or improvement work that exceeds $600,000 individually.

The Mellon Independence Center Property is on the north side of Market Street and occupies the whole city block between 7th and 8th Streets in the Market Street East section of Center City Philadelphia, which is the commercial, financial, and governmental core of the city. The area immediately surrounding the Mellon Independence Center Property is dominated by high density commercial and institutional land uses. Market Street is the main east/west thoroughfare serving Center City. Two blocks east of the Mellon Independence Center Property are the Constitution Center, Independence Hall and the Liberty Bell.

The Mellon Independence Center Property can be accessed via car or rail and is connected to 400 transportation nodes through 8th and Market Street.  Market Street and Broad Street are the major thoroughfares connecting the Avenue of the Arts district to I-76 (Schuylkill Expressway), which leads to New Jersey to the east and the Pennsylvania Turnpike to the west. Four blocks north of the Mellon Independence Center Property is Vine Street Expressway (I-676), which interconnects I-76 with I-95, a major north/south Interstate on the east coast that connects to Baltimore and Washington DC to the south and New York City and Boston to the north. By rail, the Mellon Independence Center Property is in close proximity to the Market East SEPTA Station, as well as the 8th Street Station for the PATCO light-rail into New Jersey. Commuter trains further connect with Amtrak’s 30th Street Station, for rail transportation along the Northeast Corridor. This commuter rail system also serves Philadelphia International Airport.

Environmental Matters.    The Phase I environmental report dated April 9, 2014 recommended the development and implementation of an asbestos operation and maintenance plan at the Mellon Independence Center Property, which is already in place.

Major Tenants.    The Mellon Independence Center Property is currently 84.9% occupied, as of the March 31, 2014 rent roll, with approximately 27.0% of the NRA encumbered by leases with the US General Services Administration (rated AAA/Aaa/AA+ by Fitch/Moody’s/S&P) for the benefit of several government agencies including the FBI, TSA, and the DEA.

Mellon Bank (“BNY Mellon”) (153,194 sq. ft., 21.3% of NRA, 20.8% of U/W Base Rent) BNY Mellon (rated AA-/A1/A+ by Fitch/Moody’s/S&P) is a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. BNY Mellon provides investment management and investment services through 49,800 employees in 35 countries and more than 100 markets. As of March 31, 2014, BNY Mellon had $27.9 trillion in assets under custody and/or administration, and $1.6 trillion in assets under management. BNY Mellon can act as a single point of contact for clients looking to create, trade, hold, manage, service, distribute or restructure investments. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation (NYSE: BK). The company divides its businesses into two principal segments: Investment Management and Investment Services. Its two banks are The Bank of New York Mellon, which houses its institutional businesses, including asset servicing, issuer services, treasury services, broker-dealer and advisor services and the bank-advised business of asset management, and BNY Mellon, National Association (BNY Mellon, N.A.), which houses its wealth management business.

BNY Mellon has been at the Mellon Independence Center Property since 1988 as their regional headquarters. Of the 153,194 sq. ft. leased through December 31, 2015 BNY Mellon has been subleasing 48,972 sq. ft. to Fiserv since 1993. Fiserv is rated Baa2/BBB by Moody’s/S&P.

Philadelphia Parking Authority (77,000 sq. ft., 10.7% of NRA, 10.4% of U/W Base Rent) The Philadelphia Parking Authority, which is headquartered out of the Mellon Independence Center Property, provides residents, businesses and visitors to Philadelphia with comprehensive parking management services. Their responsibilities include developing the city’s supply of reasonably priced off-street parking, regulating the use of on-street parking, and providing convenient parking facilities at Philadelphia International Airport. The Philadelphia Parking Authority recent revenue bonds were rated A- by Fitch.

The Philadelphia Parking Authority recently relocated from 60,000 sq. ft. at 3101 Market Street in University City and moved into 77,000 sq. ft. at the Mellon Independence Center Property signing a 25-year lease expiring on April 30, 2038.

Ross Dress for Less (45,070 sq. ft., 6.3% of NRA, 13.2% of U/W Base Rent) Ross Dress for Less (“Ross”) is the largest off-price apparel and home fashion chain in the United States with 1,112 locations in 33 states, the District of Columbia and Guam as of May 4, 2013. Ross Stores, Inc. (ROST), the parent company, is an S&P 500, Fortune 500 and Nasdaq 100 company headquartered in Pleasanton, California, with fiscal 2013 revenues of $10.2 billion. The company operates Ross which offers first-quality, in-season, name brand and designer apparel, accessories, footwear and home fashions for the entire family at everyday savings of 20% to 60% off department and specialty store regular prices.

Ross moved to the Mellon Independence Center Property in 1993 and leases 45,070 sq. ft. through January 31, 2022 with two five-year renewal option that can extend the lease through January 31, 2032.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Market Street Philadelphia, PA 19106	Collateral Asset Summary – Loan No. 3 Mellon Independence Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,500,000 74.9% 1.42x 9.4%

The Market.     The Mellon Independence Center Property is located in Philadelphia, Pennsylvania, in the eastern periphery of the Philadelphia CBD. With a current population of 5.4 million, the Philadelphia Metropolitan Area has the fifth largest population in the nation after New York, Los Angeles, Chicago, and Dallas. Additionally, Philadelphia has a population of approximately 1.5 million, which is the fifth largest metropolitan center in the country and is characterized by a concentration of high density commercial, residential and institutional land uses. The Pennsylvania Convention Center has become a positive draw for retailers, restaurateurs and hoteliers in Center City Philadelphia and has recently completed an expansion making it the 13th largest convention center in the country. Hundreds of thousands of conventioneers are booked into this facility on an annual basis. Visitors also flock to Center City to visit the many cultural attractions scattered throughout the area. These include Independence Hall, the Constitution Center, the Philadelphia Museum of Art, the Franklin Institute and the theaters along South Broad Street, the Avenue of the Arts. Also, a number of multifamily condominium and apartment complexes are found in the area of the Mellon Independence Center Property. The residential population of Center City is only surpassed by Manhattan and Chicago.

The Mellon Independence Center Property is located in the Market East submarket. Major office development in this neighborhood includes the Mellon Independence Center Property, 801 Market Street (623,000 sq. ft.), and the Aramark Tower (632,000 sq. ft.). The Mellon Independence Center Property is also within close proximity to the campus of Thomas Jefferson University and Hospital, a major source of office demand in the Market East submarket. According to the appraiser, the overall Philadelphia CBD market reported existing office inventory of 43.2 million sq. ft. and had negative net absorption of 212,981 sq. ft. as of Q4 2013. The overall occupancy rate in Downtown Philadelphia was reported at 85.3% at the end of 2013, which is flat compared to year end 2012, and the average asking rental rate is $26.14 PSF, compared to $26.10 PSF at the end of 2012. Occupancy dipped to 83.9% in Q1 2013 and the average rental rate went down to $25.81 PSF, primarily from the result of GlaxoSmithKline vacating approximately 850,000 sq. ft. in the CBD to a newly constructed built-to-suit building in the Navy Yard. The Market East submarket had total inventory of 6.8 million sq. ft. with positive net absorption of 1,546 sq. ft. during 2013. The average occupancy in the submarket is 88.5% as of the end of 2013, which is higher than that of the Philadelphia CBD at 85.3%. The average asking rental rate in the submarket is $23.05 PSF as of Q4 2013, which is the highest reported in the last two years and up from $22.23 PSF at the end of 2012.

The appraiser identified seven office lease comparables, which are presented in the following chart.

Office Lease Comparables(1)
Property	Tenant	Year Built/ Renovated	Lease Area (Sq. Ft.)(2)	Base Rent (PSF)(2)	TI (PSF)	Free Rent (mos)	Lease Term (yrs)(2)
Mellon Independence Center	Various	1895, 1918 / 1985, 1988	617,242	$20.11	Various(3)	Various	5.2
The DOW Chemical Company	GSA	1965/NAP	135,715	$24.17	$15.00	2	15.0
Federal Reserve Building	American Board of Internal Medicine	NAV	123,112	$24.00	$20.00	3	10.3
Federal Reserve Building	Ewing Cole	NAV	77,603	$25.00	$40.00	4	10.0
801 Market Street	Behavioral Health	1931/2002	60,662	$17.00	$20.00	0	10.0
Penn Mutual Towers	Admin Office of PA Courts	1914/1991	34,749	$22.78	$13.00	0	10.0
Curtis Center	Levin, Fishbein, Sedran & Berman	1909/1998	14,192	$24.00	$7.00	0	7.0
Curtis Center	Brown & Brown	1909/1998	13,518	$24.00	$25.00	4	7.5
(1)	Source: Appraisal
(2)	Based on rent roll dated March 31, 2014.
(3)	According to the appraiser, tenant improvements for recent leases ranged from $15.00 for a five-year lease, $20.00 for a 10-year lease and $45.00 for a 25-year lease.

The Mellon Independence Center Property is located in the Market Street retail submarket which has an overall occupancy of 86.9%.  This corridor is specific to Market Street addresses only with its eastern boundary being 6th Street and its western boundary being Broad Street. Market Street benefits greatly from a combination of the employment base working within its respective office towers as well as the demand generated by The Gallery, one of only four enclosed malls in the Philadelphia CBD and situated above the Market East train station which is the termination point of eight regional rail lines. Overall, Market Street has strong pedestrian traffic which is a combination of the employment base and the transient consumer base that rely on public transportation.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Market Street Philadelphia, PA 19106	Collateral Asset Summary – Loan No. 3 Mellon Independence Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,500,000 74.9% 1.42x 9.4%

The appraiser identified nine retail lease comparables, which are presented in the following chart.

Retail Lease Comparables(1)
Property	Tenant	Lease Area (Sq. Ft.)(2)	Base Rent (PSF)(2)	Lease Term (yrs)(2)
Mellon Independence Center	Various	100,843	$37.52	7.1
1044 Market Street	Marshalls	26,000	$13.29	10.0
One South Broad Street	Walgreens	25,498	$34.32	40.0
724 South Street	PA LCB	6,992	$28.00	10.0
399 Market Street	TD Bank	5,000	$11.00	15.0
917 Arch Street	More Bank	2,800	$19.29	5.0
1229 Chestnut Street	Sprint	2,800	$47.14	5.0
205 South 13th Street	Indeblue Indian Restaurant	2,300	$20.87	10.0
311 Market Street	Sneaker Junction	1,635	$23.49	3.0
924 Walnut Street	Sweetgreen	1,200	$52.50	10.0
(1)	Source: Appraisal
(2)	Based on rent roll dated March 31, 2014.

The appraiser determined the following market rents for the Mellon Independence Center Property, which are presented in the following chart.

Conclusion of Market Rents(1)
Category	Market Rent	Avg. Lease Term	Lease Type	Rent Increase
Office > 25,000 SF	$21.00	10 Years	FSG	None
Office < 25,000 SF	$22.00	5 Years	FSG	None
Courtyard Retail	$22.50	5 Years	FSG + elec.	None
Street Retail	$45.00	5 Years	FSG + elec.	None
Storage	$10.00	5 Years	None	None
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 2/28/2014	U/W	U/W PSF
Base Rent(1)	$12,206,730	$12,466,664	$13,995,906	$14,425,406	$13,982,025	$19.47
Value of Vacant Space	0	0	0	0	2,711,381	3.78
Gross Potential Rent	$12,206,730	$12,466,664	$13,995,906	$14,425,406	$16,693,406	$23.25
Total Recoveries	1,061,742	1,173,588	1,005,314	1,000,518	900,277	1.25
Total Other Income	630,816	713,948	544,505	535,099	563,300	0.78
Less: Vacancy(2)	0	0	0	0	(2,711,381)	(3.78)
Effective Gross Income	$13,899,288	$14,354,200	$15,545,725	$15,961,023	$15,445,602	$21.51
Total Operating Expenses	9,416,922	9,752,192	9,512,185	9,511,332	9,316,051	12.97
Net Operating Income	$4,482,366	$4,602,008	$6,033,540	$6,449,691	$6,129,551	$8.54
TI/LC	0	0	0	0	359,043	0.50
Capital Expenditures	0	0	0	0	107,713	0.15
Net Cash Flow	$4,482,366	$4,602,008	$6,033,540	$6,449,691	$5,662,796	$7.89

(1)	U/W Base Rent includes $178,712 in contractual step rent through June 30, 2015.
(2)	U/W Vacancy represents 14.9% of gross income.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Market Street Philadelphia, PA 19106	Collateral Asset Summary – Loan No. 3 Mellon Independence Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,500,000 74.9% 1.42x 9.4%

Property Management.    The Mellon Independence Center Property is managed by Stonebrick 1234 Corporation, a borrower affiliate.

Lockbox / Cash Management.    The Mellon Independence Center Loan is structured with a hard lockbox and springing cash management. The Mellon Independence Center Loan requires all rents to be transmitted directly by tenants of the Mellon Independence Center Property into the clearing account.  Following the commencement of any Cash Management Period (as defined below), funds deposited into the clearing account are required to be swept daily by the clearing bank into a lender controlled deposit account, where the funds are required to be disbursed in accordance with the loan agreement. During a Cash Management Period, excess cash flow is deposited into a cash collateral account.

A “Cash Management Period” shall commence upon lender giving notice to borrower and clearing bank of the occurrence of any of the following: (i) an event of default, (ii) the failure by borrower, after the end of a calendar quarter, to maintain a debt service coverage ratio of at least 1.20x or (iii) the occurrence of an IRS Trigger Event (as defined below); and will end upon lender giving notice to borrower and the clearing bank that the Cash Management Period has ended, which notice lender will only be required to give if (1) the Mellon Independence Center Loan and all other obligations under the loan documents have been repaid in full or (2) there has been a full defeasance of the Mellon Independence Center Loan or (3) for six consecutive months since the commencement of the existing Cash Management Period (A) no event of default has occurred, (B) no event that would trigger another Cash Management Period has occurred and (C) the debt service coverage ratio is at least equal to 1.25x or (4) in the case of clause (iii) above, an IRS Trigger Cure Event (as defined below) has occurred. Notwithstanding the foregoing, if a Cash Management Period is triggered by the borrower’s failure to maintain a debt service coverage ratio of at least 1.20x pursuant to clause (ii) above, the borrower will have the right, within five days after the giving of such notice by the lender, to deposit with the lender a letter of credit that causes the debt service coverage ratio to equal or exceed 1.20x (after deducting the face amount of such letter of credit from the then-outstanding principal when determining debt service and the debt service coverage ratio for the applicable 12 month period) in which case such Cash Management Period will terminate. In the event the borrower delivers a letter of credit pursuant to the prior sentence, the lender will calculate the debt service coverage ratio on a monthly basis, and not on a quarterly basis. The letter of credit will be returned to the borrower upon satisfaction of clause (C) above without consideration of the letter of credit.

An “IRS Trigger Event” means the Government Services Administration does not, prior to August 31, 2014, renew the IRS lease for the IRS space, for a minimum of three years beyond the current IRS lease termination date (with no termination option during such three year period other than customary termination options applicable to the Government Services Administration or other government agencies on behalf of which the Government Services Administration signs leases), for not less than $825,000 per year.

An “IRS Trigger Cure Event” means (i) the Government Services Administration renews or extends the IRS lease for the IRS space for a minimum of three years beyond the current IRS lease termination date (with no option to terminate the IRS lease during such three year period other than customary termination options applicable to the Government Services Administration or other government agencies on behalf of which the Government Services Administration signs leases), for not less than $825,000 per year in the aggregate, (ii) the borrower leases all or a material portion of the entirety of the IRS space to new tenant(s) pursuant to acceptable replacement lease(s) for a minimum of three years and not less than $825,000 per year in the aggregate, and the tenant(s) thereunder have delivered acceptable tenant estoppels to the lender or (iii) the borrower provides evidence to the lender that the Mellon Independence Center Property is generating additional income of not less than $825,000 per year in the aggregate and, as of such date, the occupancy rate at the Mellon Independence Center Property is not less than 80%.

Initial Reserves.    At closing, the borrower deposited (i) $288,253  into a tax reserve account, (ii) $171,764 into an insurance reserve account, (iii) $5,566,205 into a TI/LC reserve account including $566,205 for outstanding approved leasing expenses and (iv) $108,150 into a capital reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12th of the estimated annual real estate taxes, which currently equates to $144,126, into a tax reserve account, (ii) 1/12th of the annual insurance premiums, which currently equates to $34,353, into an insurance reserve account, (iii) $9,013 into a capital reserve account if the amount in the capital reserve account falls below $108,150 until the cap of $108,150 is met and (iv) $30,042  into a TI/LC reserve account beginning at such time the rollover reserve is reduced to $500,000 and continuing until a cap of $721,000 is met. Prior to the commencement of any individual lighting or improvement work that exceeds $600,000 individually, the borrower is required to deposit an amount equal to the lender-approved proposed cost of such individual project. The borrower may  in lieu of deposits to such improvements reserve, deliver either (i) a construction bond or (ii) an acceptable letter of credit in the face amount of the required improvement reserve.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Market Street Philadelphia, PA 19106	Collateral Asset Summary – Loan No. 3 Mellon Independence Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,500,000 74.9% 1.42x 9.4%

Office
Retail
Hotel & Club
Cultural & Entertainment
Civic & Institutional
Educational Facilities
Medical
Religious
Prominent Residential
Residential
Parking
Transit
Development
Industrial
Unknown
Philadelphia
CHINATOWN
CENTER CITY
RITTENHOUSE ROW
Mellon Independence Center
701 Market Street
Philadelphia, PA 19106
The Pennsylvania Convention Center
The Gallery at Market East
City Hall
Centre Square
The Barnes Museum
Franklin Institute
National Constitution Center
VINE STREET EXPY
SPRING GARDEN ST
MARKET ST
CHESTNUT ST
WALNUT ST
RACE ST
ARCH ST
LARGE FORMAT SIGN DISTRICT
Boyertown
Doylestown
PENNSYLVANIA
Trenton
Philadelphia
Wilmington
NEW JERSEY
DELAWARE
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 66.3% 1.85x 12.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 66.3% 1.85x 12.5%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Sponsor(1)(2):	Michael Silberberg
Borrower(2):	SL Town Center Realty LLC; AM Southfield LLC; PL Southfield LLC; ROZ Southfield LLC; HJ Southfield LLC
Original Balance(3):	$62,000,000
Cut-off Date Balance(3):	$62,000,000
% by Initial UPB:	6.2%
Interest Rate:	4.7500%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt(3):	$80,000,000 Pari Passu Debt
Call Protection:	L(25), D(88), O(7)
Lockbox / Cash Management:	Hard / In Place

Reserves(4)
	Initial	Monthly
Taxes:	$2,259,860	$360,991
Insurance:	$48,470	$48,470
Replacement:	$9,400,000	$44,841
TI/LC:	$12,600,000	$179,362
Required Repairs:	$277,438	NAP
Existing Leases:	$3,991,751	$0
Free Rent:	$2,384,802	$0

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$66
Balloon Balance / Sq. Ft.:	$58
Cut-off Date LTV(6):	66.3%
Balloon LTV(6):	56.9%
Underwritten NOI DSCR(7):	2.00x
Underwritten NCF DSCR(7):	1.85x
Underwritten NOI Debt Yield:	12.5%
Underwritten NCF Debt Yield:	11.6%
Underwritten NOI Debt Yield at Balloon:	14.2%
Underwritten NCF Debt Yield at Balloon:	13.1%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Southfield, MI
Year Built / Renovated:	1975 - 1989 / NAP
Total Sq. Ft.:	2,152,344
Property Management:	Transwestern Property Company Michigan, L.L.C.
Underwritten NOI:	$17,775,190
Underwritten NCF:	$16,403,513
“As-is” Appraised Value:	$181,000,000
“As-is” Appraisal Date:	March 13, 2014
“As Stabilized” Appraised Value(8):	$250,500,000
“As Stabilized” Appraisal Date(8):	April 1, 2018

Historical NOI
2013 NOI:	$17,346,820 (December 31, 2013)
2012 NOI:	$20,464,296 (December 31, 2012)
2011 NOI:	$19,794,059 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	67.2% (February 28, 2014)
2013 Occupancy:	67.2% (December 31, 2013)
2012 Occupancy:	70.0% (December 31, 2012)
2011 Occupancy:	68.4% (December 31, 2011)
(1)	The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 to the Free Writing Prospectus as the GreatStay Hotel Portfolio, which has a Cut-off Date Balance of $13,420,000
(2)
The Southfield Town Center Loan Combination has five borrowers structured as tenants-in-common. Each tenant-in-common borrower has a respective guarantor limited to the bankruptcy of that borrower and transfers and partition by such borrower. Michael Silberberg is the guarantor with respect to the entire Southfield Town Center Loan Combination. See “The Borrower / Sponsor” herein.

(3)
The Original Balance and Cut-off Date Balance of $62.0 million represent the non-controlling Note A-2 of the $142.0 million Southfield Town Center Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the controlling Note A-1 with an original principal balance of $80.0 million. For additional information on the pari passu companion loan, see “The Loan” herein.

(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Southfield Town Center Loan Combination.
(6)	Cut-off Date LTV and Balloon LTV are calculated net of the $12,600,000 upfront TI/LC reserve and the $9,400,000 upfront replacement reserve.
(7)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.60x and 2.40x, respectively.
(8)	The “As Stabilized” LTV is 56.7% based on the Southfield Town Center Property achieving stabilized occupancy, without adjustment for TI/LC and replacement reserves.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 66.3% 1.85x 12.5%

Tenant Summary
Tenant	Building No.	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Fifth Third Bank	1000	A/Baa1/BBB+	105,041	4.9%	$21.25	9.8%	8/31/2016
AlixPartners	2000	NR/B2/B+	66,286	3.1%	$17.63(2)	5.2%	12/31/2018
Microsoft	1000	AA+/Aaa/AAA	57,364	2.7%	$12.47	3.2%	Various(3)
Brooks & Kushman	1000	NR/NR/NR	45,359	2.1%	$13.90(4)	2.8%	12/31/2023
Global Hue	4000	NR/NR/NR	41,051	1.9%	$24.95	4.5%	5/31/2016(5)
Total Major Tenants			315,101	14.6%	$18.32	25.5%
Remaining Tenants			1,131,047	52.6%	$14.94	74.5%
Total Occupied Collateral			1,446,148	67.2%	$15.68	100.0%
Vacant			706,196	32.8%
Total			2,152,344	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
AlixPartners has free rent and operating expense abatement under its lease from January 1, 2015 through March 31, 2015. At closing, the borrowers reserved $35,998 related to this free rent and operating expense abatement.

(3)	Microsoft occupies 40,437 sq. ft. of space through November 30, 2017 and 16,927 sq. ft. of space through July 31, 2018.
(4)
Brooks & Kushman has free rent and operating expense abatement under its lease from January 1, 2015 through March 31, 2015 and from January 1, 2016 through March 31, 2016. At closing, the borrowers reserved $516,614 related to this free rent and operating expense abatement.

(5)
Global Hue has the option to terminate its lease with at least 12 months prior written notice and payment of a termination fee equal to the six months of base rent that would have been due immediately following the early termination date plus unamortized leasing costs.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	8	18,626	0.9%	18,626	0.9%	$9.68	0.8%	0.8%
2014	30	104,039	4.8%	122,665	5.7%	$13.33	6.1%	6.9%
2015	26	184,655	8.6%	307,320	14.3%	$16.92	13.8%	20.7%
2016	41	323,626	15.0%	630,946	29.3%	$18.13	25.9%	46.6%
2017	42	268,033	12.5%	898,979	41.8%	$15.48	18.3%	64.9%
2018	34	269,260	12.5%	1,168,239	54.3%	$15.56	18.5%	83.4%
2019	14	90,859	4.2%	1,259,098	58.5%	$13.73	5.5%	88.9%
2020	4	37,368	1.7%	1,296,466	60.2%	$13.58	2.2%	91.1%
2021	6	92,637	4.3%	1,389,103	64.5%	$14.18	5.8%	96.9%
2022	0	0	0.0%	1,389,103	64.5%	$0.00	0.0%	96.9%
2023	5	50,019	2.3%	1,439,122	66.9%	$13.89	3.1%	99.9%
2024	0	0	0.0%	1,439,122	66.9%	$0.00	0.0%	99.9%
Thereafter	2	7,026	0.3%	1,446,148	67.2%	$1.71	0.1%	100.0%
Vacant	NAP	706,196	32.8%	2,152,344	100.0%	NAP	NAP
Total / Wtd. Avg.	212	2,152,344	100.0%			$15.68	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 66.3% 1.85x 12.5%

The Loan.    The Southfield Town Center loan (the “Southfield Town Center Loan”) consists of the non-controlling Note A-2, in the original and cut-off date principal balance of $62.0 million, of a fixed rate loan in the aggregate original and cut-off date principal balance of $142.0 million (the “Southfield Town Center Loan Combination”). The Southfield Town Center Loan Combination is secured by the borrowers’ fee simple interest in a five building, 2,152,344 sq. ft., predominantly Class A and A- office complex located at 1000, 2000, 3000, 4000 and 4400 Town Center in Southfield, Michigan (the “Southfield Town Center Property”). The Southfield Town Center Loan Combination is evidenced by two pari passu notes. Only the Note A-2 will be included in the COMM 2014-CCRE18 mortgage trust. The controlling Note A-1 with an original and cut-off date principal balance of $80.0 million (the “Southfield Town Center Companion Loan”) was included in the COMM 2014-UBS3 securitization.

The proceeds of the Southfield Town Center Loan Combination, along with approximately $70.0 million in equity from the sponsor, were used to purchase the Southfield Town Center Property for $177.5 million, fund upfront reserves of approximately $31.0 million, and pay closing costs of approximately $2.8 million. Based on the “As-is” appraised value of $181.0 million as of March 13, 2014, the cut-off date LTV of the Southfield Town Center Loan Combination, calculated net of the $12.6 million upfront TI/LC reserve and the $9.4 million upfront replacement reserve, is 66.3% and the remaining implied equity is $39.0 million. Based on an “As Stabilized” appraised value of $250.5 million as of April 1, 2018, the cut-off date LTV of the Southfield Town Center Loan Combination is 56.7% based on the Southfield Town Center Property achieving stabilized occupancy, without adjustment for TI/LC and replacement reserves. The most recent prior financing of the Southfield Town Center Property was included in the GCCFC 2004-FL2 mortgage trust.

The relationship between the holders of the Note A-1 and Note A-2 are governed by an intercreditor agreement to be described under “Description of the Mortgage Pool―Loan Combinations ―The Southfield Town Center Loan Combination” in the Free Writing Prospectus.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$80,000,000	$80,000,000	COMM 2014-UBS3	Yes
Note A-2	$62,000,000	$62,000,000	COMM 2014-CCRE18	No
Total	$142,000,000	$142,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$142,000,000	67.2%	Purchase Price	$177,500,000	84.0%
Sponsor Equity	$69,239,409	32.8%	Reserves	$30,962,321	14.7%
			Closing Costs	$2,777,088	1.3%
Total Sources	$211,239,409	100.0%	Total Uses	$211,239,409	100.0%

The Borrower / Sponsor.    The borrowers, SL Town Center Realty LLC, AM Southfield LLC, PL Southfield LLC, ROZ Southfield LLC and HJ Southfield LLC, are structured as tenants-in-common and are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. Each tenant-in-common borrower has a respective guarantor limited to the bankruptcy of that borrower and transfers and partition by such borrower: Michael Silberberg, Alfons Melohn, Dennis Platt, Ronnie Roz and Harry Jacobowitz, respectively. Michael Silberberg is the guarantor with respect to the entire Southfield Town Center Loan Combination.

The Property.    The Southfield Town Center Property is a five building, 2,152,344 sq. ft., predominantly Class A and A- office complex developed between 1975 and 1989. The 1000 Town Center building anchors the south end of the complex, while the 4000 and 4400 Town Center buildings secure the north end. A 388-room Westin Hotel (not part of the collateral) is situated between the 1000 and 2000 Town Center buildings, which provides over 22,000 sq. ft. of meeting space, a health club and dining and entertainment options. The Southfield Town Center Property’s five office towers and the Westin Hotel are connected by an enclosed pedestrian concourse. The concourse is lined with retail amenities, support businesses and food services and includes a two-story, skylit, glass-enclosed atrium. The Skyline Club, the only executive dining club in the surrounding area, is located on the 28th floor of the 2000 Town Center building. Tenants are able to rent meeting space via two conference rooms offering a total of 5,578 sq. ft. of meeting space as well as via atrium rental. Parking is provided via three parking decks (5,774 spaces) and surface lots (474 spaces), which provide an overall parking ratio of 2.9 spaces per 1,000 rentable sq. ft. The three parking decks are located to the east of the office buildings and connected via above-ground, climate-controlled walkways.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 66.3% 1.85x 12.5%

In order to comply with zoning requirements, the related borrowers are required to create an additional 235 parking spaces at the Southfield Town Center Property within 180 days (subject to a 90-day extension period), or a shorter time frame required by relevant governmental authority, as described under “Risk Factors—Risks Related to the Mortgage Loans—Risks Related to Zoning Laws” in the Free Writing Prospectus.

The Southfield Town Center Property has been institutionally owned and managed since its inception. Prudential developed the Southfield Town Center Property in phases beginning in 1975 and eventually sold the completed complex to GIC in 1996. GIC held the Southfield Town Center Property until 1999, when Blackstone purchased the complex for $270.0 million.

The chart below provides a summary of each of the buildings at the Southfield Town Center Property.

Building Summary
Building No.	Year Built	No. of Stories	Total Sq. Ft.	Occupancy
1000	1989	28	596,816	83.2%
2000	1986	28	559,915	74.9%
3000	1975	32	585,424	41.5%
4000	1979	20	385,417	74.6%
4400	1979	2	24,772	0.0%

Environmental Matters.    The Phase I environmental report dated April 3, 2014 did not identify any recognized environmental conditions or require any remedial action other than the recommended continued implementation of the existing asbestos operations and maintenance plan at the Southfield Town Center Property.

Major Tenants.

Fifth Third Bank (105,041 sq. ft., 4.9% of NRA, 9.8% of U/W Base Rent)  Headquartered in Cincinnati, Ohio, Fifth Third Bank (rated A/Baa1/BBB+ by Fitch/Moody’s/S&P) is a U.S. regional banking corporation and is the principal subsidiary of its holding company, Fifth Third Bancorp. As of year-end 2013, Fifth Third Bancorp had total assets of $130.4 billion and operated 1,320 full service banking centers and 2,586 ATMs in 12 states throughout the Midwestern and Southeastern regions of the United States.

Fifth Third Bank moved into the 1000 Town Center building in 2001, expanded in 2005, and extended its lease by ten years in 2006. According to the sponsor, the tenant is currently in discussions to extend the majority of its space through 2024. This location serves as a regional headquarters for the bank and displays signage on the crown of the 1000 Town Center building. Fifth Third Bank’s current lease term runs through August 2016. Fifth Third Bank has no early termination options and four five-year renewal options with at least 12 months prior written notice with rent at 95% of the then current market rate.

AlixPartners (66,286 sq. ft., 3.1% of NRA, 5.2% of U/W Base Rent) Founded in 1981, AlixPartners (rated B2/B+ by Moody’s/S&P) is a global business advisory firm with over 1,000 employees and offices in North America, Europe and Asia. AlixPartners’ services include enterprise improvement consulting, financial advisory services, information management services and executing turnarounds of distressed and healthy companies.

AlixPartners moved into the 2000 Town Center building in 2000 and has since extended its lease through December 2018. AlixPartners has no early termination options and two five-year renewal options with at least one year prior written notice with rent at the then current market rate.

Microsoft (57,364 sq. ft., 2.7% of NRA, 3.2% of U/W Base Rent) Founded in 1975 by Bill Gates and Paul Allen, Microsoft (rated AA+/Aaa/AAA by Fitch/Moody’s/S&P) is a multinational software corporation headquartered in Redmond, Washington. For fiscal year 2013, Microsoft reported total assets of over $142.4 billion and total revenue of over $77.8 billion.

Microsoft moved into the 1000 Town Center building in 1990 and has utilized its space at the Southfield Town Center Property as a regional headquarters ever since. Microsoft’s initial lease commenced in 1990 with 12,968 sq. ft. and the tenant has since expanded five times and extended its lease term three times. Microsoft’s space on the third floor of the 1000 Town Center building (16,927 sq. ft.) houses a technology education focused Microsoft Technology Center, one of just 12 in the United States.

Microsoft leases 40,437 sq. ft. through November 30, 2017 and 16,927 sq. ft. through July 31, 2018, has no early termination options and has two three-year renewal options with at least 9 months prior notice with rent at 95% of the then current market rate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 66.3% 1.85x 12.5%

The Market.    The Southfield Town Center Property is located in Southfield, Michigan, approximately 16 miles northwest of Detroit and approximately 37 miles northeast of Ann Arbor. Home to the offices of over 22 Fortune 500 companies and centrally located with access to US-10, I-696 and the Southfield Freeway (M-39), Southfield is commonly referred to as the “CBD of Southeast Michigan.” Southfield is located in Oakland County, which had an estimated total population of approximately 1.2 million as of 2013, making it the second largest county in Southeast Michigan. Oakland County is home to over 38,000 businesses employing over 610,000 people, several educational institutions including Oakland University, Oakland Community College and Baker College, and headquarters including the Chrysler Group, the U.S. headquarters of Volkswagen of America and Comerica Inc. Sixty-seven percent of foreign-owned firms in Southeast Michigan are located in Oakland County.

The Southfield Town Center Property is located in the Southfield office submarket within the Detroit office market. The Detroit Class A office market ended the first quarter of 2014 with approximately 45.2 million sq. ft. of office space and had a vacancy rate of 14.9%, which represented a decrease over year-end 2013’s vacancy rate of 15.4%. Average Class A quoted asking rental rates within the market were $20.46 PSF, a slight decrease over the previous quarter’s rate of $20.47 PSF. Net absorption for Class A space was positive 223,456 sq. ft., which was higher than the previous quarter’s net absorption of positive 102,454 sq. ft. The Southfield Class A office submarket ended the first quarter of 2014 with approximately 6.1 million sq. ft. of office space, had a vacancy rate of 24.3%, average quoted rental rates of $19.99 PSF and net absorption of positive 5,154 sq. ft.

The appraiser identified eight office lease comparables, which are presented in the following chart.

Office Lease Comparables(1)
Property	Tenant	Year Built	Lease Area (Sq. Ft.)(2)	Base Rent (PSF)(2)	Workletter (PSF)	Free Rent (mos)	Lease Term (yrs)(2)
Southfield Town Center Property	Various	1975-1989	2,152,344	$15.68	Various(3)	5	8.4
Oakland Towne Square	P&M Corporate Finance, LLC	2005	5,762	$19.73	$25.00	0	5.4
Oakland Commons	Kforce	1999	3,773	$16.75	$10.00	3	3.3
Oakland Towne Square	Marsh & McLennan	1992	27,033	$11.50	$25.00	10	10.8
American Center	Lockwood Management	1975	6,222	$16.95	$20.00	5	7.6
Galleria Officentre	SMW Automotive, LLC	1987	28,612	$16.25	$15.00	6	5.5
Oakland Towne Square	TEKsystems	1992	15,944	$10.50	$20.00	6	5.5
Traveler’s Tower I	Fox Interactive Media	1973	16,767	$16.43	$10.00	0	5.2
Traveler’s Tower II	Action Benefits	1982	32,129	$15.07	$15.00	5	5.5
(1)	Source: Appraisal
(2)	Based on rent roll dated February 28, 2014.
(3)
According to the appraiser, tenant improvements as follows: $40.00 PSF for ten-year office leases in buildings 1000, 2000, 3000 and 4000 and $25.00 PSF for building 4400 and $20.00 PSF for five-year office leases and retail leases in buildings 1000, 2000, 3000 and 4000.

The appraiser determined the following market rents for the Southfield Town Center Property, which are presented in the following chart.

Conclusion of Market Rents(1)
Lease Category / Building	Base Rent (PSF)	Lease Type
Ten-Year Office
1000 / 2000	$14.00	Net
3000 / 4000	$13.00	Net
4400	$12.00	Net
Five-Year Office
1000 / 2000	$14.50	Net
3000 / 4000	$13.50	Net
Five-Year Retail
1000 / 2000	$14.50	Net
3000 / 4000	$13.50	Net
(1)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 66.3% 1.85x 12.5%

The appraiser identified seven recent office sales in the market, which are presented in the following chart.

Recent Office Sales(1)
Property	Year Built	Lease Area (Sq. Ft.)(2)	Sale Date	Sale Price	Price PSF	OAR	Occupancy(2)
Southfield Town Center Property	1975-1989	2,152,344	May-14	$177,500,000	$82.47	10.01%	67.2%
Executive Centre Office Buildings	1984	486,786	Feb-14	$38,914,217	$80	8.74%	84%
Rockside Road Office Portfolio	1989	638,004	Dec-13	$62,400,000	$98	10.51%	83%
Highland Ridge I & II	1983	341,096	Oct-13	$35,000,000	$103	8.50%	87%
Continental Plaza	1974	568,742	Apr-13	$53,000,000	$93	9.22%	94%
Oak Brook International Office Center	1977	312,212	Mar-13	$32,971,353	$106	9.10%	90%
Lakeview Place I, II & III	1986	379,264	Dec-12	$42,250,000	$111	8.75%	91%
Normandale Lake Office Park	1983	1,675,319	Aug-12	$267,550,000	$160	8.16%	84%
(1)	Source: Appraisal
(2)	Based on rent roll dated February 28, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$26,439,182	$24,531,044	$24,445,862	$23,425,565	$23,446,546	$10.89
Value of Vacant Space	0	0	0	0	10,721,989	4.98
Gross Potential Rent	$26,439,182	$24,531,044	$24,445,862	$23,425,565	$34,168,534	$15.88
Total Recoveries	13,052,126	10,497,661	10,323,910	10,445,147	16,040,963	7.45
Total Other Income	1,906,312	3,216,404	3,014,245	3,240,532	2,266,645	1.05
Less: Vacancy(2)	0	0	0	0	(16,059,103)	(7.46)
Less: Bad Debt	(11,946)	(3,635)	(2,357)	(9,701)	0	0.00
Effective Gross Income	$41,385,674	$38,241,473	$37,781,659	$37,101,544	$36,417,039	$16.92
Total Operating Expenses	17,310,686	18,447,414	17,317,363	19,754,723	18,641,850	8.66
Net Operating Income	$24,074,988	$19,794,059	$20,464,296	$17,346,820	$17,775,190	$8.26
TI/LC	0	0	0	0	833,591	0.39
Capital Expenditures	0	0	0	0	538,086	0.25
Net Cash Flow	$24,074,988	$19,794,059	$20,464,296	$17,346,820	$16,403,513	$7.62

(1)	U/W Base Rent includes $774,115 in contractual step rent through April 2015.
(2)	U/W Vacancy represents 30.6% of gross income and is based on in place vacancy grossed up at average in place rents for each building.

Property Management.    The Southfield Town Center Property is managed by Transwestern Property Company Michigan, L.L.C.

Lockbox / Cash Management.    The Southfield Town Center Loan Combination is structured with a hard lockbox and in place cash management. The borrowers sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept on the last business day of every week to a cash management account under the control of the lender and disbursed in accordance with the Southfield Town Center Loan Combination documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default or (ii) if there exists a Low Debt Service Period (as defined herein).

A “Low Debt Service Period” commences if the debt service coverage ratio (as reasonably determined by lender in accordance with the definition of such ratio set forth in the loan documents) is less than 1.20x on the last day of any calendar quarter and ends if such debt service coverage ratio is at least 1.25x for two consecutive calendar quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 66.3% 1.85x 12.5%

Initial Reserves.    At closing, the borrowers deposited (i) $2,259,860 into a tax reserve account, (ii) $48,470 into an insurance reserve account, (iii) $9,400,000 into a replacement reserve account dedicated to projects including elevator upgrades, installation of new chillers, renovation of the 3000 Town Center building lobby, renovation of the parking decks and garage entries, among other items, (iv) $12,600,000 into tenant improvements and leasing commissions reserve account dedicated to leasing over the next 12 months, (v) $2,384,802 into an outstanding free rent and rent abatement reserve account, (vi) $3,991,751  into an outstanding leasing cost reserve account and (vii) $277,438 into a required repairs reserve account.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12th of the estimated annual real estate taxes, which currently equates to $360,991 per month, into a tax reserve account and (ii) 1/12th of the estimated annual insurance premiums, which currently equates to $48,470 per month, into an insurance reserve account.

The borrowers are required to make monthly deposits of $44,841 into a replacement reserve account, subject to a cap of $1,625,000 (excluding the upfront replacement reserve deposit). From and after the date on which amounts on deposit in the replacement reserve account equal or exceed $1,625,000, the cap will be reduced to $540,000 (excluding the upfront replacement reserve deposit).

The borrowers are required to make monthly deposits of $179,362 into a TI/LC reserve account, subject to a cap of $7,500,000 (excluding the upfront TI/LC reserve deposit). From and after the date on which amounts on deposit in the TI/LC reserve account equal or exceed $7,500,000, the cap will be reduced to $2,000,000 (excluding the upfront TI/LC reserve deposit).

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 66.3% 1.85x 12.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 66.3% 1.85x 12.5%

CARTIFACT
Southfield Town Center
1000, 2000, 3000, 4000 and 4400 Town Center
Southfield, MI 48075
Birmingham
Beverly Hills
Bingham Farms
Lathrup Village
Southfield
Clawson
Royal Oak
Berkley
Madison Heights
Huntington Woods
Ferndale
Hazel Park
Oak Park
Hamtramck
Dearborn
Detroit
DOWNTOWN
Lawrence Technological University
Northland Center
Oakland Mall
Beaumont Hospital -Royal Oak
Oakview Cemetery
Universal Mall
Hazel Park Harness Raceway
Detroit Memorial Park Cemetery
DMC-Sinai Grace Hospital
Marygrove College
University Of Detroit-Mercy
Grand Lawn Cemetery
Henry Ford Hospital
Wayne State University
Detroit Receiving Hospital
Ford Field
Somerset Collection
Holly
Clarkston
Romeo
Howell
Waterford
Utica
Milford
Bloomfield
Sterling Heights
Brighton
Royal Oak
Warren
South Lyon
Farmington Hills
Ferndale
Roseville
Livonia
Detroit
Dexter
Canton
Dearborn
Ann Arbor
Westland
LaSalle
Milan

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

306 McGowen Street Houston, TX 77006	Collateral Asset Summary – Loan No. 5 City Place Midtown Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 68.5% 1.27x 7.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

306 McGowen Street Houston, TX 77006	Collateral Asset Summary – Loan No. 5 City Place Midtown Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 68.5% 1.27x 7.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Jonathan Farb
Borrower:	McGowen Brazos Venture, Ltd.
Original Balance:	$48,400,000
Cut-off Date Balance:	$48,400,000
% by Initial UPB:	4.9%
Interest Rate:	4.5000%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Springing Soft / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$550,000	$91,667
Insurance:	$42,912	$10,728
Replacement:	$0	$5,854

Financial Information
Cut-off Date Balance / Unit:	$172,242
Balloon Balance / Unit:	$139,271
Cut-off Date LTV:	68.5%
Balloon LTV:	55.4%
Underwritten NOI DSCR:	1.29x
Underwritten NCF DSCR:	1.27x
Underwritten NOI Debt Yield:	7.9%
Underwritten NCF Debt Yield:	7.7%
Underwritten NOI Debt Yield at Balloon:	9.7%
Underwritten NCF Debt Yield at Balloon:	9.6%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Mid Rise Multifamily
Collateral:	Fee Simple
Location:	Houston, TX
Year Built / Renovated(2):	2010, 2013 / NAP
Total Units:	281
Property Management:	GREP South, LP
Underwritten NOI(3):	$3,809,608
Underwritten NCF:	$3,739,358
Appraised Value:	$70,700,000
Appraisal Date:	April 1, 2014

Historical NOI(2)(3)
Most Recent NOI:	$2,692,357 (T-12 March 31, 2014)
2013 NOI:	$2,658,758 (December 31, 2013)
2012 NOI:	$2,465,058 (December 31, 2012)
2011 NOI:	$1,329,319 (December 31, 2011)

Historical Occupancy(2)(4)
Most Recent Occupancy:	97.2% (April 26, 2014)
2013 Occupancy:	98.4% (December 31, 2013)
2012 Occupancy:	98.2% (December 31, 2012)
2011 Occupancy:	99.4% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)
The City Place Midtown Apartments were developed in two phases. The first phase (“Phase I”) was completed in 2010, with units becoming available in January 2011. The second phase (“Phase II”) was completed in 2013, with units becoming available in February 2014.

(3)
The increase in NOI from 2011 to 2012 is primarily due to the lease up and stabilization of Phase I (185 units). The increase in NOI from Most Recent to Underwritten is primarily due to the lease up and stabilization of Phase II (96 units). Underwritten NOI is based on in place leases for both Phase I and Phase II as of April 26, 2014, with a vacancy adjustment of 5.0% which is greater than the in place and market vacancies.

(4)	2011, 2012 and 2013 occupancy represents Phase I (185 units) only. Most Recent Occupancy includes Phase I and Phase II.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

306 McGowen Street Houston, TX 77006	Collateral Asset Summary – Loan No. 5 City Place Midtown Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 68.5% 1.27x 7.9%

Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	201	71.5%	193	96.0%	770	$1,681	$2.18
2 Bed / 2 Bath	62	22.1%	62	100.0%	1,244	$2,383	$1.92
2 Bed / 1 Bath	18	6.4%	18	100.0%	956	$1,842	$1.93
Total / Wtd. Avg.	281	100.0%	273	97.2%	886	$1,846	$2.08
(1)	Based on a rent roll dated April 26, 2014.

The Loan. The City Place Midtown Apartments loan (the “City Place Midtown Apartments Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 281-unit mid rise apartment complex located at 306 McGowen Street in Houston, Texas (the “City Place Midtown Apartments Property”) with an original and cut-off date principal balance of $48.4 million. The City Place Midtown Apartments Loan has a 10-year term and amortizes on a 30-year schedule. The City Place Midtown Apartments Loan accrues interest at a fixed rate equal to 4.5000%. Loan proceeds were used to retire existing debt of approximately $38.4 million, fund upfront reserves of $592,912, pay closing costs and return approximately $9.0 million of equity to the sponsor. Based on the appraised value of $70.7 million as of April 1, 2014, the cut-off date LTV ratio is 68.5%. The most recent prior financing of the City Place Midtown Apartments Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$48,400,000	100.0%	Loan Payoff	$38,379,089	79.3%
			Reserves	$592,912	1.2%
			Closing Costs	$382,046	0.8%
			Return of Equity	$9,045,954	18.7%
Total Sources	$48,400,000	100.0%	Total Uses	$48,400,000	100.0%

The Borrower / Sponsor. The borrower is McGowen Brazos Venture, Ltd., a single purpose Texas limited partnership structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Jonathan Farb. Jonathan Farb is the principal of Farb Homes, a multifamily developer. Farb Homes was founded in 2001 and has developed more than 150 townhomes in Houston as well as 12 apartment and condominium complexes/buildings.

The Property. The City Place Midtown Apartments Property is a Class A, 281-unit mid rise multifamily complex constructed in 2010 and 2013, located at 306 McGowen Street in Houston, Texas. The City Place Midtown Apartments Property is comprised of four four-story residential buildings, as well as a leasing office and 410 parking spaces in two garages, on an approximately 3.1 acre site. The City Place Midtown Apartments Property offers 15 different unit configurations with an average unit size of 886 sq. ft. Additionally, the City Place Midtown Apartments Property offers two swimming pools with a clubhouse and poolside cabanas, two fitness centers, a business center, a putting green, a ping pong table, gas grills and a movie theater. Each unit contains a full size washer and dryer, stainless steel appliances and granite countertops.

The sponsor developed Phase I of the City Place Midtown Apartments Property (185 units) in 2010 for approximately $28.6 million, with leasing beginning in 2011. By year-end 2011, Phase I had an occupancy of 99.4%. In 2013, the sponsor developed Phase II of the City Place Midtown Apartments Property (96 units) for approximately $13.6 million (aggregate development costs of $42.2 million) with apartments being available for lease in February 2014. As of April 26, 2014, Phase II was approximately 90.6% leased.

Trailing 12 Monthly Occupancy History(1)
	May 13	June 13	July 13	Aug 13	Sep 13	Oct 13	Nov 13	Dec 13	Jan 14	Feb 14	Mar 14	Apr 14
Phase I	99.0%	99.1%	96.4%	95.9%	96.5%	98.8%	99.1%	98.4%	98.4%	97.8%	97.9%	100.0%
Phase II	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	NAP	21.0%	51.4%	90.6%
(1)	As provided by the borrower and represents occupancy based on units as of the first of the month except for April 2014, which is as of April 26, 2014.

The City Place Midtown Apartments Property is located in Midtown Houston in the Montrose/Museum district. The City Place Midtown Apartments Property is in close proximity to Highway 10 and Loop 610, providing direct access to the Houston CBD and connecting Houston and San Antonio. The City Place Midtown Apartments Property is also easily accessed by the Houston Metro bus and rail with the McGowen Street bus station 2 blocks away and the McGowen Train Station located five blocks away. The City Place Midtown Apartments Property is also approximately 20 miles from the George Bush Intercontinental Airport and approximately 12 miles from the William P. Hobby Airport.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

306 McGowen Street Houston, TX 77006	Collateral Asset Summary – Loan No. 5 City Place Midtown Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 68.5% 1.27x 7.9%

Environmental Matters. The Phase I environmental report dated May 28, 2014 recommended no further action at the City Place Midtown Apartments Property.

The Market. The City Place Midtown Apartments Property is located in Houston, Texas, in the Montrose/Museum district, which have both experienced upward trending multifamily performance metrics from 2009 to April 2014. Rent growth for the Houston area over this time period was 22.9%, with four consecutive years of growth, while the growth in the submarket was 35.3%.

The Houston multifamily market contains 577,256 apartment units with an average occupancy of 90.9%. The Montrose/Museum submarket contains 12,371 units with an average occupancy of 91.0%. Demand for apartments in the Montrose/Museum submarket remains strong with average occupancy increasing from 84.5% in 2009 to 91.0% in April 2014. The 2014 population within a three-mile radius of the City Place Midtown Apartments Property is 173,553 with a median household income of $56,803.

The appraiser identified five comparable properties that have been sold between April 2012 and March 2014.The average adjusted sales price per unit was $241,960 as compared to the appraised value per unit at the City Place Midtown Apartments Property of $251,601 and the City Place Midtown Apartments Loan per unit of $172,242.

The appraiser identified five competitive properties located within 1.6 miles of the City Place Midtown Apartments Property in the Montrose/Museum submarket containing 1,403 units (exclusive of the City Place Midtown Apartments Property). The City Place Midtown Apartments Property’s competitive set exhibited a weighted average occupancy of 96.0% and a weighted average rent of $1,628 per unit. The appraiser concluded a stabilized occupancy of 95.0% and a market rent of $1,817 per unit, in line with the City Place Midtown Apartments Property’s current occupancy of 97.2% and average rent per unit of $1,846. The City Place Midtown Apartments Property competitive set is summarized below.

Competitive Set(1)
Name	City Place Midtown Apartments (2)	2222 Smith Street	Ashton on West Dallas	Camden City Centre	Camden Travis	Lofts at the Ballpark
Distance from Subject	NAP	0.2 miles	0.7 miles	0.4 miles	0.3 miles	1.6 miles
Year Built	2010, 2013	2003	2013	2007	2009	2001
Total Occupancy	97.2%	98%	96%	96%	98%	94%
No. of Units	281	152	244	379	253	375
Avg. Rent Per Unit	$1,846	$1,701	$1,686	$1,585	$1,628	$1,606
(1)	Source: Appraisal
(2)	Based on a rent roll dated April 26, 2014.

Cash Flow Analysis.

Cash Flow Analysis(1)
	2011	2012	2013	T-12 3/31/2014	U/W	U/W per Unit
Gross Potential Rent(2)	$2,469,218	$3,627,950	$3,938,752	$4,112,058	$6,225,780	$22,156
Total Other Income(3)	116,834	147,024	188,465	200,023	440,581	1,568
Less: Vacancy & Credit Loss (4)	(30,554)	(5,400)	(4,144)	(3,686)	(373,547)	(1,329)
Effective Gross Income	$2,555,498	$3,769,574	$4,123,072	$4,308,394	$6,292,814	$22,394
Total Operating Expenses(5)	1,226,179	1,304,516	1,464,314	1,616,037	2,483,206	8,837
Net Operating Income	$1,329,319	$2,465,058	$2,658,758	$2,692,357	$3,809,608	$13,557
Capital Expenditures	0	0	0	0	70,250	250
Net Cash Flow(2)	$1,329,319	$2,465,058	$2,658,758	$2,692,357	$3,739,358	$13,307

(1)	2011, 2012 and 2013 historical cash flows represent Phase I (185 units) only. T-12 March 31, 2014 cash flows include Phase I and two months of Phase II (96 units).
(2)	U/W Gross Potential Rent increased from T-12 March 31, 2014 due to Phase II coming online in February 2014 and leasing up to 90.6% as of April 26, 2014.
(3)	Total Other Income consists of pet fees, application fees, cable television commissions and parking income.
(4)
Vacancy & Credit Loss represents credit loss and concessions from 2011 to T-12 March 31, 2014. U/W Vacancy & Credit Loss represents a 5.0% vacancy, in-line with the appraisal’s conclusion, as well as credit loss and concessions of 1.0% for both properties or 0.5% for each property. As of April 26, 2014, the City Place Midtown Apartments Property was 97.2% leased.

(5)	U/W Total Operating Expenses are based on the appraiser’s conclusion.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

306 McGowen Street Houston, TX 77006	Collateral Asset Summary – Loan No. 5 City Place Midtown Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 68.5% 1.27x 7.9%

Property Management. The City Place Midtown Apartments Property is managed by GREP South, LP, a subsidiary of Greystar. Greystar was founded in Houston in 1993, and currently manages over 210,000 units with 750 properties under management and serves 110 markets globally, with 22 office locations. Additionally, Greystar currently manages over $4 billion of equity across multiple vehicles and strategies catering to a diverse group of capital partners and investors.

Lockbox / Cash Management. The City Place Midtown Apartments Loan is structured with a springing soft lockbox and springing cash management. The borrower is required to deposit all rents and other payments into the lockbox account controlled by the lender upon the commencement of a Cash Management Period (as defined below). Upon the occurrence of a Cash Management Period, all funds in the lockbox account are to be swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

A “Cash Management Period” will occur upon (i) the commencement of a Cash Trap Period (as defined below) or (ii) if the debt service coverage ratio falls below 1.15x for the two preceding calendar quarters and in the case of clause (ii) expiring upon the achievement of a debt service coverage ratio of 1.20x for two consecutive calendar quarters.

A “Cash Trap Period” will commence upon (i) any event of default or (ii) a bankruptcy action of the borrower, the guarantor or the property manager.

Initial Reserves. At closing, the borrower deposited (i) $550,000 into a tax reserve account and (ii) $42,912 into an insurance reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12th of the estimated annual real estate taxes, which currently equates to $91,667, into a tax reserve account, (ii) 1/12th of the annual insurance premiums, which currently equates to $10,728, into an insurance reserve account and (iii) $5,854 ($250 per unit annually) into a replacement reserve account, subject to a cap of $200,000.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

306 McGowen Street Houston, TX 77006	Collateral Asset Summary – Loan No. 5 City Place Midtown Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,400,000 68.5% 1.27x 7.9%

THEATRE DISTRICT
SHOPPING DISTRICT
SKYLINE DISTRICT
HOUSTON
Minute Maid Park
Wortham Center
Bayou Place
Jones Hall
Hobby Center for the Performing Arts
The Shops at Houston Center
Houston Pavilions
George R. Brown Convention Center
Toyota Center
Hilton Americas Houston Hotel
CONGRESS AVE
PRESTON AVE
PRAIRIE ST
TEXAS ST
CAPITOL ST
RUSK ST
WALKER ST
MCKINNEY ST
LAMAR ST
DALLAS ST
POLK ST
CLAY ST
BELL ST
LEELAND ST
PEASE ST
JEFFERSON ST
ST JOSEPH PKWY
W GRAY ST
WEBSTER ST
HADLEY AVE
BREMOND AVE
MCGOWEN ST
DENNIS ST
DREW ST
TUAM AVE
ANITA ST
SMITH ST
LOUISIANA ST
MILAN ST
TRAVIS ST
MAIN ST
FANNIN ST
SAN JACINTO ST
45
59
City Place Midtown Apartments
306 McGowen Street
Houston, TX 77006
Houston
Pasadena
Sugar Land
Missouri City
Pearland
Property Types
Office
Retail
Civic & Institutional
Cultural & Entertainment
Hotels
Educational
Religious
Prominent Residential
Medical
Parking
Tunnels & Skywalks
North Louisiana
North Travis
West Walker
Lamar
East McKinney
West Dallas
South Louisiana
Tunnel Loop
Harris County
Rusk Tunnel
METRORail
Main Street Line
Southeast Metro Line
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25518 Perdido Beach Boulevard Orange Beach, AL 36561	Collateral Asset Summary – Loan No. 6 Hampton Inn & Suites - Gulf Front	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 67.4% 1.53x 11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25518 Perdido Beach Boulevard Orange Beach, AL 36561	Collateral Asset Summary – Loan No. 6 Hampton Inn & Suites - Gulf Front	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 67.4% 1.53x 11.1%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Refinance
Sponsor:	Innisfree Hotels
Borrower:	Balmaquien Hospitality, LLC
Original Balance:	$36,000,000
Cut-off Date Balance:	$36,000,000
% by Initial UPB:	3.6%
Interest Rate:	5.3100%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$54,343	$7,763
Insurance:	$107,483	$15,355
FF&E:	$0	4.0% of prior month’s gross revenues
Seasonality(2):	$165,000	Various

Financial Information
Cut-off Date Balance / Room:	$225,000
Balloon Balance / Room:	$186,864
Cut-off Date LTV:	67.4%
Balloon LTV:	56.0%
Underwritten NOI DSCR:	1.67x
Underwritten NCF DSCR:	1.53x
Underwritten NOI Debt Yield:	11.1%
Underwritten NCF Debt Yield:	10.2%
Underwritten NOI Debt Yield at Balloon:	13.4%
Underwritten NCF Debt Yield at Balloon:	12.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple
Location:	Orange Beach, AL
Year Built / Renovated:	2011 / NAP
Total Rooms:	160
Property Management:	Innisfree Hotels, Inc.
Underwritten NOI:	$4,002,517
Underwritten NCF:	$3,671,673
“As-is” Appraised Value:	$53,400,000
“As-is” Appraisal Date:	May 1, 2014
“As Stabilized” Appraised Value(3):	$57,200,000
“As Stabilized” Appraisal Date(3):	May 1, 2016

Historical NOI
Most Recent NOI:	$4,060,136 (T-12 April 30, 2014)
2013 NOI:	$4,123,440 (December 31, 2013)
2012 NOI:	$3,539,343 (December 31, 2012)
2011 NOI(4):	$2,183,431 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	78.3% (April 30, 2014)
2013 Occupancy:	78.6% (December 31, 2013)
2012 Occupancy:	77.3% (December 31, 2012)
2011 Occupancy(4):	74.4% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	See “Ongoing Reserves” herein for a description of seasonality reserve ongoing deposits.
(3)
The “As Stabilized” Appraised Value is based on a stabilized ADR of $193.25 and a stabilized occupancy of 80.0%. Based on the Cut-off Date Balance of $36.0 million, the “As Stabilized” LTV ratio is 62.9%.

(4)	2011 NOI and 2011 Occupancy represent partial year based upon opening in April 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25518 Perdido Beach Boulevard Orange Beach, AL 36561	Collateral Asset Summary – Loan No. 6 Hampton Inn & Suites - Gulf Front	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 67.4% 1.53x 11.1%

Historical Occupancy, ADR, RevPAR(1)
	Hampton Inn & Suites - Gulf Front Property(2)			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	73.5%	$162.43	$119.39	59.5%	$130.11	$77.44	123.5%	124.8%	154.2%
2012	76.7%	$166.53	$127.78	59.5%	$139.85	$83.24	128.9%	119.1%	153.5%
2013	78.0%	$176.70	$137.75	61.6%	$143.55	$88.39	126.6%	123.1%	155.8%
T-12 April 2014	77.9%	$177.24	$138.08	61.6%	$143.69	$88.51	126.5%	123.3%	156.0%
(1)	Source: Hospitality research report.
(2)
The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Hampton Inn & Suites - Gulf Front Property are attributable to variances in reporting methodologies and/or timing differences.

The Loan. The Hampton Inn & Suites - Gulf Front loan (the “Hampton Inn & Suites - Gulf Front Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 160-room limited service hotel located at 25518 Perdido Beach Boulevard in Orange Beach, Alabama (the “Hampton Inn & Suites - Gulf Front Property”) and has an original principal balance of $36.0 million. The Hampton Inn & Suites - Gulf Front Loan has a 10-year term and amortizes on a 30-year amortization schedule. The Hampton Inn & Suites - Gulf Front Loan accrues interest at a fixed rate equal to 5.3100% and has a cut-off date balance of $36.0 million. The Hampton Inn & Suites - Gulf Front Loan proceeds were used to pay off previous debt of approximately $35.9 million—inclusive of a $3.8 million discount provided to the borrower by Trustmark Bank, fund upfront reserves of $326,826 and pay closing costs of $294,528, with the borrower investing $471,354 in new cash equity at closing of the refinance. Based on an “As-is” appraised value of $53.4 million as of May 1, 2014, the cut-off date LTV ratio is 67.4%. Based on an “As Stabilized” appraised value of $57.2 million as of May 1, 2016, the “As Stabilized” LTV ratio is 62.9%. The most recent prior financing of the Hampton Inn & Suites - Gulf Front Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$36,000,000	98.7%	Loan Payoff(1)	$35,850,000	98.3%
Cash Equity at Closing	$471,354	1.3%	Reserves	$326,826	0.9%
			Closing Costs	$294,528	0.8%

Total Sources	$36,471,354	100.0%	Total Uses	$36,471,354	100.0%
(1)
The par balance of the prior loan payoff was $39,676,160, which collateralized the Hampton Inn & Suites - Gulf Front Property as well as a 1.7 acre vacant land parcel not included in the collateral for the Hampton Inn & Suites - Gulf Front Loan. The prior lender, Trustmark Bank, offered a discounted payoff of the prior loan in lieu of the borrower exercising its three-year extension right under the prior loan. The prior loan was never delinquent or in default.

The Borrower / Sponsor. The borrower, Balmaquien Hospitality, LLC, is a single purpose Alabama limited liability company structured to be bankruptcy-remote with a bankruptcy remote managing member and two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Julian MacQueen, CEO of Innisfree Hotels, Inc. (“Innisfree”), the property manager of the Hampton Inn & Suites - Gulf Front Property. Mr. MacQueen has over 40 years of experience in hotel and resort ownership, development, sales and redevelopment.

Innisfree manages a total of 22 properties throughout the southeast United States, which includes over 2,000 hotel rooms, RV parks, and restaurant/entertainment properties. Currently, Innisfree owns and manages six hotels along the Gulf of Mexico coastline totaling 1,248 rooms. Innisfree owns and manages three hotels in Pensacola Beach, Florida totaling 662 rooms and three hotels in Orange Beach, Alabama totaling 416 rooms. In addition to the Hampton Inn & Suites - Gulf Front Property, Innisfree owns a 137-room Hilton Garden Inn and a 119-room Holiday Inn Express in Orange Beach. Both of these properties are located on the same road within two miles of each other. The hotels located in Pensacola Beach are the following: 275-room Hilton, 206-room Holiday Inn Resort, and a 181-room Hampton Inn.

The Property. Located on the Gulf of Mexico approximately five miles west from the Florida border, the Hampton Inn & Suites - Gulf Front Property is a nine-story, 160-room limited service hotel. The Hampton Inn & Suites - Gulf Front Property has a three-story parking structure on the north side of the building. The first floor contains the lobby and front desk area, a 24-hour snack shop, business center, management offices, kitchen and laundry areas, and public restrooms. The first floor also gives access to the pool deck, indoor Jacuzzi, tiki bar, beach, and parking lot. The fitness center is located on the second floor and the guestrooms are on floors two through nine. The Hampton Inn & Suites - Gulf Front Property has 3,750 sq. ft. of meeting space divisible into two separate areas of 1,750 sq. ft. and 2,000 sq. ft. The space can accommodate 280 people banquet style or 320 people theatre style. A complimentary buffet breakfast is served daily and the pool-side tiki bar serves beverages throughout the afternoon and evening.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25518 Perdido Beach Boulevard Orange Beach, AL 36561	Collateral Asset Summary – Loan No. 6 Hampton Inn & Suites - Gulf Front	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 67.4% 1.53x 11.1%

The Hampton Inn & Suites - Gulf Front Property’s room mix consists of 143 rooms with two queen beds and 17 rooms with king beds. 116 rooms are standard rooms and 44 rooms are suites. Guestrooms are furnished with a dresser, nightstand, work desk and chair, and an upholstered chair. Suites include a sleeper sofa and wet-bar area. Guestrooms have either an inland view, partial gulf view, or full gulf view. The guestrooms with the inland view do not have a balcony (40 rooms) all other rooms have a balcony with two chairs and a small table. Because it is parallel to the beach, the Hampton Inn & Suites - Gulf Front Property features 116 partial gulf view or full gulf view rooms (73% of total rooms).

Environmental Matters. The Phase I environmental report dated May 6, 2014 recommended no further action at the Hampton Inn & Suites - Gulf Front Property.

The Market. The Hampton Inn & Suites - Gulf Front Property is located on the shore of the Gulf of Mexico and is approximately five miles west of the Florida state line. Orange Beach is the home to numerous tourist attractions, restaurants, and retail outlets. The Hampton Inn & Suites - Gulf Front Property enjoys access and close proximity to the demand drivers in the area. The Hampton Inn & Suites - Gulf Front Property can be accessed directly from Perdido Beach Boulevard. The Hampton Inn & Suites - Gulf Front Property will be the first hotel location in Orange Beach when arriving via the new Foley Beach Expressway, which, upon completion in late 2014, will provide direct express access from Interstate 10 to Orange Beach.

Alabama’s Gulf Coast has emerged as a popular regional resort destination and is best known for the beaches, water activities, and golf. Tourism is a major driving force in Baldwin County, with over 15,000 accommodation units, including hotels, motels, inns, guesthouses, rental condominiums, 100 restaurants, and 16 golf courses. The county has approximately 50 miles of beach along the Gulf of Mexico. According to the 2013 Tourism Economic Report published by the Alabama Tourism Department, Baldwin County hosted nearly 5.5 million visitors, which represents 23% of all visitors to Alabama. These visitors generated $3.2 billion in travel related expenditures. Approximately 45,000 people were employed in travel-related jobs and collected about $1.1 billion in wages. Over 90% of visitors are from the Southeast or Midwest and nearly 95% of visitors drive to the area. The area is also a popular spring break location for high school and college students in the south. Local attractions other than the beaches include Waterville USA, a water park seven miles west of the Hampton Inn & Suites - Gulf Front Property, the Alabama Gulf Cost Zoo (seven miles west of the Hampton Inn & Suites - Gulf Front Property), and Tanger Outlet Mall (13 miles north of the Hampton Inn & Suites - Gulf Front Property).

The subsequent chart presents primary competitors to the Hampton Inn & Suites - Gulf Front Property:

Primary Competitive Set(1)
Property	Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy(2)	2013 ADR(2)	2013 RevPAR(2)
Hampton Inn & Suites - Gulf Front Property	160	2011	3,750	78.6%	$175.34	$137.75
Sleep Inn Orange Beach On The Beach	117	1994	0	55.0% – 60.0%	$135 - $140	NAV
Courtyard Gulf Shores Craft Farms	90	1997	625	55.0% – 60.0%	$110 - $115	NAV
Holiday Inn Express Orange Beach On The Beach	119	1996	920	70.0% – 75.0%	$165 - $170	NAV
Hilton Garden Inn Orange Beach Beachfront	137	1997	2,000	60.0% – 65.0%	$160 - $165	NAV
Fairfield Inn & Suites Orange Beach	116	2008	1,800	55.0% – 60.0%	$120 - $125	NAV
Total / Wtd. Avg.(3)	579			65.3%	$151.84	NAV
(1)	Source: Appraisal
(2)	As provided by borrower.
(3)	Total / Wtd. Avg. excludes the Hampton Inn & Suites - Gulf Front Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25518 Perdido Beach Boulevard Orange Beach, AL 36561	Collateral Asset Summary – Loan No. 6 Hampton Inn & Suites - Gulf Front	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 67.4% 1.53x 11.1%

Cash Flow Analysis.

Cash Flow Analysis
	2011(1)	2012	2013	T-12 4/30/2014	U/W	U/W per Room
Occupancy	74.4%	77.3%	78.6%	78.3%	78.3%
ADR	$160.55	$165.38	$175.34	$176.31	$176.31
RevPAR	$119.43	$127.78	$137.75	$138.08	$138.08

Room Revenue	$5,006,333	$7,482,556	$8,044,490	$8,063,885	$8,063,885	$50,399
F&B Revenue	96,875	128,456	115,395	114,529	114,529	716
Other Revenue	210,471	119,462	97,578	92,676	92,676	579
Total Revenue	$5,313,679	$7,730,474	$8,257,463	$8,271,090	$8,271,090	$51,694
Operating Expenses	1,252,637	1,445,612	1,362,993	1,401,261	1,401,261	8,758
Undistributed Expenses	1,461,708	2,256,213	2,312,052	2,339,904	2,339,904	14,624
Gross Operating Profit	$2,599,334	$4,028,649	$4,582,418	$4,529,925	$4,529,925	$28,312
Management Fee	200,000	200,000	200,000	201,786	248,133	1,551
Total Fixed Charges	215,903	289,306	258,978	268,003	279,276	1,745
Net Operating Income	$2,183,431	$3,539,343	$4,123,440	$4,060,136	$4,002,517	$25,016
FF&E	212,547	309,219	330,299	330,844	330,844	2,068
Net Cash Flow	$1,970,884	$3,230,124	$3,793,141	$3,729,292	$3,671,673	$22,948
(1)	2011 NOI and 2011 Occupancy represent partial year based upon opening in April 2011.

Property Management. The Hampton Inn & Suites - Gulf Front Property is managed by Innisfree Hotels, Inc., a borrower affiliate.

Lockbox / Cash Management. The Hampton Inn & Suites - Gulf Front Loan is structured with a hard lockbox and springing cash management. All rents and other gross revenue are required to be deposited directly into a clearing account controlled by lender. Unless a Sweep Period (defined below) is ongoing, all amounts on deposit in the clearing account will be swept daily into the borrower’s account. During a Sweep Period, all amounts on deposit in the clearing account will be swept daily into an account controlled by the lender.

A “Sweep Period” will begin upon the occurrence of (i) an event of default, (ii) the date on which the debt service coverage ratio for the preceding 12 month period is less than 1.20x, (iii) the delivery of notice by the manager of any breach or default by the borrower under the property management agreement that, with the passage of time and/or delivery of notice, permits the manager to terminate or cancel the property management agreement, (iv) the date on which the manager becomes insolvent or a debtor in any bankruptcy action, (v) the occurrence of a Franchise Trigger Event (as defined below) or (vi) the occurrence of a PIP Trigger Event (as defined below).

“Franchise Trigger Event” means the delivery of notice by the franchisor of any breach or default by the borrower under the franchise agreement that, with the passage of time and/or delivery of notice, permits the franchisor to terminate or cancel the franchise agreement.

“PIP Trigger Event” means (i) receipt of written notice from the franchisor that a property improvement plan (“PIP”) is required pursuant to the franchise agreement and (ii) at the time of such notice, the amount of the FF&E reserve funds is insufficient to complete the PIP (based upon an amount equal to 115% of the cost of such PIP (“PIP Cost”)).

Initial Reserves. At closing, the borrower deposited (i) $54,343 into a tax reserve account, (ii) $107,483 into an insurance reserve account and (iii) $165,000 into a seasonality reserve.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12th of the estimated annual real estate taxes, which currently equates to $7,763, into a tax reserve account, (ii) 1/12th of the estimated annual insurance premiums, which currently equates to $15,355, into the insurance reserve, (iii) an amount equal to 4.0% of the prior month’s gross revenues into an FF&E reserve account and (iv) on the monthly payment dates occurring in June, July, August, and September: $165,000, $290,000, $340,000 and $80,000, respectively, into a seasonality reserve. Such seasonality reserve will be released on the monthly payment dates occurring in November, December, January, and February in the amounts of $175,000, $240,000, $285,000, and $175,000, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25518 Perdido Beach Boulevard Orange Beach, AL 36561	Collateral Asset Summary – Loan No. 6 Hampton Inn & Suites - Gulf Front	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 67.4% 1.53x 11.1%

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

25518 Perdido Beach Boulevard Orange Beach, AL 36561	Collateral Asset Summary – Loan No. 6 Hampton Inn & Suites - Gulf Front	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 67.4% 1.53x 11.1%

Atmore
FLORIDA
Saraland
Bay Minette
Prichard
Mobile
ALABAMA
Daphne
Theodore
Fairhope
Foley
Pensacola
Gulf Shores
Gulf of Mexico
FOLEY MUNICIPAL AIRPORT
N MCKENZIE ST
FOLEY BEACH EXP
MAIN ST
W LAUREL AVE
E LAUREL AVE
Foley
Elberta
NAVY OUTLYING FIELD BARIN
S MCKENZIE ST
Tanger Outlet Center
Perdido Beach
NAVY OUTLYING FIELD WOLF
Wolf Bay
GULF SHORES PKY
The Amphitheater At the Wharf
CANAL RD
JACK EDWARDS AIRPORT
E CANAL DR
Orange Beach
Gulf State Park
Gulf Shores
W FORT MORGAN RD
Waterville USA
PERDIDO BEACH BLVD
Hampton Inn & Suites - Gulf Front
25518 Perdido Beach Boulevard
Orange Beach, AL 36561
GULF OF MEXICO
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Durham, New Hampshire Orono, Maine	Collateral Asset Summary – Loan No. 7 UNH & UME Student Housing Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 74.2% 1.31x 9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Durham, New Hampshire Orono, Maine	Collateral Asset Summary – Loan No. 7 UNH & UME Student Housing Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 74.2% 1.31x 9.3%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose(1):	Acquisition/Refinance
Sponsor:	William B. Fideli; Timothy B. Wills
Borrower:	Orion UNH, LLC; Orion UME, LLC
Original Balance:	$36,000,000
Cut-off Date Balance:	$36,000,000
% by Initial UPB:	3.6%
Interest Rate:	5.0770%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	Interest only for first 24 months; 324 months thereafter
Additional Debt:	None
Call Protection(2):	L(24), D(91), O(5)
Lockbox / Cash Management:	Soft / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$254,167	$104,167
Insurance:	$51,636	$13,076
Replacement(4):	$204,000	$11,900

Financial Information
Cut-off Date Balance / Bed:	$30,560
Balloon Balance / Bed:	$25,549
Cut-off Date LTV:	74.2%
Balloon LTV:	62.1%
Underwritten NOI DSCR(5):	1.37x
Underwritten NCF DSCR(5):	1.31x
Underwritten NOI Debt Yield:	9.3%
Underwritten NCF Debt Yield:	8.9%
Underwritten NOI Debt Yield at Balloon:	11.1%
Underwritten NCF Debt Yield at Balloon:	10.7%

Property Information
Single Asset / Portfolio:	Portfolio of two properties
Property Type:	Student Housing Multifamily
Collateral:	Fee Simple
Location:	Durham, NH & Orono, ME
Year Built / Renovated:	1920-1982, 2006 / 2012
Total Beds:	1,178
Property Management:	Grand Campus Living
Underwritten NOI:	$3,348,841
Underwritten NCF:	$3,206,041
Appraised Value:	$48,500,000
Appraisal Date:	April 17, 2014

Historical NOI(6)
Most Recent NOI:	$3,637,836 (T-12 May 14, 2014)
2013 NOI:	$3,269,685 (December 31, 2013)
2012 NOI:	NAV
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	98.6% (April 17, 2014)
2013 Occupancy:	98.5% (December 31, 2013)
2012 Occupancy:	97.4% (December 31, 2012)
2011 Occupancy:	94.4% (December 31, 2011)
(1)	Loan proceeds were used to acquire the UME Student Housing Property and refinance existing debt in connection to the UNH Student Housing Property.
(2)	Partial release is permitted. See “Partial Release” herein.
(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	The upfront replacement reserve represents $500 per unit.
(5)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 1.81x and 1.73x, respectively.
(6)	The sponsor acquired the UNH Student Housing Property and UME Student Housing Property in 2012 and 2013, respectively. As a result, 2011 and 2012 Historical NOI is unavailable.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Durham, New Hampshire Orono, Maine	Collateral Asset Summary – Loan No. 7 UNH & UME Student Housing Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 74.2% 1.31x 9.3%

Portfolio Summary
Property	Location	# of Beds	Year Built / Renovated	Allocated Loan %	Appraised Value	Occupancy(1)
UNH Student Housing Property	Durham, NH	602	1920-1982 / 2012	54.9%	$28,700,000	98.7%
UME Student Housing Property	Orono, ME	576	2006 / NAP	45.1%	$19,800,000	98.6%
Total / Wtd. Avg.		1,178		100.0%	$48,500,000	98.6%
(1)	Based on rent roll as of April 17, 2014.

The Loan.    The UNH & UME Student Housing Portfolio loan (the “UNH & UME Student Housing Portfolio Loan”) is a fixed rate loan secured by the borrowers’ fee simple interests in a 602-bed University of New Hampshire student housing complex located in Durham, New Hampshire (the “UNH Student Housing Property”) and a 576-bed University of Maine student housing complex located in Orono, Maine (the “UME Student Housing Property” and, together, with the UNH Student Housing Property, the “UNH & UME Student Housing Portfolio Properties”) with an original and cut-off date principal balance of $36.0 million. The UNH & UME Student Housing Portfolio Loan has a 10-year term and amortizes on a 27-year schedule after an initial interest only period of 24 months. The UNH & UME Student Housing Portfolio Loan accrues interest at a fixed rate equal to 5.0770%. UNH & UME Student Housing Portfolio Loan proceeds along with approximately $1.3 million of new equity were used to acquire the UME Student Housing Property for $19.5 million, retire existing debt of approximately $15.8 million for the UNH Student Housing Property, fund upfront reserves and pay closing costs. Based on the appraised value of $48.5 million as of April 17, 2014, the cut-off date LTV ratio is 74.2%. The borrowers have a total cost basis of approximately $44.5 million. The most recent prior financing of the UNH & UME Student Housing Portfolio Properties was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$36,000,000	96.6%	Purchase Price(1)	$19,500,000	52.3%
Sponsor Equity	$1,263,976	3.4%	Loan Payoff(2)	$15,782,625	42.4%
			Reserves	$509,803	1.4%
			Closing Costs	$1,471,549	3.9%
Total Sources	$37,263,976	100.0%	Total Uses	$37,263,976	100.0%
(1)	Represents the purchase price for the UME Student Housing Property.
(2)	Represents the existing debt for the UNH Student Housing Property.

The Borrower / Sponsor.    The borrowers are Orion UNH, LLC and Orion UME, LLC, both of which are single purpose Delaware limited liability companies structured to be bankruptcy-remote, with two independent directors in their organizational structure. The sponsors of the borrowers and the nonrecourse carve-out guarantors are William B. Fideli and Timothy B. Wills. Throughout his 12 years of real estate private equity experience, William B. Fideli has acquired over 75 properties and has been involved in over $1.4 billion of real estate transactions. Timothy Wills has over 20 years of real estate experience, having developed or acquired over 5,000 housing units including single family homes, new condominium units, condominium conversions and apartment complexes. In addition to the UNH & UME Student Housing Portfolio, the sponsors own a 141-bed student housing portfolio in Bloomington, Indiana.

The Property.    The UNH & UME Student Housing Portfolio Properties consist of two student housing properties, totaling 408 units or 1,178 beds, located in Durham, New Hampshire and Orono, Maine. As of April 17, 2014, the UNH & UME Student Housing Portfolio Properties were 98.6% occupied. All leases are for a period of 12 months, with parental guarantees generally required for undergraduate students. Undergraduate students represent approximately 95.0% of the leases at the UNH & UME Student Housing Portfolio Properties.

UNH Student Housing Property

Built between 1920 and 1982, the UNH Student Housing Property is comprised of 13 different properties consisting of 264 units and 602 beds, all of which are located within 1.0 mile of the University of New Hampshire (“UNH”) campus. The UNH Student Housing Property features 12 different unit configurations with an average unit size of 585 sq. ft. The configurations include 239 one bedrooms, 314 two bedrooms, 33 three bedrooms and 16 four bedrooms. UNH is a public research university with campuses located in Durham, Concord and Manchester, New Hampshire. The Durham campus is the largest campus with approximately 14,800 students. UNH does not require students to live on campus. Approximately 43.0% of the students live off campus.

The sponsors acquired the UNH Student Housing Property in 2012 and subsequently invested approximately $1.2 million in capital expenditures, which included landscaping, painting and carpentry work. In February 2012, the UNH Student Housing Property was approximately 40.0% pre-leased for the 2012-2013 academic year. Upon completing substantial renovations and installing an

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Durham, New Hampshire Orono, Maine	Collateral Asset Summary – Loan No. 7 UNH & UME Student Housing Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 74.2% 1.31x 9.3%

experienced management team, the sponsor increased pre-leasing as of May 2013 and May 2014 to approximately 81.0% and 91.0% for the respective academic years.

As of April 17, 2014, the UNH Student Housing Property is 98.7% occupied. The year-end historical occupancy for 2011, 2012 and 2013 for the UNH Housing Property was 93.9%, 95.9% and 97.5%, respectively.

UME Student Housing Property

Built in 2006, the UME Student Housing Property is a Class A 12-building complex consisting of 144 units and 576 beds, all of which are located with 1.0 mile of the campus. All of the units are identical four-bedroom, two-bath floor plans with an average unit size of 1,120 sq. ft. The fully-furnished units include a fully appointed kitchen with a microwave, a dishwasher, a kitchen island, white cabinets and black countertops. Additional features include full-size washer and dryer appliances, track lighting, central air and heat, high-speed internet and cable TV with HBO. Amenities include a regulation basketball court, a pro-beach volleyball court and a game room with billiards tables. The University of Maine (“UME”) is the state’s largest university with approximately 11,000 students and 90 undergraduate majors/programs, 70 master’s degree programs and 35 doctoral programs. Approximately 60.5% of the students live off campus.

As of April 17, 2014, the UME Student Housing Property is 98.6% occupied. The year-end historical occupancy for 2011, 2012 and 2013 for the UNH Housing Property was 95.0%, 99.0% and 99.5%, respectively. For the 2014-2015 academic year, as of May 2014, the UME Student Housing Property is 99.3% preleased, which outpaces the May 2013 rate of 88.9%.

Environmental Matters.    The Phase I environmental reports dated May 15, 2014 and May 22, 2014 recommended no further action at the UNH & UME Student Housing Portfolio Properties except with respect to one parcel at the UNH Student Housing Portfolio property, the Phase I recommended that the borrower obtain missing closure information with respect to an underground storage tank that was removed in 1998.  For additional information, see “Risk Factors—Risks Related to the Mortgage Loans—Potential Issuing Entity Liability Related to a Materially Adverse Environmental Condition” in the free writing prospectus.

The Market.

UNH Student Housing Property

The UNH Student Housing Property is located in downtown Durham within Strafford County, in the seacoast region of Southern New Hampshire. Durham is located approximately 35 miles southeast of Concord, the capital of New Hampshire and 64 miles north of Boston. Interstate highway I-95, a major north-south roadway connecting Boston to the south and Maine to north, is located within 8.0 miles of the UNH Student Housing Property. Boston’s Logan International Airport, the region’s largest, is 50 miles to the south and the Manchester-Boston Regional Airport is 35 miles to the east. Additionally, Amtrak Downeaster provides rail service from Portland, Maine to Boston, Massachusetts with a stop in the center of the UNH campus. Durham reported a population of approximately 14,793 individuals in 2014.

Durham is a traditional college town with UNH situated on approximately 1,100 acres. On-campus housing at UNH consists of 26 residence halls containing approximately 5,620 beds. UNH does not require anyone to live on campus. In 2004, UNH underwent a “Master Plan” to allow 60% to 70% of undergraduate students live on campus. According to the 2012 Master Plan, although new dormitories and on-campus apartments have been built after this resolution, increasing enrollment has out-paced construction. The planned on-campus housing buildings were completed in 2010 and UNH has not reported any new plans to construct new on-campus housing.

To accommodate the increase in off-campus housing, Durham has seen an increase in student housing supply over the last five years. At least seven new developments have been completed over the last five years, totaling approximately 1,231 beds. However, the three largest properties, representing approximately 1,080 beds, exceed 20 minutes walking distance to campus, as determined by the appraiser. The UNH Student Housing Property’s units are all located within 1.0 mile of the campus. The appraiser identified 13 competitive properties containing 559 beds with a weighted average occupancy of 99.2%. For the 2014-2015 academic year, the UNH Student Housing Property is 93.4% pre-leased at an average monthly rent of $593 per bed, which is in line with the appraiser’s conclusion.

UME Student Housing Property

The UME Student Housing Property is located in Orono, Maine within Penobscot County. Orono has an estimated 2014 population of approximately 10,568 individuals. Bangor, the economic center for all of central, northern and eastern Maine, is situated approximately

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Durham, New Hampshire Orono, Maine	Collateral Asset Summary – Loan No. 7 UNH & UME Student Housing Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 74.2% 1.31x 9.3%

5.0 miles south of UME. Route 2 is located within 0.5 miles of the UME Student Housing Property and provides direct access to I-95. The UME Student Housing Property is located directly across the street from the main entrance of UME.

On-campus housing at UME consists of 17 residence halls containing approximately 3,424 beds. Additionally, UME has two campus-owned apartments, which total 83 units. Since 2009, over 60.0% of undergraduates were reported as living off campus. The appraiser identified six competitive properties, containing 1,058 beds with a weighted average occupancy of 98.9%. According to the appraiser, only one of the competitive properties, containing 620 beds, offers the same quality and design as the UME Student Housing Property. For the 2014-2015 academic year, as of February 2014, the UME Student Housing Property is 66.8% preleased, which outpaces the February 2013 rate of 49.5%. The average monthly rent of $530 per bed is in line with the appraiser’s conclusion.

Cash Flow Analysis.

Cash Flow Analysis
	2013	T-12 5/14/2014	U/W	U/W per Bed
Gross Potential Rent	$6,810,432	$7,212,659	$7,517,268	$6,381
Total Other Income	397,671	418,850	411,966	350
Less: Vacancy & Credit Loss(1)	(184,073)	(180,093)	(661,352)	(561)
Effective Gross Income	$7,024,030	$7,451,416	$7,267,882	$6,170
Total Operating Expenses	3,754,345	3,813,580	3,919,041	3,327
Net Operating Income	$3,269,685	$3,637,836	$3,348,841	$2,843
Capital Expenditures	0	0	142,800	121
Net Cash Flow	$3,269,685	$3,637,836	$3,206,041	$2,722

(1)
U/W Vacancy & Credit Loss represents 8.8% of U/W Gross Potential Rent.  In place vacancy at the UNH & UME Student Housing Portfolio Properties is 1.4%. For the UNH Student Housing Property and UME Student Housing Property, the appraiser concluded a vacancy rate of 2.5% and 3.0%, respectively.

Property Management.    The UNH & UME Student Housing Portfolio Properties are managed by Grand Campus Living. Grand Campus Living is a subsidiary of Lincoln Property Company, the third largest apartment management firm in the United States with over 140,000 apartments under management. Founded in 1995, Grand Campus Living currently manages approximately 18,000 beds across the United States.

Lockbox / Cash Management.    The UNH & UME Student Housing Portfolio Loan is structured with a soft lockbox and springing cash management. In place cash management and a full excess cash flow sweep are required upon (i) an event of default, (ii) a bankruptcy action of the borrowers, the guarantors or the property manager or (iii) the failure of the borrowers after the end of one calendar quarter to maintain a debt service coverage ratio of 1.15x until the debt service coverage ratio after the end of four consecutive calendar quarters is at least equal to 1.20x.

Initial Reserves.    At closing, the borrowers deposited (i) $254,167 into a tax reserve account, (ii) $51,636 into an insurance reserve account and (iii) $204,000 ($500 per unit) into a capital expenditure reserve.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12th of the estimated annual real estate taxes, which currently equates to $104,167, into a tax reserve account, (ii) 1/12th of the annual insurance premiums, which currently equates to $13,076, into an insurance reserve account and (iii) $11,900 ($121 per bed or $350 per unit annually) into a capital expenditure account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Durham, New Hampshire Orono, Maine	Collateral Asset Summary – Loan No. 7 UNH & UME Student Housing Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 74.2% 1.31x 9.3%

Partial Release.  At any time during the term of the UNH & UME Student Housing Portfolio Loan, the borrowers may obtain the release of the 10 Strafford Parcel and/or the 14 Strafford Parcel (both of which are located at the UNH Student Housing Property) provided that, among other things, the UNH & UME Student Housing Portfolio Loan is prepaid in an amount equal to the greater of (i) 120.0% of the Allocated Loan Amount and (ii) the amount, after giving effect to such release, necessary to satisfy (a) a debt service coverage ratio that is greater than 1.35x and (b) an LTV ratio that is less than 72.5%. The “Allocated Loan Amounts” are as follows: 10 Strafford Parcel - $825,000; 14 Strafford Parcel - $1,400,000. The 10 Strafford Parcel and the 14 Strafford Parcel contain 48 and 83 beds, respectively, and represent approximately 4.1% and 7.0%, respectively, of gross potential rent at UNH & UME Student Housing Portfolio Properties. Excluding the release of the 10 Strafford Parcel and the 14 Strafford Parcel, no other release is permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Durham, New Hampshire Orono, Maine	Collateral Asset Summary – Loan No. 7 UNH & UME Student Housing Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$36,000,000 74.2% 1.31x 9.3%

CARTIFACT.
MAINE
155
108
DURHAM RD
16
DOVER POINT RD
4
LEE RD
CONCORD RD
MADBURY RD
CONCORD RD
MAIN ST
University Of New Hampshire
MAST RD
1
Durham
PISCATAQUA RD
4
Oyster River
Bellamy River
Piscataqua River
NEW HAMPSHIRE
NEWMARKET RD
108
Little Bay
16
STATE RD
WOODBURY AVE
Fox Run Mall
Great Bay National Wildlife Refuge
PORTSMOUTH INTERNATIONAL AIRPORT

Orono
Pushaw Lake
University Of Maine
2
PARK ST
95
BROADWAY
15
KELLEY RD
Penobscot Valley Country Club
Penobscot River
MAIN ST
STILLWATER AVE
222
UNION ST
BROADWAY
Husson College
Broadway Shopping Center
2
Airport Mall
BANGOR INTERNATIONAL AIRPORT
95
Bangor
9
9
MAIN RD
Chemo Pond
HAMMOND ST
N MAIN ST
Brewer
COLD BROOK RD
Bangor Municipal Golf Course
395
WILSON ST
Davis Pond

UNH & UME STUDENT HOUSING PORTFOLIO

1	UNH Student Housing Portfolio	Various	Durham, NH	03824
2	UME Student Housing Portfolio	4 Empire Drive	Orono, ME	04473

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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399 Thornall Street Edison, NJ 08837	Collateral Asset Summary – Loan No. 8 399 Thornall Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 51.5% 2.50x 17.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

399 Thornall Street Edison, NJ 08837	Collateral Asset Summary – Loan No. 8 399 Thornall Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 51.5% 2.50x 17.3%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Recapitalization
Sponsor:	Michael Alfieri
Borrower:	399 Thornall Street, LLC
Original Balance:	$35,000,000
Cut-off Date Balance:	$35,000,000
% by Initial UPB:	3.5%
Interest Rate:	4.6600%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$167,644	$83,822
Insurance:	$0	Springing
Replacement:	$0	$5,587
TI/LC:	$1,087,160	$42,000
Required Repairs:	$30,688	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$104
Balloon Balance / Sq. Ft.:	$96
Cut-off Date LTV:	51.5%
Balloon LTV:	47.2%
Underwritten NOI DSCR(2):	2.79x
Underwritten NCF DSCR(2):	2.50x
Underwritten NOI Debt Yield:	17.3%
Underwritten NCF Debt Yield:	15.5%
Underwritten NOI Debt Yield at Balloon:	18.8%
Underwritten NCF Debt Yield at Balloon:	16.8%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Edison, NJ
Year Built / Renovated:	1984 / 2012
Total Sq. Ft.:	335,196
Property Management:	Alfieri, LLC
Underwritten NOI:	$6,043,509
Underwritten NCF:	$5,410,026
“As-is” Appraised Value:	$68,000,000
“As-is” Appraisal Date:	March 27, 2014
“As Stabilized” Appraised Value(3):	$73,000,000
“As Stabilized” Appraisal Date:	April 1, 2015

Historical NOI
2013 NOI:	$6,685,210 (December 31, 2013)
2012 NOI:	$6,186,939 (December 31, 2012)
2011 NOI:	$6,075,146 (December 31, 2011)

Historical Occupancy(4)
Most Recent Occupancy:	79.8% (June 6, 2014)
2013 Occupancy:	89.3% (December 31, 2013)
2012 Occupancy:	84.3% (December 31, 2012)
2011 Occupancy:	92.7% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 3.65x and 3.27x, respectively.
(3)	The “As Stabilized” LTV is 47.9% based on the 399 Thornall Street Property achieving market occupancy of 92.0%.
(4)
The decline in Most Recent Occupancy is due in part to the exclusion of tenants who have either given notice to vacate, or who are on short-term (less than 6 month) leases. The 399 Thornall Street Property is currently 92.6% occupied, inclusive of these tenants.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

399 Thornall Street Edison, NJ 08837	Collateral Asset Summary – Loan No. 8 399 Thornall Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 51.5% 2.50x 17.3%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Daiichi Sankyo, Inc.	NR/A1/NR	145,428	43.4%	$32.15	55.9%	Various(2)
Oracle Financial	A+/A1/A+	48,476	14.5%	$31.00	18.0%	8/31/2018
WeiserMazars LLP	NR/NR/NR	24,638	7.4%	$28.69	8.5%	1/31/2021
Alfieri, LLC	NR/NR/NR	24,238	7.2%	$31.00	9.0%	12/31/2027
Grant Thornton, LLP	NR/NR/NR	16,075	4.8%	$30.00	5.8%	9/30/2014
Total Major Tenants		258,855	77.2%	$31.36	97.1%
Remaining Tenants		8,574	2.6%	$28.05	2.9%
Total Occupied Collateral		267,429	79.8%	$31.26	100.0%
Vacant		67,767	20.2%
Total		335,196	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Daiichi Sankyo, Inc. leases 121,190 sq. ft. of space through October 31, 2018 and 24,238 sq. ft. of space through May 31, 2024. Daiichi Sankyo, Inc. has a termination option with respect to the 24,238 sq. ft. of space expiring May 31, 2024 in the event that the tenant enters into and commences on the term of a lease with the landlord for 100,000 sq. ft. or more of space in another building in the State of New Jersey.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	2	24,549	7.3%	24,549	7.3%	$29.14	8.6%	8.6%
2015	0	0	0.0%	24,549	7.3%	$0.00	0.0%	8.6%
2016	1	100	0.0%	24,649	7.4%	$74.90	0.1%	8.6%
2017	0	0	0.0%	24,649	7.4%	$0.00	0.0%	8.6%
2018	12	169,666	50.6%	194,315	58.0%	$32.13	65.2%	73.9%
2019	0	0	0.0%	194,315	58.0%	$0.00	0.0%	73.9%
2020	0	0	0.0%	194,315	58.0%	$0.00	0.0%	73.9%
2021	3	24,638	7.4%	218,953	65.3%	$28.69	8.5%	82.3%
2022	0	0	0.0%	218,953	65.3%	$0.00	0.0%	82.3%
2023	0	0	0.0%	218,953	65.3%	$0.00	0.0%	82.3%
2024	1	24,238	7.2%	243,191	72.6%	$30.00	8.7%	91.0%
Thereafter	1	24,238	7.2%	267,429	79.8%	$31.00	9.0%	100.0%
Vacant	NAP	67,767	20.2%	335,196	100.0%	NAP	NAP
Total / Wtd. Avg.	20	335,196	100.0%			$31.26	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.    The 399 Thornall Street loan (the “399 Thornall Street Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 335,196 sq. ft., Class A suburban office building located at 399 Thornall Street in Edison, New Jersey (the “399 Thornall Street Property”) with an original principal balance of $35.0 million. The 399 Thornall Street Loan has a 10-year term and amortizes on a 30-year schedule after an initial five-year interest only period. The 399 Thornall Street Loan accrues interest at a fixed rate equal to 4.6600% and has a cut-off date balance of $35.0 million. The 399 Thornall Street Loan proceeds were used to recapitalize the 399 Thornall Street Property, fund upfront reserves of approximately $1.3 million and pay closing costs of approximately $0.5 million. Based on the “As-is” appraised value of $68.0 million as of March 27, 2014, the cut-off date LTV ratio is 51.5% and the remaining implied equity is $33.0 million. Based on the “As Stabilized” appraised value of $73.0 million as of April 1, 2015, the cut-off date LTV ratio is 47.9% based on the 399 Thornall Street Property achieving market occupancy of 92.0%. The 399 Thornall Street Property was previously unencumbered by any debt.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

399 Thornall Street Edison, NJ 08837	Collateral Asset Summary – Loan No. 8 399 Thornall Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 51.5% 2.50x 17.3%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$35,000,000	100.0%	Reserves	$1,285,491	3.7%
			Closing Costs	$496,884	1.4%
			Return of Equity	$33,217,625	94.9%
Total Sources	$35,000,000	100.0%	Total Uses	$35,000,000	100.0%

The Borrower / Sponsor.    The borrower, 399 Thornall Street, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent managers in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Michael Alfieri. Michael Alfieri is the owner of M. Alfieri Co., Inc., a private, full service commercial real estate development corporation operating throughout the New York and New Jersey metropolitan area. M. Alfieri Co., Inc. has developed more than six million sq. ft. of Class A office space, including the 399 Thornall Street Property and the company’s current portfolio consists of 22 properties.

The Property.    The 399 Thornall Street Property is a 15-story, multi-tenant, 335,196 sq. ft. office building located within the Metropark section of Edison, New Jersey. Constructed in 1984 by the sponsor, the 399 Thornall Street Property is located on approximately 5.83 acres and is constructed of steel with a solar bronze glass façade. A four-level parking garage is shared with the western adjoining sister office building located at 379 Thornall Street (not part of the collateral). There are a total of 2,113 parking spaces for both properties combined, of which 956 spaces are part of the 399 Thornall Street Property’s parking lot, providing a parking ratio of 2.85 parking spaces per 1,000 sq. ft. The 399 Thornall Street Property also shares a recently renovated, common central atrium and entrance plaza with 379 Thornall Street. Over the past three years, the sponsor has invested approximately $3.0 million in capital improvements, which included renovations of the shared atrium, replacement of the roof systems, common area restroom improvements and lobby renovation.

As of June 6, 2014, the 399 Thornall Street Property was 79.8% occupied by seven tenants, which is exclusive of tenants who have given notice to vacate, or who are on short-term (less than six months) leases, with 57.9% of the net rentable area occupied by investment grade tenants. Since 2009, occupancy has averaged 90.0% at the 399 Thornall Street Property.

Environmental Matters.    The Phase I environmental report dated April 3, 2014 did not identify any recognized environmental conditions at the 399 Thornall Street Property.

Major Tenants.

Daiichi Sankyo, Inc. (145,428 sq. ft., 43.4% of NRA, 55.9% of U/W Base Rent) under two separate leases (one lease for floors 2, 10, 11, 12 and 14, covering 121,190 sq. ft., and a second lease for floor 9 covering 24,238 sq. ft.). Daiichi Sankyo, Inc. (rated A1 by Moody’s) is a subsidiary of Daiichi Sankyo Company, Limited, a global pharmaceutical company and the second largest pharmaceutical company in Japan. Daiichi Sankyo, Inc. engages in the discovery, development and commercialization of pharmaceutical products. The US subsidiary of was founded in 1996 and has its US headquarters in Parsippany, New Jersey. As of December 31, 2013, Daiichi Sankyo Company, Limited had estimated total assets of approximately ¥1.8 trillion and estimated 2013 sales of approximately ¥1.1 trillion. Daiichi Sankyo, Inc.’s original lease was for 11,224 sq. ft. and the tenant has since expanded to 145,428 sq. ft. on floors 2, 9, 10, 11, 12 and 14. Daiichi Sankyo, Inc. leases 121,190 sq. ft. through October 2018 and 24,238 sq. ft. through May 2024. The tenant has one five-year renewal option with at least 12 months prior notice at fair market rent for its space expiring in 2018. Daiichi Sankyo, Inc. may also extend the term of the 24,238 sq. ft. lease such that its termination may be coterminous with any extension period entered into with respect to the lease covering the 121,190 sq. ft. space. Daiichi Sankyo, Inc. has a termination option with respect to the 24,238 sq. ft. of space expiring May 31, 2024 in the event that the tenant enters into a lease with the landlord or a landlord affiliate for 100,000 sq. ft. or more of space in another building owned by landlord or a landlord affiliate.

Oracle Financial (48,476 sq. ft., 14.5% of NRA, 18.0% of U/W Base Rent). Oracle Financial Services Software Limited (“Oracle Financial”) is a subsidiary of Oracle Corporation (NYSE: ORCL, rated A+/A1/A+ by Fitch/Moody’s/S&P). Oracle Financial provides information technology solutions and knowledge processing services to the financial services industry worldwide. Its products include a suite of banking products, which caters to the needs of corporate, retail, investment banking, treasury operations and data warehousing businesses. As of February 28, 2014, Oracle Corporation reported total assets of approximately $86.6 billion and total equity of over $45.2 billion. Oracle Financial occupies the entire fifth and sixth floors of the 399 Thornall Street Property (48,476 sq. ft.) and its lease runs through August 2018. The tenant has no early termination options and one five-year renewal option with at least 12 months prior notice at fair market rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

399 Thornall Street Edison, NJ 08837	Collateral Asset Summary – Loan No. 8 399 Thornall Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 51.5% 2.50x 17.3%

WeiserMazars LLP (24,638 sq. ft., 7.4% of NRA, 8.5% of U/W Base Rent). Founded in 1921, WeiserMazars LLP is accounting, tax and advisory services firm with approximately 650 professionals and over 100 partners based out of eight US, Israel and Cayman Islands offices. WeiserMazars LLP is the independent US member firm of the Mazars Group, an international accounting, audit, tax and advisory services organization with over 14,000 professionals in more than 70 countries across six continents.

WeiserMazars LLP occupies the entire third floor of the 399 Thornall Street Property (24,638 sq. ft.) and its lease runs through January 2021. The tenant has no early termination or renewal options.

The Market.    The 399 Thornall Street Property is located within the Metropark section of Edison Township, in an area also known as Iselin. Metropark is a master planned full service office park which spans both Edison Township and Woodbridge Township. Metropark is home to multiple Fortune 100 companies, including Prudential Life Insurance Company, Siemens Corporation, IBM, Microsoft and Chase Manhattan Corporation, as well as national firms such as Ernst & Young, BASF, Oracle, Cisco and Daiichi Sankyo, Inc. The Metropark train station is located approximately half a mile from the 399 Thornall Street Property and is situated on the Northeast Corridor, which provides rail service via Amtrak to New York City (approximately 35 minutes), Philadelphia (approximately 50 minutes), Boston (approximately 4 hours and 30 minutes) and Washington, DC (approximately 2 hours and 45 minutes), as well as New Jersey Transit, which provides commuter rail service between Trenton and New York City. Immediate access to the Garden State Parkway is provided via a full interchange at Metropark and Route 27, with Route 1, Route 440, the New Jersey Turnpike and I-287 all in close proximity.

Edison is a single-family suburban community with commercial development covering an area of approximately 31 square miles located in the northeastern section of Middlesex County. The estimated 2012 population of Edison was 100,092, which is projected to increase by approximately 1.0% by 2017.

The 399 Thornall Street Property is located in the Metropark subsection of the North Edison/Woodbridge office submarket within the greater Northern New Jersey office market. As of year-end 2013, the North Edison/Woodbridge office submarket consisted of 257 properties containing approximately 7.6 million sq. ft. Vacancy within the submarket was 14.9% with triple net asking rents ranging from $10.00 PSF to $27.00 PSF. The Metropark subsection consisted of 18 office buildings generally considered to be Class A totaling approximately 3.3 million sq. ft. Combined vacancy within the subsection was 17.5% with gross asking rents ranging from $23.00 PSF to $33.00 PSF plus tenant electricity.

The appraiser identified the following comparable office leases which are presented in the subsequent chart.

Lease Comparables(1)
Property	Tenant	Year Built	Lease Area (Sq. Ft.)	Base Rent (PSF)	Workletter (PSF)	Free Rent (mos)	Lease Term (yrs)
399 Thornall Street Property(2)	Various	1984	335,196	$31.26	Various(3)	0	8.7
333 Thornall Street	BT Americas	1984	26,230	$31.00	$5.00	0	6.3
333 Thornall Street	Level 3	1984	3,233	$26.50	$0.00	2	5.2
333 Thornall Street	Right Answers Inc.	1984	8,908	$31.50	$0.00	0	1.0
343 Thornall Street	AAA	1991	3,208	$27.00	$0.00	0	5.0
113 Wood Avenue South	McDonald’s	2010	21,470	$26.75	$50.00	14	11.0
113 Wood Avenue South	Eisner Amper	2010	87,093	$29.00	$7.72	22	16.5
113 Wood Avenue South	Hatch Mott McDonald	2010	62,100	$32.00	$65.00	12	16.0
113 Wood Avenue South	Vitech Systems Group	2010	19,067	$28.50	$50.00	12	11.0
113 Wood Avenue South	Ansell Health Care	2010	57,405	$27.00	$53.13	5	11.0
113 Wood Avenue South	Hatch Mott McDonald	2010	10,431	$27.00	$65.00	12	16.0
111 Wood Avenue South	New Horizons of NJ	1976	6,164	$27.50	$65.00	12	5.0
111 Wood Avenue South	Presidio/Bluewater	1976	3,723	$32.00	$1.75	0	5.0
111 Wood Avenue South	OTI America	1976	2,962	$30.00	$13.12	0	5.0
111 Wood Avenue South	Hatch Mott McDonald	1976	16,988	$29.00	$65.00	12	16.0
99 Wood Avenue South	Aprioli	1987	3,000	$31.00	$0.00	0	1.0
99 Wood Avenue South	US Retirement Partners	1987	4,894	$29.00	$5.00	0	3.0
99 Wood Avenue South	M&T Bank	1987	17,248	$27.50	$50.00	0	10.7
(1)	Source: Appraisal
(2)	Based on rent roll dated June 6, 2014.
(3)	According to the appraiser, tenant improvements are estimated to be $30.00 PSF for new leases and $10.00 PSF for lease renewals.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

399 Thornall Street Edison, NJ 08837	Collateral Asset Summary – Loan No. 8 399 Thornall Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 51.5% 2.50x 17.3%

The appraiser determined market rent to be $29.00 PSF gross plus tenant electric for office space and $10.00 PSF gross for storage space at the 399 Thornall Street Property.

The appraiser identified 11 recent office sales in the market, which are presented in the following chart.

Recent Office Sales(1)
Property	City (NJ)	Year Built	Lease Area (Sq. Ft.)	Sale Date	Sale Price	Price PSF	OAR
399 Thornall Street Property	Edison	1984	335,196	NAP	NAP	NAP	NAP
Chubb Institute	Parsippany	1978	173,146	Feb-2012	$52,964,095	$305.89	7.40%
Metropolitan Center	East Rutherford	1986	421,317	Dec-2011	$104,900,000	$248.98	7.95%
Morris Corporate Center III	Parsippany	1990	526,541	Jul-2011	$109,200,000	$207.39	6.85%
Colgate Center	Jersey City	1999/2000	827,318	Apr-2011	$310,000,000	$374.70	7.00%
299 Jefferson Road	Parsippany	1985	150,500	Apr-2013	$32,400,000	$215.28	6.50%
Advance at Southgate	Morristown	1984	320,274	Apr-2013	$70,125,000	$218.95	7.00%
Princeton South Corporate Center	Ewing	2012	250,000	Dec-2013	$86,500,000	$346.00	6.26%
399 Jefferson Road	Parsippany	1970	206,155	Dec-2013	$45,350,000	$219.98	7.57%
55 Corporate Drive – Building IV	Bridgewater	2011	205,439	Apr-2013	$72,345,281	$352.15	6.25%
Harmon Meadow – Atrium 2	Secaucus	1984	249,863	Jun-2013	$56,000,000	$224.12	8.40%
Harmon Meadow – Atrium 1	Secaucus	1981	265,000	Nov-2013	$47,000,000	$177.36	6.91%
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$9,006,837	$8,912,303	$8,257,670	$8,894,355	$8,562,009	$25.54
Value of Vacant Space	0	0	0	0	1,917,363	5.72
Gross Potential Rent	$9,006,837	$8,912,303	$8,257,670	$8,894,355	$10,479,371	$31.26
Total Recoveries	809,380	641,732	902,398	803,891	803,891	2.40
Total Other Income	532,727	505,971	539,318	705,143	505,633	1.51
Less: Vacancy(2)	0	0	0	0	(1,917,363)	(5.72)
Less: Bad Debt	229	(46,795)	(632)	0	0	0.00
Effective Gross Income	$10,349,172	$10,013,211	$9,698,754	$10,403,389	$9,871,533	$29.45
Total Operating Expenses	3,996,026	3,938,065	3,511,815	3,718,179	3,828,024	11.42
Net Operating Income	$6,353,146	$6,075,146	$6,186,939	$6,685,210	$6,043,509	$18.03
TI/LC	0	0	0	0	566,444	1.69
Capital Expenditures	0	0	0	0	67,039	0.20
Net Cash Flow	$6,353,146	$6,075,146	$6,186,939	$6,685,210	$5,410,026	$16.14

(1)	U/W Base Rent includes $84,833 in contractual step rent through February 2015 and $117,855, which represents the net present value of rent steps for investment grade tenants.
(2)	U/W Vacancy represents 19.4% of gross income, which represents submarket vacancy.

Property Management.    The 399 Thornall Street Property is managed by Alfieri, LLC, a borrower affiliate.

Lockbox / Cash Management.    The 399 Thornall Street Loan is structured with a springing hard lockbox and springing cash management. Following the first occurrence of a Cash Management Trigger Event (as defined below) and at all times thereafter during the continuance of a Cash Management Trigger Event, borrower is required to cause rents to be deposited into the clearing account and, during the continuance of a Cash Sweep Event (as defined below), funds in the clearing account will be transferred on a daily basis to a cash management account controlled by lender. During the continuance of a Cash Sweep Event (other than the occurrence of a Lease Sweep Period), all funds in the cash management account will be applied by lender to payments of debt service, required reserves, and other items required under the loan documents and remaining cash flow will be held by lender as additional collateral for the 399 Thornall Street Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

399 Thornall Street Edison, NJ 08837	Collateral Asset Summary – Loan No. 8 399 Thornall Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 51.5% 2.50x 17.3%

A “Cash Management Trigger Event” will occur upon (i) an event of default, (ii) if the DSCR falls below 1.20x, (iii) a Lease Sweep Period (as defined below) or (iv) a required deposit date (as defined in the loan agreement for the 399 Thornall Street Loan). Borrower has a one-time right to elect to terminate the Cash Management Trigger Event in accordance with the terms of the loan agreement.

A “Cash Sweep Event” will occur upon (i) an event of default, (ii) if the DSCR falls below 1.15x or (iii) a Lease Sweep Period.

A “Lease Sweep Period” commences following the occurrence of among other things (a) upon the earlier of (i) the date that is 14 months prior to the earliest stated expiration of a Lease Sweep Lease (defined below) or (ii) upon the date required under the Lease Sweep Lease by which the tenant is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been so exercised); (b) upon the early termination, early cancellation or early surrender of a Lease Sweep Lease or upon borrower’s receipt of notice by a tenant of its intent to effect an early termination, early cancellation or early surrender of its Lease Sweep Lease; (c) if a tenant has ceased or gives notice of intention to cease operating its business at the 399 Thornall Street Property (i.e., “goes dark”) at substantially all of its space at the 399 Thornall Street Property and such tenant is not, at that time, investment grade; (d) upon a default under a Lease Sweep Lease by a Lease Sweep Tenant (as defined below) beyond any applicable notice and cure period, or (e) 14 months prior to the 399 Thornall Street Loan’s maturity date if the stated expiration date of any Lease Sweep Lease is less than two years after the 399 Thornall Street Loan’s maturity date.

“Lease Sweep Lease” means all leases pertaining to spaces tenanted by Daiichi Sankyo, Inc, Oracle Financial f/k/a i-Flex Solutions, any other lease or replacement lease (or an aggregate of leases to one tenant) at the 399 Thornall Street Property which covers 45,000 or more rentable sq. ft.

“Lease Sweep Tenant” means any tenant under a Lease Sweep Lease or its direct or indirect parent company (if any).

“Lease Sweep Space” means the space demised under the applicable Lease Sweep Lease.

Notwithstanding the foregoing, borrower may avoid the commencement of a Lease Sweep Period by delivering to lender either cash collateral or a letter of credit, to be held as additional collateral for the 399 Thornall Street Loan, in an amount equal to the Rollover Account Cap (defined below).

“Rollover Account Cap” means (A) during the continuance of a Lease Sweep Period, an amount (not to exceed $5,000,000) equal to the greater of (i) $2,500,000 and (ii) an amount equal to $25.00 PSF of all space included within (a) the Lease Sweep Space that is then the subject of a Lease Sweep Period, and (b) the then-vacant space that is not Lease Sweep Space; and (B) at all other times, the amount of $2,500,000.

Partial Release and Substitution. Borrower, at borrower’s option and at borrower’s sole cost and expense, may obtain the release of one of the parcels currently securing the 399 Thornall Street Loan in connection with the acquisition and substitution of one parcel identified in the related loan documents if the borrower satisfies certain conditions and requirements set forth in the loan agreement, including, among other conditions, (i) there is no event of default, (ii) the parcel being released is vacant, non-income producing and unimproved and the acquired parcel is reasonably equivalent in use, value and condition to the parcel or parcels to be released, and (iii) the LTV ratio of the remaining 399 Thornall Street Property (after giving effect to such substitution) is equal to or less than 125% or the acquired parcel has a fair market value equal to or greater than the fair market value of the parcel being released.

Redevelopment Project. As of the origination closing date, one or more affiliates of the borrower own the parcel of real property located to the west of the 399 Thornall Street Property. The borrower has advised lender that the adjacent property owner may seek to undertake a redevelopment of the adjacent property, including, without limitation, constructing an office building, hotel or multifamily project on the adjacent property and parking garage and altering the layout of access roads and landscaping on the adjacent property. It is contemplated that in connection with such, the borrower or the adjacent property owner will undertake certain alterations to the parking deck located on the 399 Thornall Street Property, including, without limitation, to reconfigure a primary entrance thereto and to connect the parking deck on the 399 Thornall Street Property to the adjacent property parking garage as an integrated unit and altering the layout of access roads and landscaping on the 399 Thornall Street Property. In connection with such redevelopment, the borrower and the adjacent property owner are expected to enter into a reciprocal easement agreement, pursuant to which borrower is expected to (among other things) grant an easement to adjacent property owner to construct the parking deck alterations and otherwise implement the redevelopment, and adjacent property owner and the borrower are expected to enter into reciprocal access, egress, ingress and maintenance easements and agreements in connection with the parking deck alterations in particular and the redevelopment project generally. Prior to entering into the reciprocal easement agreement, or undertaking any of the redevelopment, the borrower is required to obtain the prior written approval of lender to each of the foregoing, which approval will only be granted upon satisfaction of conditions precedent set forth in the 399 Thornall Street Loan agreement including, without limitation: (i) there is no event of default, (ii) the REMIC requirements are satisfied and a rating agency confirmation is delivered, (iii) in respect to any redevelopment on the 399 Thornall Street Property, the lender has received and approved the plans and specifications for the redevelopment and (iv) in respect to any

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

399 Thornall Street Edison, NJ 08837	Collateral Asset Summary – Loan No. 8 399 Thornall Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 51.5% 2.50x 17.3%

redevelopment on the 399 Thornall Street Property, the borrower has delivered to the lender either a payment and performance bond or a letter of credit in an amount equal to 125% of the total cost of the redevelopment on the 399 Thornall Street Property.

Relocation Provision. The 399 Thornall Street Loan documents prohibit the borrower from exercising its right to relocate any tenant of the 399 Thornall Street Property to a property or building owned and/or controlled by an affiliate of the borrower or guarantor, unless (i) both (A) the debt yield is no less than 12% immediately prior, and after giving effect, to the tenant relocation and (B) the DSCR is no less than 1.85x immediately prior, and after giving effect, to the tenant relocation, or (ii) all of the following conditions are satisfied: (A) the lease for the tenant that is being relocated (“Relocation Tenant Lease”) has been replaced by a replacement lease that lender reasonably determines is on the same or better economic terms than those of the Relocation Tenant Lease, (B) such replacement lease has an initial term at least equal to the remaining term of the Relocation Tenant Lease, (C) such replacement lease has been entered into in accordance with the terms of the 399 Thornall Street Loan agreement, (D) all leasing commissions payable in connection with any such replacement lease have been paid and all tenant improvement obligations or other landlord obligations of an inducement nature have either been completed or paid in full or, alternatively, the borrower deposits into a reserve with the lender an amount reasonably determined by the lender to pay such amounts when due, and (E) the borrower deposits into a reserve with the lender an amount reasonably determined by the lender to be necessary to account for any free rent or rent abatement periods under the replacement lease. The borrower may not relocate a tenant if (i) such tenant is investment grade, unless such tenant is replaced with a new tenant that is investment grade (and the above conditions are satisfied), (ii) an event of default exists or (iii) a low debt service period exists under the 399 Thornall Street Loan documents. Any breach or default by the borrower of the foregoing provisions will result in recourse to the borrower and guarantor for loss or damage.

Initial Reserves.    At closing, the borrower deposited (i) $167,644 into a tax reserve account, (ii) $1,087,160 into a TI/LC reserve account, of which $1,000,000 is reserved for future tenant improvements and leasing commissions and $87,160 is reserved for existing TI/LC obligations and (iii) $30,688 into an account for required repairs.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12th of the estimated annual real estate taxes, which currently equates to $83,822, into a tax reserve account, (ii) $5,587 into a replacement reserve account, subject to a cap of $138,000 and (iii) $42,000 into a TI/LC reserve account, subject to the Rollover Account Cap. In addition, the borrower is required to deposit 1/12th of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

399 Thornall Street Edison, NJ 08837	Collateral Asset Summary – Loan No. 8 399 Thornall Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 51.5% 2.50x 17.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

399 Thornall Street Edison, NJ 08837	Collateral Asset Summary – Loan No. 8 399 Thornall Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 51.5% 2.50x 17.3%

399 Thornall Street
399 Thornall Street
Edison, NJ 08837
Summit
New Providence
Newark
Newark Liberty International Airport
Mountainside
Kenilworth
Kean University
Union County College
Elizabeth
Roselle Park
Westfield
Raritan Valley
Roselle
The Outlet Collection Jersey Gardens
Watchung
Central Ave
Rahway Ave
Fanwood
Martine Ave
North Plainfield
Linden
Linden Airport
NE Corridor
Plainfield
Garden State Parkway
New Jersey Turnpike
St Marys Cemetery
St Gertrudes Cemetery
Hillside Cemetery
Raritan Rd
Park Ave
Inman Ave
Wood Ave
New Dover Rd
Oak Tree Rd
Grove Ave
NEW JERSEY
Carteret
Dunellen
South Plainfield
Woodbridge Center Mall
Menlo Park Mall
Metuchen
NEW YORK
Resurrection Cemetery
Stelton Rd
Rutgers University Livingston Campus
Edison
Lincoln Hwy
Perth Amboy
SIR
Staten Island
Raritan Bay
Middlesex County College
Highland Park
Raritan River
South Amboy
Rutgers University Cook Douglass Campus
Brunswick Shopping Center
Sayreville
East Brunswick
Old Bridge Township
New York
Newark
Allentown
Trenton
Norristown
Philadelphia
Toms River
Wilmington
Vineland
Atlantic City
Atlantic Ocean
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Indiana, Illinois & Wisconsin	Collateral Asset Summary – Loan No. 9 Midwest Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 73.2% 1.30x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Indiana, Illinois & Wisconsin	Collateral Asset Summary – Loan No. 9 Midwest Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 73.2% 1.30x 8.9%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Jacqueline A. Streit
Borrower:	Batavia Properties Limited Partnership; Nationwide Properties Ltd., L.P.; Madison Glacier Property Limited, L.P.; Elgin Properties Limited., L.P.
Original Balance:	$30,500,000
Cut-off Date Balance:	$30,500,000
% by Initial UPB:	3.1%
Interest Rate:	4.8275%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management:	Soft Springing Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$192,173	$19,835
Insurance:	$28,733	$12,639
Replacement:	$0	$16,456
Required Repairs(2):	$1,000,000	NAP

Financial Information
Cut-off Date Balance / Unit:	$56,066
Balloon Balance / Unit:	$45,839
Cut-off Date LTV:	73.2%
Balloon LTV:	59.9%
Underwritten NOI DSCR:	1.41x
Underwritten NCF DSCR:	1.30x
Underwritten NOI Debt Yield:	8.9%
Underwritten NCF Debt Yield:	8.2%
Underwritten NOI Debt Yield at Balloon:	10.9%
Underwritten NCF Debt Yield at Balloon:	10.1%

Property Information
Single Asset / Portfolio:	Portfolio of four properties
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Indiana, Illinois & Wisconsin
Year Built / Renovated:	1971-1988 / 2008, 2013
Total Units:	544
Property Management:	Fiduciary Real Estate Developments, Inc.; Woodland Property Management, Inc.
Underwritten NOI:	$2,709,603
Underwritten NCF:	$2,512,839
Appraised Value:	$41,650,000
Appraisal Date:	April 7, 2014

Historical NOI
Most Recent NOI:	$2,736,327 (T-12 February 28, 2014)
2013 NOI:	$2,743,254 (December 31, 2013)
2012 NOI:	$2,512,889 (December 31, 2012)
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	96.7% (April 1, 2014)
2013 Occupancy:	97.0% (December 31, 2013)
2012 Occupancy:	94.5% (December 31, 2012)
2011 Occupancy:	88.9% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	Required repairs represents approximately 121.0% of the engineer’s estimated immediate repairs.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Indiana, Illinois & Wisconsin	Collateral Asset Summary – Loan No. 9 Midwest Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 73.2% 1.30x 8.9%

Portfolio Summary
Property	Location	# of Units	Year Built / Renovated	Allocated Loan %	Appraised Value	Occupancy(1)
Garden Quarter Property	Elgin, IL	183	1971 / NAP	37.2%	$15,475,000	99.5%
Oxford Court Apartments Property	Valparaiso, IN	138	1974-1979 / 2013	24.7%	$10,300,000	94.2%
Glacier Hills Apartments Property	Madison, WI	123	1988 / 2008	23.5%	$9,800,000	98.4%
Barrington Bridge Property	Chesterton, IN	100	1979 / 2013	14.6%	$6,075,000	93.0%
Total / Wtd. Avg.		544		100.0%	$41,650,000	96.7%
(1)	Based on a rent roll dated April 1, 2014.

Garden Quarter Property Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	88	48.1%	87	98.9%	737	$747	$1.01
2 Bed / 1 Bath	95	51.9%	95	100.0%	941	$939	$1.00
Total / Wtd. Avg.	183	100.0%	182	99.5%	843	$847	$1.00
(1)	Based on a rent roll dated April 1, 2014.

Oxford Court Apartments Property Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	8	5.8%	6	75.0%	784	$540	$0.69
2 Bed / 1 Bath	25	18.1%	24	96.0%	898	$611	$0.68
2 Bed / 1.5 Bath	105	76.1%	100	95.2%	980	$686	$0.70
Total / Wtd. Avg.	138	100.0%	130	94.2%	954	$664	$0.70
(1)	Based on a rent roll dated April 1, 2014.

Glacier Hills Apartments Property Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
Studio	30	24.4%	28	93.3%	450	$628	$1.40
1 Bed / 1 Bath	81	65.9%	81	100.0%	675	$739	$1.09
2 Bed / 1 Bath	12	9.8%	12	100.0%	950	$795	$0.84
Total / Wtd. Avg.	123	100.0%	121	98.4%	647	$717	$1.11
(1)	Based on a rent roll dated April 1, 2014.

Barrington Bridge Property Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	28	28.0%	25	89.3%	890	$596	$0.67
2 Bed / 1 Bath	49	49.0%	45	91.8%	1,010	$658	$0.65
2 Bed / 2 Bath	23	23.0%	23	100.0%	1,127	$708	$0.63
Total / Wtd. Avg.	100	100.0%	93	93.0%	1,004	$652	$0.65
(1)	Based on a rent roll dated April 1, 2014.

The Loan.    The Midwest Portfolio loan (the “Midwest Portfolio Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in four garden-style apartment complexes totaling 544 units located in Indiana, Illinois and Wisconsin (each a “Property”, and collectively, the “Midwest Portfolio Properties”) with an original and cut-off date principal balance of $30.5 million. The Midwest Portfolio Loan has a 10-year term and amortizes on a 30-year schedule. The Midwest Portfolio Loan accrues interest at a fixed rate equal to 4.8275%. The Midwest Portfolio Loan proceeds, along with $165,817 of borrower equity, were used to retire existing debt of approximately $29.0 million, fund upfront reserves of approximately $1.2 million and pay closing costs. Based on the appraised value of $41.65 million as of April 7, 2014, the cut-off date LTV ratio is 73.2%. The most recent prior financing of the Midwest Portfolio Properties was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Indiana, Illinois & Wisconsin	Collateral Asset Summary – Loan No. 9 Midwest Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 73.2% 1.30x 8.9%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$30,500,000	99.5%	Loan Payoff	$28,957,488	94.4%
Sponsor Equity	$165,817	0.5%	Reserves	$1,220,907	4.0%
			Closing Costs	$487,422	1.6%
Total Sources	$30,665,817	100.0%	Total Uses	$30,665,817	100.0%

The Borrower / Sponsor.    The borrowers are Batavia Properties Limited Partnership, Nationwide Properties Ltd., L.P., Madison Glacier Property Limited, L.P. and Elgin Properties Limited., L.P., each a single purpose Illinois limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Jacqueline A. Streit.

Jacqueline A. Streit has over 10 years of buying, developing and managing multifamily properties. In addition to the Midwest Portfolio Properties, the sponsor owns a 222-unit multifamily property in Springfield, Illinois.

The Property.    The Midwest Portfolio Properties consist of four Class B garden-style multifamily properties totaling 544 units located in Indiana, Illinois and Wisconsin. As of April 1, 2014, the Midwest Portfolio Properties were 96.7% occupied and have maintained a weighted average historical occupancy of 91.5% since 2009.

Garden Quarter Property

The Garden Quarter Property consists of six three-story apartment buildings and 14 two-story apartment buildings totaling 183 units and one clubhouse/leasing office building. The Garden Quarter Property was constructed in 1971, was 99.5% occupied as of April 1, 2014 and has maintained an average historical occupancy of 97.4% since 2009. The Garden Quarter Property features 1 bed/1 bath configurations and 2 bed/1 bath configurations, 250 surface parking spaces and one pool. The Garden Quarter Property is located in the city of Elgin in northeast Kane County, Illinois, which is located approximately 40 miles northwest of the Chicago CBD. The sponsor acquired the Garden Quarter Property in 2005 for approximately $11.8 million and has since invested approximately $800,553 of capital expenditures.

Oxford Court Apartments Property

The Oxford Court Apartments Property consists of 19 predominantly two- and three-story buildings totaling 138 units. The Oxford Court Apartments Property was constructed from 1974 to 1979, renovated in 2013 and was 94.2% occupied as of April 1, 2014. The Oxford Court Apartments Property features 1 bed/1 bath, 2 bed/1 bath and 2 bed/1.5 bath configurations, 198 surface parking spaces and 15 carports, and a pool house. The Oxford Court Apartments Property is located in the city of Valparaiso in southwest Porter County, Indiana, which is located approximately 20 miles southwest of Michigan City, Indiana. The sponsor acquired the Oxford Court Apartments Property in 2003 for approximately $5.8 million and has since invested approximately $827,675 of capital expenditures.

Glacier Hills Apartments Property

The Glacier Hills Apartments Property consists of three predominantly two-story buildings totaling 123 units. The Glacier Hills Apartments Property was constructed in 1988, renovated in 2008 and was 98.4% occupied as of April 1, 2014. The Glacier Hills Apartments Property features Studio, 1 bed/1 bath, and 2 bed/1 bath configurations and features 150 surface and garage parking spaces. The Glacier Hills Apartments Property is located in the city of Madison in Dane County, Wisconsin. The sponsor acquired the Glacier Hills Apartments Property in 2005 for approximately $6.9 million and has since invested approximately $265,250 of capital expenditures.

Barrington Bridge Property

The Barrington Bridge Property consists of seven predominantly two- and three-story apartment buildings totaling 100 units and one clubhouse building. The Barrington Bridge Property was constructed in 1979, renovated in 2013 and was 93.0% occupied as of April 1, 2014. The Barrington Bridge Property has maintained an average historical occupancy of 92.0% since 2009. The Barrington Bridge Property features 1 bed/1 bath configurations, 2 bed/1 bath and 2 bed/2 bath configurations and features 142 surface parking spaces and 46 carports. The Barrington Bridge Property is located in the city of Chesterton in northwest Porter County, Indiana. The sponsor acquired the Barrington Bridge Property in 2004 for approximately $5.8 million and has since invested approximately $881,000 of capital expenditures.

Environmental Matters.    The Phase I environmental reports dated June 9, 2014 recommended no further action at the Midwest Portfolio Properties other than the continued implementation of the existing asbestos operations & maintenance plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Indiana, Illinois & Wisconsin	Collateral Asset Summary – Loan No. 9 Midwest Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 73.2% 1.30x 8.9%

The Market.

Garden Quarter Property

The Garden Quarter Property is located in Elgin, Illinois, approximately 40 miles northwest of the Chicago CBD.  The 2013 median household income and population within a five-mile radius of the Garden Quarter Property is $64,773 and 171,794, respectively. The Garden Quarter Property is situated in the Kane County submarket, which as of Q4 2013 reported an average asking rent of $909 per unit with vacancy rate of 3.6%. The appraiser concluded a stabilized occupancy of 96.0% and an average market rent of $863 per unit. As of April 1, 2014, the occupancy and average monthly rent per unit at the Garden Quarter Property was 99.5% and $847, respectively.

Oxford Court Apartments Property

The Oxford Court Apartments Property is located in Valparaiso, Indiana, approximately 20 miles southwest of Michigan City. The 2013 median household income and population within a five-mile radius of the Garden Quarter Property is $47,489 and 74,943, respectively. The Oxford Court Apartments Property is situated in the Gary-Hammond submarket, which as of Q4 2013 reported an average asking rent of $803 per unit with a vacancy rate of 3.5%. The appraiser concluded a stabilized occupancy of 95.0% and an average market rent of $749 per unit. As of April 1, 2014, the occupancy and average monthly rent per unit at the Oxford Court Apartments Property was 94.2% and $664, respectively.

Glacier Hills Apartments Property

The Glacier Hills Apartments Property is located in Madison, Wisconsin. The 2013 median household income and population within a five-mile radius of the Garden Quarter Property is $63,801 and 154,153, respectively. The Glacier Hills Apartments Property is situated in the Madison submarket, which as of Q4 2013 reported an average asking rent of $897 per unit with a vacancy rate of 3.0%. The appraiser concluded a stabilized occupancy of 96.0% and an average market rent of $753 per unit. As of April 1, 2014, the occupancy and average monthly rent per unit at the Glacier Hills Apartments Property was 98.4% and $717, respectively.

Barrington Bridge Property

The Barrington Bridge Property is located in Chesterton, Indiana. The 2013 median household income and population within a five-mile radius of the Barrington Bridge Property is $52,735 and 32,448, respectively. The Barrington Bridge Property is situated in the Gary-Hammond submarket, which as of Q4 2013 reported an average asking rent of $803 per unit with a vacancy rate of 3.5%. The appraiser concluded a stabilized occupancy of 96.0% and an average market rent of $658 per unit. As of April 1, 2014, the occupancy and average monthly rent per unit at the Barrington Bridge Property was 93.0% and $652, respectively.

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	T-12 2/28/2014	U/W	U/W per Unit
Gross Potential Rent	$4,331,923	$4,543,777	$4,533,163	$4,872,163	$8,956
Total Other Income	315,150	276,305	271,237	271,237	499
Less: Vacancy & Credit Loss(1)	(19,457)	(15,722)	(20,020)	(364,823)	(671)
Effective Gross Income	$4,627,616	$4,804,360	$4,784,380	$4,778,577	$8,784
Total Operating Expenses	2,114,727	2,061,106	2,048,053	2,068,974	3,803
Net Operating Income	$2,512,889	$2,743,254	$2,736,327	$2,709,603	$4,981
Capital Expenditures	0	0	0	196,764	362
Net Cash Flow	$2,512,889	$2,743,254	$2,736,327	$2,512,839	$4,619

(1)	Vacancy & Credit Loss represents 7.5% of U/W Gross Potential Rent. As of April 1, 2014, in-place vacancy at the Midwest Portfolio Properties is 3.3%.

Property Management.    The Garden Quarter, Oxford Court Apartments and Barrington Bridge Properties are managed by Woodland Property Management, Inc. (“The Woodland Group”). The Glacier Hills Apartment Property is managed by Fiduciary Real Estate Developments Inc. (“Fiduciary”).

With over 200 employees, Fiduciary manages over 4,800 apartments located in Milwaukee, Madison, Green Bay and Kenosha, Wisconsin. Founded in 1991, The Woodland Group has acquired, managed and sold up to 2,500 apartment units throughout the Midwest and Florida. Currently, The Woodland Group owns and operates approximately 800 units in five locations in Illinois, Iowa and Ohio.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Indiana, Illinois & Wisconsin	Collateral Asset Summary – Loan No. 9 Midwest Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 73.2% 1.30x 8.9%

Lockbox / Cash Management.    The Midwest Portfolio Loan is structured with a soft springing hard lockbox and springing cash management. The borrowers are required to deposit all rents and other payments into the lockbox account controlled by the lender. The funds are then returned to an account controlled by the borrowers. A hard lockbox, in place cash management and a full excess cash flow sweep will be required upon (i) an event of default or (ii) the failure of the borrowers after the end of two calendar quarters to maintain a debt service coverage ratio of 1.15x until the debt service coverage ratio after the end of four consecutive calendar quarters is at least equal to 1.25x.

Initial Reserves.    At closing, the borrowers deposited (i) $192,173 into a tax reserve account, (ii) $28,733 into an insurance reserve account and (iii) $1,000,000 into a required repairs reserve account, which represents approximately 121.0% of the engineer’s estimated cost of immediate repairs.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12th of the estimated annual real estate taxes, which currently equates to $19,835, into a tax reserve account, (ii) 1/12th of the annual insurance premiums, which currently equates to $12,639, into an insurance reserve account and (iii) $16,456 ($363 per unit annually) into a capital expenditure account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Indiana, Illinois & Wisconsin	Collateral Asset Summary – Loan No. 9 Midwest Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 73.2% 1.30x 8.9%

CARTIFACT
Mundelein
Woodstock
Lake Forest
Lincolnshire
Crystal Lake
Cary
Huntley
Barrington
Buffalo Grove
Northbrook
Hoffman Estates
Arlington Heights
Elgin
Schaumburg
Evanston
Bartlett
Elk Grove Village
CHICAGO O'HARE INTERNATIONAL AIRPORT
Chicago
St. Charles
Carol Stream
Oak Park
Geneva
Elmhurst
DOWNTOWN CHICAGO
Batavia
Wheaton
Cicero
Downers Grove
Sugar Grove
Aurora
Naperville
CHICAGO MIDWAY INTERNATIONAL AIRPORT
Woodbridge
Oak Lawn
Oswego
Bolingbrook
Lemont
Harvey
Plainfield
Romeoville
Orland Park
Shorewood
Joliet
Homewood
Lake Michigan
Wilmette
Whiting
East Chicago
Alsip
Oak Forest
Tinley Park
Hammond
Gary
Chesterton
Portage
Lansing
Lake Station
South Haven
Griffith
Hobart
Chicago Heights
Schererville
Valparaiso
Merrillville
Monee
Crete
Crown Point
ILLINOIS
INDIANA
Lodi
De Forest
Windsor
Waunakee
Sun Prairie
Burke
Middleton
Madison
Cottage Grove
Mt Horeb
Verona
Fitchburg
McFarland
Stoughton

MIDWEST PORTFOLIO

1	Garden Quarter	6 Tivoli Place	Elgin, IL	60123
2	Oxford Court Apartments	785 Juniper Road	Valparaiso, IN	46385
3	Glacier Hills Apartments	1202 McKenna Boulevard	Madison, WI	53719
4	Barrington Bridge	120 Abbey Lane	Chesterton, IN	46304

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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7551 Metro Center Drive Austin, TX 78744	Collateral Asset Summary – Loan No. 10 Met Center 10	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,250,000 66.5% 1.48x 10.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7551 Metro Center Drive Austin, TX 78744	Collateral Asset Summary – Loan No. 10 Met Center 10	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,250,000 66.5% 1.48x 10.5%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Lloyd Kendall
Borrower:	Met Center 7551, LLC
Original Balance:	$29,250,000
Cut-off Date Balance:	$29,250,000
% by Initial UPB:	2.9%
Interest Rate:	4.8500%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(1)
	Initial	Monthly
Taxes:	$269,292	$53,858
Insurance:	$0	$2,792
Replacement:	$0	$9,504
TI/LC:	$2,484,772	$19,417
Required Repairs:	$1,686,119	NAP
Free Rent:	$34,752	$20,000
Parking Lot Repairs:	$112,500	Springing
Lease Sweep:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$85
Balloon Balance / Sq. Ft.:	$69
Cut-off Date LTV(2):	66.5%
Balloon LTV(2):	54.4%
Underwritten NOI DSCR:	1.66x
Underwritten NCF DSCR:	1.48x
Underwritten NOI Debt Yield:	10.5%
Underwritten NCF Debt Yield:	9.3%
Underwritten NOI Debt Yield at Balloon:	12.9%
Underwritten NCF Debt Yield at Balloon:	11.4%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Flex Industrial
Collateral:	Fee Simple
Location:	Austin, TX
Year Built / Renovated:	2001 / 2012 - 2013
Total Sq. Ft.:	345,600
Property Management:	CBRE, Inc.
Underwritten NOI:	$3,079,430
Underwritten NCF:	$2,732,386
“As-is” Appraised Value:	$39,000,000
“As-is” Appraisal Date:	March 14, 2014
“Prospective As-is” Appraised Value(2):	$44,000,000
“Prospective As-is” Appraisal Date:	May 15, 2014

Historical NOI
2013 NOI:	$3,907,460 (December 31, 2013)
2012 NOI:	$3,731,381 (December 31, 2012)
2011 NOI:	$3,558,593 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (June 1, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)
Cut-off Date LTV and Balloon LTV ratios are based off of the “Prospective As-is” appraised value of $44,000,000. The “Prospective As-is” appraised value is based on the assumption that all landlord costs associated with interior remediation have been incurred by May 15, 2014. It also assumes that all tenant improvement allowances and leasing expenses associated with the PPD lease renewal have been incurred by the landlord by this date. It is also assumed the tenants will complete the interior remediation and tenant improvement work in a satisfactory and workmanlike manner. If the referenced work has not been completed, the Met Center 10 Property value is $39,000,000, resulting in a Cut-off Date LTV of 75.0%, according to the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7551 Metro Center Drive Austin, TX 78744	Collateral Asset Summary – Loan No. 10 Met Center 10	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,250,000 66.5% 1.48x 10.5%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Pharmaceutical Product Development	B/B3/B	224,979	65.1%	$10.00	58.7%	10/31/2024
Texas Department of Insurance	AAA/Aaa/AAA	120,621	34.9%	$13.10	41.3%	9/30/2018(2)
Total Major Tenants		345,600	100.0%	$11.08	100.0%
Vacant		0	0.0%
Total		345,600	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
State of Texas Department of Insurance has an ongoing termination right associated with appropriations; if state or federal funds become unavailable the tenant may terminate the lease. Additionally, State of Texas Department of Insurance has a termination right exercisable on or after August 31, 2017 with 365 days notice should a state-approved lease consolidation facility or state-owned facility become available.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	1	120,621	34.9%	120,621	34.9%	$13.10	41.3%	41.3%
2019	0	0	0.0%	120,621	34.9%	$0.00	0.0%	41.3%
2020	0	0	0.0%	120,621	34.9%	$0.00	0.0%	41.3%
2021	0	0	0.0%	120,621	34.9%	$0.00	0.0%	41.3%
2022	0	0	0.0%	120,621	34.9%	$0.00	0.0%	41.3%
2023	0	0	0.0%	120,621	34.9%	$0.00	0.0%	41.3%
2024	1	224,979	65.1%	345,600	100.0%	$10.00	58.7%	100.0%
Thereafter	0	0	0.0%	345,600	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	345,600	100.0%	NAP	NAP
Total / Wtd. Avg.	2	345,600	100.0%			$11.08	100.0%

(1)
State of Texas Department of Insurance has a termination option with the right to cancel the lease on or after August 31, 2017 if a state-approved lease consolidation facility or a state owned facility becomes available with 365 days notice, but this is not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7551 Metro Center Drive Austin, TX 78744	Collateral Asset Summary – Loan No. 10 Met Center 10	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,250,000 66.5% 1.48x 10.5%

The Loan. The Met Center 10 loan (the “Met Center 10 Loan”) is a $29.25 million fixed rate loan secured by the borrower’s fee simple interest in the 345,600 sq. ft. flex industrial property located at 7551 Metro Center Drive in Austin, Texas (the “Met Center 10 Property”). The $29.25 million first mortgage loan has a 10-year term and amortizes on a 30-year schedule. The Met Center 10 Loan accrues interest at a fixed rate equal to 4.8500%. The Met Center 10 Loan proceeds along with $10,561 of equity were used to refinance the existing loan, fund upfront reserves and pay closing costs. Based on the appraised value of $44.0 million as of May 15, 2014, the cut-off date LTV ratio is 66.5%. The most recent prior financing of the Met Center 10 Property was included in the BACM 2005-3 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$29,250,000	100.0%	Loan Payoff	$22,388,895	76.5%
Sponsor Equity	$10,561	0.0%	Reserves	$4,587,434	15.7%
			Closing Costs & Fees	$2,284,232	7.8%
Total Sources	$29,260,561	100.0%	Total Uses	$29,260,561	100.0%

The Borrower / Sponsor. The borrower, Met Center 7551, LLC, is a single purpose Texas limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Lloyd Kendall who recently purchased a controlling interest in the Met Center 10 Property and will be the sole shareholder of the managing member. Lloyd Kendall is an individual investor with a background in real estate tax law in which he has been practicing for over 35 years. Lloyd has been investing in commercial real estate for 30 years and was the founder and CEO of a tax deferred intermediary called Lawyers Asset Management, Inc. which specialized in tax deferred real estate transactions that he eventually sold to Commercial Capital Bank. After selling his company to Commercial Capital Bank, Lloyd founded Bay Commercial Bank where he is now the Chairman of the Board of Directors and since 2004 they have grown the bank from $15.0 million in assets to $300.0 million.

The Met Center 10 Property was sold in 2005 for $44.8 million to a group of 28 tenant-in-common borrowers (the “TIC Borrowers”) (who are now non-controlling members of the borrower) and secured a loan (the “2005 Loan”) which was securitized in BACM 2005-3. Prior to the expiration of the 2005 Loan, the Met Center 10 Property began to exhibit shifting caused by slab heave and ground swell. Due to these issues, the ownership was unable to refinance the 2005 Loan at maturity and the 2005 Loan was transferred to the special servicer on February 12, 2010. Subsequently, the TIC Borrowers under the 2005 Loan hired a workout consultant and lawsuits were filed against the previous lender, the insurance company and the original contractor. As a result of the maturity default, instead of pursuing a workout, the special servicer began foreclosure proceedings. Prior to the foreclosure sale, one of the TIC Borrowers owning 5% of the Met Center 10 Property filed for bankruptcy (see “Risk Factors-Prior Bankruptcies, Defaults or Other Proceedings May Be Relevant to Future Performance” in the Free Writing Prospectus). The special servicer then moved to foreclose on the remaining 95% of the ownership which the bankruptcy court found to be prevented by the automatic stay. The parties proceeded to negotiate and during this time the workout consultant was able to secure settlements with the insurance company and original contractor in an amount sufficient to remediate the ground swell and slab heave issues and through the court a loan modification was reached that included a $5.0 million pay down of the 2005 Loan, the extension of the 2005 Loan through January 2015 and the dismissal of the bankruptcy proceedings of one of the 28 TIC Borrowers. The current sponsor, Lloyd Kendall, subsequently acquired the controlling interest in the Met Center 10 Property and was not involved in the ownership during the prior litigation and workout. The workout consultant has been removed from the ownership and the TIC Borrowers were rolled up into non-controlling limited members of the borrower under the Met Center 10 Loan. There are currently no outstanding claims.

The Property. The Met Center 10 Property is a two-story, 345,600 sq. ft. flex industrial property in Austin built in 2001 and is 100% leased to two tenants: Pharmaceutical Product Development (“PPD”) and the State of Texas Department of Insurance (“TDI”). The Met Center 10 Property was extensively renovated in 2012-2013, when approximately $3.3 million was spent to complete the exterior remediation work related to the ground swell and slab heave issues. The engineer recommended an ongoing collection of $5,000 per year to address any potential exterior issues. In addition, approximately $1.7 million was reserved at closing and is slated for the ongoing interior repair work and parking lot work at the Met Center 10 Property. Interior work includes, but not limited to, drywall repair, the repair of certain damaged tile, painting and leveling of surfaces. The Met Center 10 Property currently has 1,713 parking spaces on-site, providing a parking ratio of 5/1,000 SF. The lower parking lot is currently being improved upon which will ultimately expand the lot by an additional 166 spaces, although the 160 additional spaces are solely for the use of PPD. The Met Center 10 Property is located one mile from the Austin-Bergstrom International Airport with immediate access to State Highway 71 and U.S. Highway 183 and it is within close proximity to Austin’s CBD and the University of Texas.

The Met Center 10 Property is part of the Met Center Business Park, a 550-acre master planned mixed-use development. The Met Center 10 Property is built at the conflux of multiple fiber optic lines and has power supplied via two distinct on-site electrical sources. Amenities available to the Met Center 10 Property tenants and others in the business park include seven national hotels, 24-hour restaurants, a sports complex, hike-and-bike trails and an 18-hole disc golf course.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7551 Metro Center Drive Austin, TX 78744	Collateral Asset Summary – Loan No. 10 Met Center 10	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,250,000 66.5% 1.48x 10.5%

Environmental Matters. The Phase I environmental report dated March 20, 2014 did not identify any evidence of a recognized environmental condition in connection with the Met Center 10 Property and recommended no further action.

Major Tenants.

Pharmaceutical Product Development (224,979 sq. ft., 65.1% of NRA, 58.7% of U/W Base Rent) PPD is a leading global contract research organization providing drug discovery, development and lifecycle management services. The company’s clients and partners include pharmaceutical, biotechnology, medical device, academic and government organizations. PPD has offices in 46 countries and more than 13,000 professionals worldwide. PPD’s Phase I clinic is located at the Met Center 10 Property which conducts clinical studies to determine how new medicines act in the bodies of healthy volunteers, specifically how the compound is absorbed, distributed, metabolized and excreted. PPD has more than 25 years of experience conducting first-in-man trials and the 128,000 sq. ft. clinic inside their facility focuses on increased efficiencies and best practices. The Met Center 10 Property houses PPD’s only Phase I clinic which is mission critical to the firm. PPD has occupied this space since April 2005 and subsequently expanded in March 2008. The PPD space reportedly cost over $20.0 million to build out, which includes over $18.0 million that was spent by the tenant. Their space at this facility includes office, research, laboratory, drug storage and clinical space. PPD currently has over 500 employees at the Met Center 10 Property and is consolidating into the Met Center 10 Property with 150 additional employees that they are relocating from a separate facility in Austin. PPD has an expansion option should the other tenant, State of Texas Department of Insurance, vacate and two, five-year renewal options with between 12-18 months notice. PPD has no termination options.

State of Texas Department of Insurance (120,621 sq. ft., 34.9% of NRA, 41.3% of U/W Base Rent). TDI signed a 10-year lease that commenced in September 2003 and they recently executed a 5 year extension through September 2018. TDI regulates the state’s system to pay medical and income benefits to workers who are injured at work or who have work-related illnesses. Additionally, the division licenses workers’ compensation insurance companies and networks, approves companies that want to self-insure, enforces workers’ compensation laws and rules, promotes worker health and safety, provides access to medical care for injured workers, administers a dispute resolution system for disputes involving workers’ compensation benefits and provides services to facilitate an injured worker’s return to work. This tenant is backed by the State of Texas which is rated AAA/Aaa/AAA by Fitch/Moody’s/S&P. TDI’s lease at the Property includes an appropriations clause with the right to terminate the lease in the event that state or federal funds become unavailable. The TDI lease also has a termination option with the right to cancel the lease on or after August 31, 2017 with 365 days notice if a state-approved lease consolidation facility or a state owned facility becomes available. TDI also has four renewal options for terms of up to ten years, with 24 month notice periods.

The Market. The Met Center 10 Property is located in Austin, Texas, approximately five miles southeast of the Austin CBD and approximately three miles west of the Austin-Bergstrom International Airport. As of October 2013, the Austin MSA unemployment rate was 5.1%, which is lower than both the national and the state unemployment rates of 7.0% and 6.2%, respectively. The City of Austin offered an $8.6 million incentive package to Apple Inc. in order to secure a $304 million, 200,000 sq. ft. to 1 million sq. ft. campus that promises to bring 3,600 new jobs to the area. Located in Travis County, the Austin-Round MSA had an estimated total population of approximately 1.9 million as of 2013, making it the sixth largest MSA in Texas. Austin is home to several educational institutions including University of Texas at Austin (the flagship of the University of Texas System), Austin Community College and St. Edward’s University. Several Fortune 500 companies have headquarters or regional offices in Austin including: Apple Inc., eBay, Google, IBM, Intel, Texas Instruments, 3M, and Whole Foods Market.

The Met Center 10 Property is located in the Southeast submarket within the Austin flex industrial market. The Austin industrial market ended the first quarter of 2014 with approximately 22.2 million sq. ft. of inventory and had a vacancy rate of 15.0%, which is an increase from year-end 2013’s vacancy rate of 12.2%. The average quoted asking rental rates within the market was $10.98 PSF, a slight increase over the previous quarter’s rate of $9.96 PSF. Net absorption for the overall Austin flex industrial market was negative (618,818) sq. ft., which compares to positive 33,047 sq. ft. in the previous quarter. The Southeast flex industrial submarket ended the first quarter of 2014 with approximately 4.7 million sq. ft. of space, had a vacancy rate of 10.6%, average quoted rental rates of $8.63 PSF and net absorption of positive 56,812 sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7551 Metro Center Drive Austin, TX 78744	Collateral Asset Summary – Loan No. 10 Met Center 10	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,250,000 66.5% 1.48x 10.5%
The appraiser concluded a sustainable vacancy rate of 5.0% and a market rent of $10.80 PSF NNN for the Met Center 10 Property. Additionally, the appraiser looked at five recent comparable properties which gave an indicated value PSF between $122-$132 PSF. The comparables used for the analysis and the adjustments made to the properties are shown below:

Lease Comparables(1)
Property	Tenant	Year Built	Lease Area (Sq. Ft.)(2)	Base Rent (PSF)(2)	Free Rent (mos)	Lease Term (yrs)(2)
Met Center 10	PPD	2001	224,979	$10.00	10	10.0
Met Center 1 and 2	Audio Electronics	1997	7,828	$7.20	3	3.0
Southpark Commerce – Phase III, Bldg. 1	Value Fine Art	2002	9,900	$9.00	5	10.0
Southpark Buildings EFMOP	Valspar	1983	7,550	$9.00	0	5.0
Met Center I – Bldgs. 4-6	xBiotech	2000	14,230	$9.12	0	2.0
Burleson Business Park – II-IV	Serta Dormae	2008	108,800	$4.50	6	3.0
(1)	Source: Appraisal
(2)	Based on rent roll dated June 1, 2014.

The appraiser determined the following market rents for the Met Center 10 Property, which are presented in the following chart:

Conclusion of Market Rents(1)
Lease Category	Lease Type
Market Rent ($/SF/Yr.)	$10.80
Concessions	3 Mos.
Reimbursements	NNN
Annual Escalation	3.0%
Tenant Improvements (New Tenants)	$7.00
Tenant Improvements (Renewals)	$2.00
Average Lease Term	10 years
(1) Source: Appraisal

The appraiser identified seven recent sales in the market, which are presented in the following chart.

Recent Sales(1)
Property	Year Built	Lease Area (Sq. Ft.)	Sale Date	Sale Price	Price PSF	OAR	Occupancy
Barton Ridge 3, 6 & 7	1986	134,131	Mar-14	$20,700,000	$154.33	7.34%	100%
Braker Portfolio	1982	546,965	Mar-14	$60,675,000	$110.93	8.25%	87%
Parkline	2008	90,000	Sep-13	$15,500,000	$172.22	7.24%	90%
LegalZoom Office	1995	206,336	Jan-13	$21,000,000	$140.44	8.25%	0%
Parmer Business Park	2000	256,737	Jul-12	$38,500,000	$149.96	7.10%	96%
Tuscany Center 4	2008	54,865	Sep-11	$8,400,000	$153.10	8.03%	100%
Parmer at Tech Ridge	1999	320,000	Jul-13	$57,000,000	$178.13	7.15%	100%
(1)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7551 Metro Center Drive Austin, TX 78744	Collateral Asset Summary – Loan No. 10 Met Center 10	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,250,000 66.5% 1.48x 10.5%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$4,087,193	$4,066,354	$4,214,851	$4,364,766	$3,905,874	$11.30
Value of Vacant Space	0	0	0	0	0	0.00
Gross Potential Rent	$4,087,193	$4,066,354	$4,214,851	$4,364,766	$3,905,874	$11.30
Total Recoveries	708,960	797,138	809,953	837,560	895,542	2.59
Total Other Income	0	0	3,800	0	0	0.00
Less: Vacancy(2)	0	0	0	0	(336,099)	(0.97)
Less: Bad Debt	0	0	0	0	0	0.00
Effective Gross Income	$4,796,153	$4,863,492	$5,028,603	$5,202,326	$4,465,317	$12.92
Total Operating Expenses	1,276,771	1,304,899	1,297,222	1,294,866	1,385,887	4.01
Net Operating Income	$3,519,382	$3,558,593	$3,731,381	$3,907,460	$3,079,430	$8.91
TI/LC	0	0	0	0	232,996	0.67
Capital Expenditures	0	0	0	0	114,048	0.33
Net Cash Flow	$3,519,382	$3,558,593	$3,731,381	$3,907,460	$2,732,386	$7.91

(1)	U/W Base Rent includes $72,832 in contractual rent steps through October 2014 and $3,561 in credit tenant rent steps.
(2)	U/W Vacancy represents 7.0% of gross income and is based on in place vacancy grossed up at average in place rents for each building.

Property Management. The Met Center 10 Property is managed by CBRE, Inc., under a sub-management agreement with National Asset Services, Inc. Both CBRE, Inc. and National Asset Services, LLC are third party management companies.

Lockbox / Cash Management. The Met Center 10 Loan is structured with a hard lockbox and in place cash management. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

A “Lease Sweep Excess Cash Flow Sweep” commences (a) upon the date that is 18 months prior to the stated maturity date of the Met Center 10 Loan; (b) upon the date that is 12 months prior to the earliest stated expiration of any Lease Sweep Lease during the term; (c) upon the early termination, early cancellation or early surrender of any Lease Sweep Lease or upon the borrower’s receipt of notice by a tenant under a Lease Sweep Lease of its intent to effect an early termination, early cancellation or early surrender of its Lease Sweep Lease; (d) if a tenant under a Lease Sweep Lease has ceased or gives notice of intention to cease operating its business (i.e. “goes dark”) at the Met Center 10 Property (or a material portion of its space at the Met Center 10 Property); (e) upon a default under a Lease Sweep Lease by a tenant under such lease beyond any applicable notice and cure period; or (f) upon a bankruptcy or insolvency proceeding of a tenant under a Lease Sweep Lease (or, if applicable, its parent). During a Lease Sweep Excess Cash Flow Sweep, all excess funds will be swept into a lender controlled reserve account to be used for the respective lease sweep space re-tenanting costs and, during an event of default to serve as additional collateral for the Met Center 10 Loan.

A “Lease Sweep Lease” means (i) the TDI lease, (ii) the PPD lease, or (iii) any replacement lease (or leases) that relate to all or substantially all of the space originally leased under the TDI or PPD lease.

Initial Reserves. At closing, the borrower deposited (i) $269,292 into a tax reserve account, (ii) $34,752 into a free rent reserve, (iii) $2,484,772 into an upfront tenant improvements and leasing commissions reserve account, (iv) $1,686,119 into the immediate repairs and capital improvements account and (v) $112,500 into the parking lot reserve account.

Ongoing Reserves. On a monthly basis, the borrower is required to deposit reserves of (i) 1/12th of the estimated annual real estate taxes, which currently equates to $53,858 per month, into a tax reserve account, (ii) 1/12th of the estimated annual insurance premiums, which currently equates to $2,792 per month, into an insurance reserve account, (iii) $9,504 into a capital expenditure account, (iv) $19,417 into a tenant improvements and leasing commissions reserve account and (v) $20,000 into a free rent reserve account. The free rent reserve will be capped at $225,000. The funds in the free rent reserve will be released in July of 2014 and July and August of 2015 and 2016 pursuant to the free rent schedule in the loan documents.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7551 Metro Center Drive Austin, TX 78744	Collateral Asset Summary – Loan No. 10 Met Center 10	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,250,000 66.5% 1.48x 10.5%

CARTIFACT
Met Center 10
7551 Metro Center Drive
Austin, TX 78744
Austin
DOWNTOWN
Norcross Mall
GEORGIAN ACRES
CRESTVIEW
HIGHLAND
BRENTWOOD
Highland Mall
CORONADO HILLS
CAMP MABRY
ROSEDALE
Capital Plaza
HYDE PARK
TARRYTOWN
Seton Medical Center Austin
Dell Children's Medical Center
NORTH UNIVERSITY
Lions Municipal Golf Course
St David's Medical Center
University of Texas-Austin
CHESTNUT
Morris Williams Golf Course
WESTFIELD
West Lake Hills
Rollingwood
Texas State Capitol
ROSEWOOD
Austin Comm College
Huston-Tillotson University
JOHNSTON TERRACE
Zilker Metropolitan Park
BOULDIN
Intel
Barton Creek Square Mall
ebay
BARTON HILLS
Barton Creek Greenbelt
HOLLY
RIVERSIDE
Riverside Golf Course
PLEASANT VALLEY
GALINDO
St Edwards University
WEST GATE
St David South Austin Hospital
Sunset Valley
SOUTH MANCHACA
MONTOPOLIS
Spansion Corp.
GARRISON PARK
Lowes Shopping Center
SOUTHEAST AUSTIN
AUSTIN-BERGSTROM INTERNATIONAL AIRPORT
COMAL BLUFF
MEADOWCREEK
McKinney Falls State Park
Roy Kizer Golf Course
DITTMAR CROSSING
SOUTH CREEK
Southpark Meadows
Mary Moore Searight Metropolitan Park
San Leanna
Circuit of the Americas
Colorado River
Lake Austin
W KOENIG LN
E 38TH ST
E 6TH ST
E 1ST ST
E 7TH ST
E CESAR CHAVEZ ST
AIRPORT BLVD
S CONGRESS AVE
S 1ST ST
S LAMAR BLVD
W OLTORF ST
E RIVERSIDE DR
W STASSNEY LN
W WILLIAM CANNON DR
BURLESON RD
MANCHACA RD
W SLAUGHTER LN
WEBBERVILLE RD
DECKER LN
FM 1625
1
360
183
290
35
71
275
973
130
45
Leander
Round Rock
Hutto
Taylor
Jonestown
Cedar Park
Pflugerville
Volente
Austin Executive Airport
Manor
Bee Cave
University of Texas - Austin
Webberville
Sunset Valley
San Leanna
Hays
Buda
Creedmoor
Mustang Ridge
Mountain City

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1150 9th Street Modesto, CA 95354	Collateral Asset Summary – Loan No. 11 Doubletree Modesto	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,400,000 64.4% 1.69x 12.8%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	R-Roof Assets, LLC
Borrower:	Modesto Hospitality, LLC
Original Balance:	$26,400,000
Cut-off Date Balance:	$26,400,000
% by Initial UPB:	2.6%
Interest Rate:	4.8775%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2019
Amortization:	Interest only for first 12 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(33), O(3)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$102,258	$34,086
Insurance:	$143,813	$11,063
FF&E:	$0	1/12 of 4.0% of prior year’s gross income (exclusive of all income derived from leases)
TI/LC(2):	$0	1/12 of 4.0% of prior year’s income derived from leases

Financial Information
Cut-off Date Balance / Key(3):	$101,538
Balloon Balance / Key(3):	$95,251
Cut-off Date LTV:	64.4%
Balloon LTV:	60.4%
Underwritten NOI DSCR(4):	2.02x
Underwritten NCF DSCR(4):	1.69x
Underwritten NOI Debt Yield:	12.8%
Underwritten NCF Debt Yield:	10.8%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Modesto, CA
Year Built / Renovated:	1990 / 2011 - 2013
Total Keys(3):	260
Property Management:	Westward Hospitality Management LLC
Underwritten NOI:	$3,383,941
Underwritten NCF:	$2,838,864
Appraised Value:	$41,000,000
Appraisal Date:	April 3, 2014

Historical NOI
Most Recent NOI:	$3,533,175 (T-12 February 28, 2014)
2013 NOI:	$3,420,729 (December 31, 2013)
2012 NOI:	$3,027,883 (December 31, 2012)
2011 NOI:	$2,798,833 (December 31, 2011)

Historical Occupancy(3)
Most Recent Occupancy:	74.0% (February 28, 2014)
2013 Occupancy:	73.2% (December 31, 2013)
2012 Occupancy:	68.2% (December 31, 2012)
2011 Occupancy:	65.6% (December 31, 2011)
(1)
Cash management will be triggered upon (i) any event of default, (ii) the failure by the borrowers to maintain a DSCR of at least 1.20x for two consecutive quarters or (iii) the earlier to occur of (x) one year prior to the expiration of the franchise agreement or (y) June 6, 2018, unless, as of such date, there exists a franchise agreement with a term expiring two years beyond the maturity date of the loan.

(2)
Borrower is required to deposit 1/12 of 4.0% of all income associated with in-place leases at the commercial spaces. The Doubletree Modesto collateral includes 58,697 sq. ft. of office space and 2,757 sq. ft. of ground floor retail space.

(3)	Excludes 58,697 sq. ft. of Class A office space and 2,757 sq. ft. of retail space. As of April 1, 2014, the office and retail space was 81.1% and 100.0% occupied, respectively.
(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 2.59x and 2.17x, respectively.

TRANSACTION HIGHLIGHTS

▪
Property.  The Doubletree Modesto property is a 14-story full service lodging facility, featuring 260 guestrooms, 58,697 sq. ft. of Class A office located on the top four floors and 2,757 sq. ft. of ground floor retail. Amenities include a restaurant and lounge, approximately 36,000 sq. ft. of meeting space, a fitness center and outdoor pool and spa.

▪
Renovation.  Since 2007, the borrower has invested over $6.4 million ($24,615 per key) in renovations and capital expenditures, which include remodeling of guestroom bathrooms, replacement of HD televisions and fitness center equipment, and guestroom furniture upgrades.

▪
Sponsorship.  Founded in 1975, Westmont Hospitality Group (“Westmont”) has had ownership interest in and operated over 1,100 hotels. Currently, Westmont has ownership interests in excess of 400 hotels across North America, consisting of approximately 85,000 rooms, and includes brands such as Hilton, Hyatt, Crowne Plaza, Doubletree, Holiday Inn, Comfort Inn and InTown Suites.

▪
Location. Centrally located between Yosemite National Park, the San Francisco Bay Area and Sacramento, the Doubletree Modesto property is located in downtown Modesto, near the intersection of State Route 99 and State Route 132, approximately three miles from the Modesto City-County Airport.

▪
Performance. As of the trailing 12 month period ending February 2014, the Doubletree Modesto property outperformed its competitive set in terms of occupancy, ADR and RevPAR with penetration rates of 109.1%, 105.1% and 114.6%, respectively.

▪
Demand Generators.  Approximately 60.0% of the Doubletree Modesto’s demand is generated from business travel related to the commercial tenants, which include The Gallow Wine Company, Amazon, CVS, Con-Agra Foods and Cali Milk, amongst others.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

401-499 Lake Cook Road Deerfield, IL 60015	Collateral Asset Summary – Loan No. 12 Deerfield Park Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,000,000 70.8% 1.38x 9.1%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	David Dresdner; Sherwood Blitstein
Borrower:	Lake Cook Plaza, LLC
Original Balance:	$23,000,000
Cut-off Date Balance:	$23,000,000
% by Initial UPB:	2.3%
Interest Rate:	4.5485%
Payment Date:	6th of each month
First Payment Date(1):	July 6, 2014
Maturity Date:	July 6, 2024
Amortization(1):	Interest only for the first month; 360 months thereafter
Additional Debt:	None
Call Protection(1):	L(24), D(92), O(5)
Lockbox / Cash Management(2):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$350,000	$56,441
Insurance:	$24,350	$2,435
Replacement(3):	$0	$1,558
TI/LC:	$0	$10,384
Tile Shop(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$186
Balloon Balance / Sq. Ft.:	$151
Cut-off Date LTV:	70.8%
Balloon LTV:	57.3%
Underwritten NOI DSCR:	1.49x
Underwritten NCF DSCR:	1.38x
Underwritten NOI Debt Yield:	9.1%
Underwritten NCF Debt Yield:	8.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Shadow Anchored Retail
Collateral:	Fee Simple
Location:	Deerfield, IL
Year Built / Renovated:	1975 - 2007 / 2011
Total Sq. Ft.:	123,739
Property Management:	Mosaic Management Deerfield, LLC
Underwritten NOI:	$2,090,659
Underwritten NCF:	$1,947,680
Appraised Value:	$32,500,000
Appraisal Date:	April 22, 2014

Historical NOI
Most Recent NOI:	$1,977,455 (T-12 March 31, 2014)
2013 NOI:	$1,983,740 (December 31, 2013)
2012 NOI:	$2,022,662 (December 31, 2012)
2011 NOI:	$2,415,590 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	88.4% (April 1, 2014)
2013 Occupancy:	82.2% (December 31, 2013)
2012 Occupancy:	84.3% (December 31, 2012)
2011 Occupancy:	91.5% (December 31, 2011)
(1)
The first payment date under the mortgage loan documents will be in August 2014. CCRE will remit to the depositor on the closing date a payment in an amount equal to 30 days of interest for the interest accrual period relating to the first distribution date in July 2014 at the related interest rate on the principal balance as of the cut-off date. Such amount will be deposited into the distribution account and will be included in the funds available for the first distribution date in July 2014. The first payment date, interest only period and call protection have been adjusted to reflect this additional payment being made by CCRE.

(2)
A hard lockbox and cash management will be triggered upon, among other conditions, (i) any event of default, (ii) failure of the borrower to maintain a DSCR of 1.10x at the end of four consecutive calendar quarters or (iii) the occurrence of a Tile Shop Trigger Event (as defined below).

(3)	Monthly replacement reserve deposits will be capped at an aggregate amount of $55,940.
(4)
All excess cash flow will be deposited monthly into the Tile Shop reserve upon a Tile Shop Trigger Event. A “Tile Shop Trigger Event” will occur upon (i) the date which Tile Shop delivers written notice not to renew its lease or (ii) 150 days prior to the then current expiration of the Tile Shop lease if Tile Shop has not exercised a 5-year extension option. Notwithstanding the foregoing, the borrower may deposit $250,000 or a letter of credit in the amount of $250,000 to avoid the commencement of the excess cash flow sweep which would otherwise be deposited into the Tile Shop reserve.

TRANSACTION HIGHLIGHTS

▪
Property.  The Deerfield Park Plaza property is a six-building, 123,739 sq. ft. shopping center, which contains 112,403 sq. ft. of retail space and 11,336 sq. ft. of office space. As of April 1, 2014, the Deerfield Park Plaza property is 88.4% occupied by 21 tenants and shadow-anchored by Sachs Recreation Center, a 100,000 sq. ft. fitness facility.

▪
Tenancy. The two largest tenants are The Tile Shop (17.4% of NRA) and the Barking Lot (12.9% of NRA). The Tile Shop is a specialty retailer of manufactured and natural stone tiles with 95 stores in 30 states. The Barking Lot is a local pet store catering to dogs with an additional location in Chicago.

▪
Location. The Deerfield Park Plaza property is located adjacent to the Deerbrook Mall, which is anchored by Jewel and TJ Maxx. Additionally, the Northbrook Court Mall, a 1,000,000 sq. ft. enclosed regional mall, is located approximately one mile to the east of the Deerfield Park Plaza property.

▪
Market.  The Deerfield Park Plaza property is located in Deerfield, IL, approximately 22 miles northwest of the Chicago CBD. The Deerfield Park Plaza property is situated in the Far North submarket of Chicago, which exhibited a market vacancy of 7.9% and average asking rent of $20.52 PSF.

▪	Demographics. The population and average household income within a three mile radius of the Deerfield Park Plaza property is 67,446 and $140,361, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

615 Bland Boulevard Newport News, VA 23602	Collateral Asset Summary – Loan No. 13 Continental Automotive Systems	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 72.9% 1.27x 8.2%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	John R. Lawson, II; James C. Burnett
Borrower:	Bland Boulevard, LLC
Original Balance:	$21,000,000
Cut-off Date Balance:	$21,000,000
% by Initial UPB:	2.1%
Interest Rate:	4.7900%
Payment Date:	6th of each month
First Payment Date(1):	July 6, 2014
Maturity Date:	July 6, 2024
Amortization(1):	Interest only for the first month; 360 months thereafter
Additional Debt:	None
Call Protection(1):	L(24), D(93), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves
	Initial	Monthly
Taxes:	$56,868	$28,434
Insurance:	$2,358	$1,179
Replacement(2):	$15,250	$3,164
TI/LC:	$777,730	$0
Rent Holdback(3):	$308,000	$0
Required Repairs(4):	$566,020	NAP
Lease Sweep(5):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$55
Balloon Balance / Sq. Ft.:	$45
Cut-off Date LTV:	72.9%
Balloon LTV:	59.5%
Underwritten NOI DSCR:	1.30x
Underwritten NCF DSCR:	1.27x
Underwritten NOI Debt Yield:	8.2%
Underwritten NCF Debt Yield:	8.0%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Manufacturing Industrial
Collateral:	Fee Simple
Location:	Newport News, VA
Year Built / Renovated:	1978 / 1980, 1988
Total Sq. Ft.:	379,706
Property Management:	LB Land Company, LLC
Underwritten NOI:	$1,716,332
Underwritten NCF:	$1,678,361
Appraised Value:	$28,800,000
Appraisal Date:	February 18, 2014

Historical NOI(6)
2013 NOI:	NAV
2012 NOI:	NAV
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	100.0% (June 6, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)
The first payment date under the mortgage loan documents will be in August 2014. GACC will remit to the depositor on the closing date a payment in an amount equal to 30 days of interest for the interest accrual period relating to the first distribution date in July 2014 at the related interest rate on the principal balance as of the cut-off date. Such amount will be deposited into the distribution account and will be included in the funds available for the first distribution date in July 2014. The first payment date, interest only period and call protection have been adjusted to reflect this additional payment being made by GACC.

(2)	The replacement reserve is subject to a cap of $75,941.
(3)	The rent holdback reserve represents supplemental rent paid such that the CAS lease equals $5.00 PSF.
(4)	Majority of the required repairs reserve represent a roof replacement at the Continental Automotive Systems property.
(5)
The borrower is required to deposit all excess cash into a lease sweep account during a Lease Sweep Period. “Lease Sweep Period” will commence following the occurrence of (a) with respect to the Lease Sweep Lease (i) 12 months prior to the earliest stated expiration or (ii) upon the date required by which tenant is required to give notice to renew, (b) the date that a Lease Sweep Lease (or any material portion thereof) is surrendered, cancelled or terminated prior to its then current expiration date or the receipt by borrower of the tenant’s notice of its intent to surrender, cancel or terminate the Lease Sweep Lease (of any material portion thereof), (c) the date that any tenant under a Lease Sweep Lease goes dark, (d) a default under a Lease Sweep Lease, or (e) the occurrence of a lease sweep tenant party insolvency proceeding (as defined in the loan documents). A “Lease Sweep Lease” means the CAS lease or any replacement lease for a majority of the space as demised in the CAS lease.

(6)	The Continental Automotive Systems property is a single tenant property on a NNN lease. As such, historical financial information is not applicable.

TRANSACTION HIGHLIGHTS

▪
Location. The Continental Automotive Systems property is located on Bland Boulevard, a high-traffic arterial with approximately 92,000 vehicles per day traveling between I-64 and Bland Boulevard. I-64, which provides east-west access across Virginia, the Newport News/Williamsburg Airport and the Port of Virginia are each located in close proximity to the Continental Automotive Systems property. The Port of Virginia is the world’s largest natural harbor and offers the deepest shipping channels on the East Coast. In 2013, the Port of Virginia was the third busiest port on the East Coast, with approximately 13.0% of market share. Norfolk Southern Railway and CSX Transportation serve as the primary freight rail carriers in the Hampton Roads region, and in 2013, the Port of Virginia moved 34.0% of its cargo via rail.

▪
Tenancy. The Continental Automotive Systems property is 100.0% leased by Continental Automotive Systems, Inc. (“CAS”) through April 2029, nearly five years beyond the term of the Continental Automotive Systems loan. CAS uses its space at the Continental Automotive Systems property to produce fuel injectors and is the company’s only manufacturing plant in the United States for these products. CAS has been in occupancy at the Continental Automotive Systems property for seven years and in May 2014 renewed its lease early for an additional 15 years. Although the tenant has a termination option in the end of the 10th year of its lease, such termination would require payment of a termination fee of over $2.1 million. Further demonstrating CAS’ commitment to the Continental Automotive Systems property, the tenant has invested approximately $150.0 million in machinery and equipment and plans on investing an additional $40.0 million over the next five years.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6501 America Boulevard Hyattsville, MD 20782	Collateral Asset Summary – Loan No. 14 University Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,650,000 41.7% 2.43x 15.3%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Acquisition
Sponsor:	BE Investments LLC
Borrower:	BE UTC GSA Theatre LLC
Original Balance:	$20,650,000
Cut-off Date Balance:	$20,650,000
% by Initial UPB:	2.1%
Interest Rate:	4.2495%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management(1):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$451,500	$64,500
Insurance:	$0	Springing
Replacement(2):	$134,375	Springing
TI/LC(3):	$0	$14,744
Required Repairs:	$15,625	NAP
Occupancy Reserve(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$117
Balloon Balance / Sq. Ft.:	$106
Cut-off Date LTV:	41.7%
Balloon LTV:	38.0%
Underwritten NOI DSCR(5):	2.60x
Underwritten NCF DSCR(5):	2.43x
Underwritten NOI Debt Yield:	15.3%
Underwritten NCF Debt Yield:	14.3%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Office/Retail
Collateral:	Fee Simple
Location:	Hyattsville, MD
Year Built / Renovated:	2007 / NAP
Total Sq. Ft.:	176,923
Property Management:	Berman Management LLC
Underwritten NOI:	$3,169,128
Underwritten NCF:	$2,956,820
Appraised Value:	$49,510,000
Appraisal Date:	April 29, 2014

Historical NOI
Most Recent NOI:	$3,299,847 (T-12 April 30, 2014)
2013 NOI:	$3,563,097 (December 31, 2013)
2012 NOI:	$3,777,553 (December 31, 2012)
2011 NOI:	NAV

Historical Occupancy
Most Recent Occupancy:	82.3% (June 1, 2014)
2013 Occupancy:	79.7% (December 31, 2013)
2012 Occupancy:	84.6% (December 31, 2012)
2011 Occupancy:	84.6% (December 31, 2011)
(1)
A hard lockbox, cash management and an excess cash flow sweep will be triggered upon (i) any event of default, (ii) a bankruptcy action of borrower, principal, guarantor or manager or (iii) a Lease Trigger Period. A “Lease Trigger Period” will commence (i) the earlier of (a) 12 months prior to the expiration date of FEMA or Regal Royal Theatre (“Regal”) lease or (b) each date set forth in FEMA or Regal’s lease on or before which it is required to notify the landlord of its intent to renew or (ii) if FEMA or Regal (a) fail to continuously operate, (b) the tenant or the guarantor of such tenant is the subject of a bankruptcy action, (c) give notice of its intent to terminate its lease or otherwise vacate, (d) the tenant lease terminates or expires or (e) is paying reduced or alternative rent due to the failure of any co-tenancy requirements. Notwithstanding the foregoing, the borrower may suspend a cash sweep triggered by a Lease Trigger Period by depositing funds in the occupancy reserve (as described below) in an amount equal to the occupancy reserve cap (as discussed below). Such deposit may be made via a letter of credit.

(2)	Monthly replacement reserve deposits will be capped at an aggregate amount of $105,000.
(3)
Monthly TI/LC reserve deposits will be capped at $500,000 so long as (i) FEMA extends its lease five years beyond its current lease expiration in 2018 and provides a clean estoppel, (ii) FEMA is continuously operating under its lease, (iii) Regal is continuously operating under its lease and (iv) no event of default under the FEMA or Regal lease exists.

(4)
Upon the occurrence of a Lease Trigger Period, all excess cash flow will be deposited monthly into the occupancy reserve. If at any time during a Lease Trigger Period, the aggregate balance of the rollover reserve and occupancy reserve exceeds $1,650,000, the borrower will no longer be required to deposit the monthly rollover reserve amount. (provided the borrower has the option of depositing cash or an acceptable letter of credit in lieu of a cash trap in satisfaction of the trigger).

(5)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 3.56x and 3.32x, respectively.

TRANSACTION HIGHLIGHTS

▪
Property.  The University Town Center property is a 176,923 sq. ft. mixed use property that is part of the University Town Center development, a multi-billion dollar mixed-use project containing high-quality retail, office and residential space located in Hyattsville, Maryland. The University Town Center property contains 54,497 sq. ft. of office space leased to FEMA and 122,426 sq. ft. of retail space, of which 91,080 sq. ft. is leased to seven tenants.

▪
Market.  The University Town Center property is located within the College Park submarket of the broader Washington D.C. office and retail market, which exhibited a submarket vacancy of 3.8% and average asking rents of $19.22 PSF as of Q1 2014.

▪
Sponsorship.  The sponsor of the borrower is BE Investments LLC. Founded in 1952, Berman Enterprises LP is an experienced and locally headquartered real estate and investment holding company that currently owns and manages over 6.5 million sq. ft. of office and retail space in Maryland, Virginia, Florida, North Carolina and Pennsylvania.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

9780, 9800 Pyramid Court Englewood, CO 80112	Collateral Asset Summary – Loan No. 15 Meridian Corporate Center I & II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,350,000 65.0% 2.08x 10.1%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Acquisition
Sponsor:	Stoltz Real Estate Fund IV, L.P.
Borrower:	Englewood One LLC; Englewood Two LLC
Original Balance:	$20,350,000
Cut-off Date Balance:	$20,350,000
% by Initial UPB:	2.0%
Interest Rate:	4.2700%
Payment Date:	5th of each month
First Payment Date:	July 5, 2014
Maturity Date:	June 5, 2021
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(24), D(57), O(3)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$124,341	$62,171
Insurance:	$4,965	$2,483
Replacement:	$0	$2,935
TI/LC(2):	$0	$14,675
Free Rent(3):	$49,320	$0
Major Tenant(4):	$0	Springing
Required Repairs:	$27,968	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$87
Balloon Balance / Sq. Ft.:	$87
Cut-off Date LTV(5):	65.0%
Balloon LTV(5):	65.0%
Underwritten NOI DSCR:	2.32x
Underwritten NCF DSCR:	2.08x
Underwritten NOI Debt Yield:	10.1%
Underwritten NCF Debt Yield:	9.0%

Property Information
Single Asset / Portfolio(5):	Portfolio of two properties
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Englewood, CO
Year Built / Renovated:	2000 / NAP
Total Sq. Ft. (5):	234,793
Property Management:	Self-managed
Underwritten NOI:	$2,046,719
Underwritten NCF:	$1,835,405
Appraised Value(5):	$31,300,000
Appraisal Date(5):	March 11, 2014

Historical NOI:
Most Recent NOI:	$933,451 (T-12 March 31, 2014)
2013 NOI:	$1,028,778 (December 31, 2013)
2012 NOI:	($315,206) (December 31, 2012)
2011 NOI:	$415,632 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	98.3% (April 22, 2014)
2013 Occupancy:	88.6% (December 31, 2013)
2012 Occupancy:	65.6% (December 31, 2012)
2011 Occupancy:	66.8% (December 31, 2011)
(1)
Cash management will be triggered upon (i) an event of default, (ii) the failure by the borrowers, after the end of a calendar quarter, to maintain a debt service coverage ratio of at least 1.20x or (iii) the occurrence of a “Major Tenant Trigger Event”. A Major Tenant Trigger Event will commence if a major tenant (i) “goes dark”, (ii) is the subject of a bankruptcy action or (iii) is in material or monetary default under its lease.

(2)	Monthly deposits into the TI/LC reserve will be suspended when the reserve reaches a cap of $821,776 until the reserve falls to a floor of $410,888.
(3)	Funds from the free rent reserve will be disbursed upon receipt of evidence reasonably satisfactory to the lender that Hitachi has commenced payment of full rent under the Hitachi lease.
(4)
Upon the occurrence and during the continuance of a cash management period occurring due to the occurrence of a Major Tenant Trigger Event, regardless of whether a cash management period exists for another reason (other than an event of default), all excess cash flow will be deposited into the major tenant reserve subaccount.

(5)
The Meridian Corporate Center I & II loan is secured by the borrowers’ fee simple interest in two Class A office properties containing 234,793 sq. ft.: (i) the Meridian Corporate Center I property (116,587 sq. ft. built in 2000, located in Englewood, Colorado, appraised value of $15.9 million) and (ii) the Meridian Corporate Center II property (118,206 sq. ft. built in 2000, located in Englewood, Colorado, appraised value of $15.4 million).

TRANSACTION HIGHLIGHTS

▪
Location. The Meridian Corporate Center I & II properties are located in the Meridian International Business Center (the “Park”), a 1,692 acre mixed-use park in Southeast Denver, Colorado. The Meridian Corporate Center I & II properties are located just off the intersection of Interstate 25 and Lincoln Avenue interchange, which provide easy access to the Centennial Airport (4.1 miles), the Denver International Airport (35.1 miles), and Denver’s CBD (17.6 miles). The Park contains nearly 4.9 million sq. ft. of office space (2.1 million of which is tenant owned). Businesses that have developed or are located in the Park include CH2M Hill, EchoStar, American Family Insurance, Liberty Media, TeleTech, First Data, CSG Systems and McAfee. Amenities in the Park include several new restaurants and a Hilton Garden Inn lodging facility.

▪
Tenancy. The Meridian Corporate Center I property serves as the Colorado headquarters for Hitachi Data Systems (“Hitachi”), which is rated A3/A- by Moody’s/S&P. Hitachi moved to the Meridian Corporate Center I property in 2013 and had since expanded to lease 61,426 sq. ft. (26.2% of total NRA, 27.8% of total U/W base rent) through February 2024. The Meridian Corporate Center II property serves as the headquarters for The Industrial Company (“TIC”), a construction engineering firm. TIC’s initial lease commenced on July 2011 and was most recently extended in December 2013 through 2019, with two five-year extension options remaining. TIC started with 73,872 sq. ft. and has subsequently extended and combined 6 other suites for a total of 94,512 sq. ft. (40.3% of total NRA, 37.9% of total U/W base rent). TIC was founded in 1974 in Steamboat Springs, Colorado and is a direct-hire general industrial construction company with annual contract awards of over $2.0 billion. TIC is one of the largest industrial contractors in North America and one of the largest privately held companies in the United States.

▪
Sponsor. The Meridian Corporate Center I & II loan proceeds were used to refinance an all cash acquisition of the Meridian Corporate Center I & II properties for approximately $31.2 million by Stoltz Real Estate Fund IV, L. P. (“SREF IV”). SREF IV has approximately $11.4 million equity in the Meridian Corporate Center I & II properties. SREF IV was established in 2011 by Stoltz and is comprised of $130.75 million in total capital commitments from institutions and high net worth individuals. SREF IV owns nine properties for a total aggregate price of $162.8 million with $100.3 million of equity. Stoltz is a vertically integrated owner / operator real estate investments and services company. Stoltz has owned and managed properties exceeding $1.5 billion in asset value and consisting of approximately 10.0 million sq. ft. of retail, office, industrial, and land throughout the United States.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6046 Lake Worth Road Greenacres, FL 33463	Collateral Asset Summary – Loan No. 16 Colonial Estates	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,600,000 74.2% 1.29x 8.1%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Refinance
Sponsor:	Ross H. Partrich
Borrower:	Colonial MHC Limited Partnership
Original Balance:	$19,600,000
Cut-off Date Balance:	$19,600,000
% by Initial UPB:	2.0%
Interest Rate:	4.6860%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management(1):	Springing Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$158,018	$22,574
Insurance:	$17,976	$2,247
Replacement:	$0	$1,358
Required Repairs:	$0	NAP

Financial Information
Cut-off Date Balance / Pad:	$60,123
Balloon Balance / Pad:	$55,190
Cut-off Date LTV:	74.2%
Balloon LTV:	68.2%
Underwritten NOI DSCR(2):	1.30x
Underwritten NCF DSCR(2):	1.29x
Underwritten NOI Debt Yield:	8.1%
Underwritten NCF Debt Yield:	8.0%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Manufactured Housing Community
Collateral:	Fee Simple
Location:	Greenacres, FL
Year Built / Renovated:	1971 / 2010
Total Pads:	326
Property Management:	Newbury Management Company
Underwritten NOI:	$1,581,899
Underwritten NCF:	$1,565,599
Appraised Value:	$26,400,000
Appraisal Date:	April 17, 2014

Historical NOI
Most Recent NOI:	$1,480,525 (T-12 March 31, 2014)
2013 NOI:	$1,463,675(December 31, 2013)
2012 NOI:	$1,418,436 (December 31, 2012)
2011 NOI:	$1,394,982 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	88.7% (April 1, 2014)
2013 Occupancy:	90.8% (December 31, 2013)
2012 Occupancy:	91.7% (December 31, 2012)
2011 Occupancy:	93.3% (December 31, 2011)
(1)
A soft lockbox with cash management will be triggered upon the occurrence of (i) an event of default, (ii) a DSCR less than or equal to 1.15x for any three consecutive calendar quarters or (iii) an event of default under the management agreement.

(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.70x and 1.68x, respectively.

TRANSACTION HIGHLIGHTS

▪
Sponsor. Ross H. Partrich is the owner of RHP Properties, Inc. (“RHP”). RHP is a real estate investment firm specializing in the acquisition and management of manufactured home and apartment communities. RHP owns and manages a total of 243 communities with over 56,865 housing units and sites spanning 23 states, with a combined value of approximately $2.65 billion. Properties include 235 manufactured home communities with over 54,265 home sites, and 8 apartment properties with over 2,600 units in Michigan. RHP has owned the Colonial Estates property since 1996.

▪
Location. The Colonial Estates property is located in Palm Beach County on Lake Worth Road. The 2013 population within a five-mile radius was 296,970. The 2013 median household income within a five-mile radius was $47,278 and the average home value within a five-mile radius was $173,662.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

22 East Exchange Street Akron, OH 44308	Collateral Asset Summary – Loan No. 17 22 Exchange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,500,000 68.8% 1.25x 7.4%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Acquisition
Sponsor:	Behringer Harvard Opportunity REIT II, Inc.
Borrower:	22 Exchange Student Housing, LLC
Original Balance:	$19,500,000
Cut-off Date Balance:	$19,500,000
% by Initial UPB:	2.0%
Interest Rate:	3.9300%
Payment Date:	5th of each month
First Payment Date:	June 5, 2013
Maturity Date:	May 5, 2023
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(37), D(80), O(3)
Lockbox / Cash Management(1):	Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$622,347	$59,950
Insurance:	$55,932	$4,143
Replacement:	$0	$3,826
TI/LC(2):	$375,000	Springing
Pronto Tenant Allowance:	$136,045	$0
Required Repairs:	$100,531	NAP

Financial Information
Cut-off Date Balance / Bed:	$41,401
Balloon Balance / Bed:	$35,749
Cut-off Date LTV(3):	68.8%
Balloon LTV(3):	59.4%
Underwritten NOI DSCR(4):	1.30x
Underwritten NCF DSCR(4):	1.25x
Underwritten NOI Debt Yield:	7.4%
Underwritten NCF Debt Yield:	7.1%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Student Housing Multifamily
Collateral:	Fee Simple
Location:	Akron, OH
Year Built / Renovated:	2010 / NAP
Total Beds(5):	471
Property Management:	Behringer Harvard Opportunity II Management Services, LLC
Underwritten NOI:	$1,444,078
Underwritten NCF:	$1,379,374
Appraised Value(3):	$28,350,000
Appraisal Date(3):	October 15, 2014

Historical NOI:
Most Recent NOI:	$1,118,208 (T-12 March 31, 2014)
2013 NOI:	$1,374,846 (T-12 February 28, 2013)
2012 NOI:	$1,468,079 (December 31, 2012)
2011 NOI:	$1,925,183 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	92.4% (March 31, 2014)
2013 Occupancy:	74.0% (December 31, 2013)
2012 Occupancy:	97.0% (December 31, 2012)
2011 Occupancy:	86.0% (December 31, 2011)
(1)
Cash management will be triggered upon (i) an event of default, (ii) the failure by the borrower, after the end of a calendar quarter, to maintain a debt service coverage ratio of at least 1.10x or (iii) the guarantor’s failure to maintain the minimum net worth or liquid assets, as described in the mortgage loan documents.

(2)	Monthly deposits of $1,842 will commence when the TI/LC reserve falls below $100,000 and will continue until a cap of $100,000 is met.
(3)
Cut-off Date LTV and Balloon LTV are based on the “As Complete” appraised value as of October 15, 2014, of $28,350,000. The borrower has invested approximately $1.8 million since April 2013 in deferred maintenance for the façade work and the exterior of the building and has informed the lender that it expects the work to be finished by October 2014.

(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.86x and 1.78x, respectively.
(5)	The 22 Exchange property includes 471 beds in 142 units.

TRANSACTION HIGHLIGHTS

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Location. The 22 Exchange property is located in downtown, Akron, Ohio, and caters to the students of the University of Akron. The 22 Exchange property is within walking distance of the campus and also has a campus-bus stop at the front door. The University of Akron offers diverse programs and has a large enrollment with 27,079 students as of Fall 2013. The university provides on-campus housing to only approximately 10.0% of its students.

▪
Asset Quality. Recently completed in 2010, the 22 Exchange property consists of 471 beds in 142 units. The 22 Exchange property includes 2, 3 and 4 bedroom units. All units are fully furnished and include washer/dryer, full kitchens with granite countertops and a private bathroom for each bedroom. The 22 Exchange property also features a 24-hour fitness center, media and study lounges, game room, tanning bed, courtyard with picnic tables and grills. The 22 Exchange property also features 22,104 sq. ft. of ground floor retail space comprised primarily of restaurant tenants, such as Insomnia Cookie, Jimmy John’s, Pronto Cibo Italiano and Brubaker’s Pub. The 22 Exchange property also includes 37 on-site surface parking spaces, plus 250 surface spaces in an adjacent lot that are rented on a long term lease with the City of Akron.

▪
Experienced Sponsor and Management. The sponsor is a joint venture between Pierce Education Properties (“PEP”) and Behringer Harvard. PEP currently owns and manages more than 5,000 beds of student housing nationwide. Historically, PEP’s senior management has managed more than 17,500 beds of student housing located in 27 states nationwide. Behringer Harvard has investments in or manages more than 37.5 million sq. ft. of properties of multiple types, including 14,735 apartment units. At closing, loan proceeds together with an equity contribution of approximately $10.0 million were used to acquire the 22 Exchange property. The borrower has invested more than $1.8 million in repair and maintenance / façade work since closing in April 2013. At closing, the loan to cost was 66.1%. Including the additional equity the sponsor has invested post-closing, the loan to cost is 62.5%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1310 North Cockrell Hill Road Dallas, TX 75211	Collateral Asset Summary – Loan No. 18 Pinnacle Ridge	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,130,000 74.1% 1.32x 8.5%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Dawn McNaught; Bryan Mellinger
Borrower:	Pinnacle Ridge SPE, LP
Original Balance:	$19,130,000
Cut-off Date Balance:	$19,130,000
% by Initial UPB:	1.9%
Interest Rate:	4.6900%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management(1):	Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$147,111	$49,037
Insurance:	$13,536	$6,768
Replacement:	$0	$6,167

Financial Information
Cut-off Date Balance / Unit:	$64,628
Balloon Balance / Unit:	$56,824
Cut-off Date LTV:	74.1%
Balloon LTV:	65.2%
Underwritten NOI DSCR(2):	1.37x
Underwritten NCF DSCR(2):	1.32x
Underwritten NOI Debt Yield:	8.5%
Underwritten NCF Debt Yield:	8.2%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Dallas, TX
Year Built / Renovated:	2007 / NAP
Total Units:	296
Property Management:	TriBridge Residential Property Management Advisors, LLC
Underwritten NOI:	$1,629,761
Underwritten NCF:	$1,569,376
Appraised Value:	$25,800,000
Appraisal Date:	March 4, 2014

Historical NOI
Most Recent NOI:	$1,544,182 (T-12 February 28, 2014)
2013 NOI:	$1,527,658 (December 31, 2013)
2012 NOI:	$1,510,719 (December 31, 2012)
2011 NOI:	$1,584,403 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	93.6% (April 1, 2014)
2013 Occupancy:	93.9% (December 31, 2013)
2012 Occupancy:	95.4% (December 31, 2012)
2011 Occupancy:	90.9% (December 31, 2011)
(1)
Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.15x as of the last day of any calendar quarter until such time that the DSCR is at least 1.15x for two consecutive calendar quarters.

(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 1.79x and 1.73x, respectively.

TRANSACTION HIGHLIGHTS

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Asset Quality.  Constructed in 2007, the Pinnacle Ridge property is a Class A multifamily garden-style apartment complex consisting of 15 two- and three-story residential buildings which feature stone and Hardi-wood exteriors with pitched roofs covered by composition shingles. Common amenities include a swimming pool, laundry facility, clubhouse, fitness center, business center, carports, detached garages, valet trash and access gates. Unit amenities include a black appliance package with microwave, ceiling fans, washer/dryer connections, patio/balcony and crown molding. Select units feature walk-in closets, faux wood floors, alarms and views of the Dallas city skyline.

▪
Location / Market.  Located approximately six miles southwest of Dallas’ CBD, the Pinnacle Ridge property is located within the Oak Cliff submarket of Dallas. As of year-end 2013, the Oak Cliff submarket had an overall occupancy rate of 92.1% while the overall Dallas/Fort Worth market had an overall occupancy rate of 94.4%. The 2013 population within a five-mile radius of the property was 64,926, and the median household income within the same area was $34,379.

▪
Experienced Sponsorship.  Dawn McNaught and Bryan Mellinger are both partners at Global State Investments (“GSI”). Headquartered in Amsterdam, GSI has initiated over 70 commercial real estate investments in both the United States and Europe since its inception in 1994. GSI has made over $800.0 million of multifamily investments in the United States, investing approximately $180.0 million of equity in approximately 8,500 units. Dawn McNaught and Bryan Mellinger joined GSI in 1999 and 2005, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8500 Mercury Lane Pico Rivera, CA 90660	Collateral Asset Summary – Loan No. 19 GRM Los Angeles	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,575,000 75.0% 1.44x 9.7%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Moishe Mana
Borrower:	Pico Rivera Realty, LLC
Original Balance:	$16,575,000
Cut-off Date Balance:	$16,575,000
% by Initial UPB:	1.7%
Interest Rate:	5.0100%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2019
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(32), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves
	Initial	Monthly
Taxes:	$13,788	$13,788
Insurance(1):	$0	Springing
Replacement:	$0	$2,128

Financial Information
Cut-off Date Balance / Sq. Ft.:	$97
Balloon Balance / Sq. Ft.:	$90
Cut-off Date LTV:	75.0%
Balloon LTV:	69.2%
Underwritten NOI DSCR:	1.50x
Underwritten NCF DSCR:	1.44x
Underwritten NOI Debt Yield:	9.7%
Underwritten NCF Debt Yield:	9.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Warehouse / Distribution Industrial
Collateral:	Fee Simple
Location:	Pico Rivera, CA
Year Built / Renovated:	2002 / NAP
Total Sq. Ft.:	170,222
Property Management:	M. Management, Inc.
Underwritten NOI:	$1,600,604
Underwritten NCF:	$1,541,026
Appraised Value:	$22,100,000
Appraisal Date:	February 24, 2014

Historical NOI
2013 NOI:	$996,576 (December 31, 2013)
2012 NOI:	$997,573 (December 31, 2012)
2011 NOI:	$952,941 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy(2):	100.0% (June 6, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	The borrower is required to deposit 1/12 of the annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.
(2)	The GRM Los Angeles property is 100.0% leased to GRM Information Management Services of California, LLC (“GRM”), a borrower affiliate.

TRANSACTION HIGHLIGHTS

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Location. The GRM Los Angeles property is located in Pico Rivera, approximately 11 miles southeast of downtown Los Angeles. The Port of Los Angeles has been rated the busiest container port in the United States since 2000 and the 16th busiest container port in the world. When combined with the Port of Long Beach, the two ports represent the sixth busiest container complex in the world. Further, Los Angeles is a major freight railroad transportation center. The county’s port facilities are connected to downtown rail yards and to the main lines of the Union Pacific and Burlington Northern Santa Fe railroads along the Alameda Corridor.

▪
Market. The Los Angeles industrial market ended 2013 with a vacancy rate of 4.5%, with positive net absorption of over 2.1 million sq. ft. Over the past 10 years, vacancy within the market has averaged 4.3%. The Commerce Area industrial submarket ended 2013 with a vacancy rate of 4.4%, with positive net absorption of 446,563 sq. ft. Over the past 10 years, vacancy within the submarket has averaged 4.4%.

▪
Guaranteed Occupancy Through 2029. At loan closing, the sponsor signed a 15-year lease for 100.0% of the net rentable area at the GRM Los Angeles property. GRM’s lease is guaranteed by the sponsor, has no extension or termination options and expires in April 2029, nearly 10 years beyond the term of the GRM Los Angeles loan. GRM’s parent company, GRM Information Management Services, Inc., reported total assets of approximately $64.8 million as of fiscal year 2013, and net revenues of approximately $75.9 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

98059 Gerlach Lane Brookings, OR 97415	Collateral Asset Summary – Loan No. 20 Sea View Senior Living	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$16,000,000 58.4% 1.64x 12.1%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Refinance
Sponsor:	Eric W. Jacobsen; Richard J. Carney; Linda Carney
Borrower:	Sea View Assisted Living Community, LLC; Carney’s Sea View, LLC
Original Balance:	$16,000,000
Cut-off Date Balance:	$16,000,000
% by Initial UPB:	1.6%
Interest Rate:	5.2820%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	Interest only for first 12 months; 300 months thereafter
Additional Debt(1):	$1.3 million Subordinate Equity Secured Debt; $0.5 million Subordinate Unsecured Debt
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(2):	Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$40,960	$5,120
Insurance:	$9,000	$3,000
Replacement:	$0	$3,342
Required Repairs:	$0	NAP

Financial Information
Cut-off Date Balance / Beds:	$118,519
Balloon Balance / Beds:	$93,186
Cut-off Date LTV:	58.4%
Balloon LTV:	45.9%
Underwritten NOI DSCR(3):	1.68x
Underwritten NCF DSCR(3):	1.64x
Underwritten NOI Debt Yield:	12.1%
Underwritten NCF Debt Yield:	11.8%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Independent Living / Assisted Living Facility Senior Housing
Collateral:	Fee Simple
Location:	Brookings, OR
Year Built / Renovated:	2009 / NAP
Total Beds:	135
Property Management:	Seasons Management, LLC
Underwritten NOI:	$1,933,541
Underwritten NCF:	$1,893,438
Appraised Value:	$27,390,000
Appraisal Date:	May 1, 2014

Historical NOI
Most Recent NOI:	$1,816,888 (T-12 March 31, 2014)
2013 NOI:	$1,739,067 (December 31, 2013)
2012 NOI:	$1,654,558 (December 31, 2012)
2011 NOI:	$751,782 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	91.9% (May 1, 2014)
2013 Occupancy:	92.9% (December 31, 2013)
2012 Occupancy:	91.2% (December 31, 2012)
2011 Occupancy:	68.9% (December 31, 2011)
(1)
Additional Debt includes: (a) an unsecured interest only loan made by Eric W. Jacobsen (“Jacobsen”) to Sea View Assisted Living Community, LLC (“Sea View”), one of the tenant-in-common borrowers, which had an original principal balance of $700,000 and has a current principal balance of $500,000, an interest rate of 12.0000% per annum, and maturing on a date that is no less than 60 days following the expiration of the term of the Sea View Senior Living loan, which loan is subject to a subordination and standstill agreement and (b) an interest only secured loan made by Robert L. Dunn and Theresa L. Dunn, Trustees of the Dunn Family Community Property Trust to Jacobsen and secured by a pledge of a 40.0012% non-preferred and non-controlling membership interest in Sea View, with an original principal amount of $1,300,000, an interest rate of 9.0000% per annum and maturing on September 1, 2023.

(2)
Cash management will be triggered upon the occurrence of (i) an event of default under the mortgage loan, (ii) an event of default under the management agreement or (iii) the debt service coverage ratio based on the trailing twelve month period falls below 1.25x.

(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.26x and 2.21x, respectively.

TRANSACTION HIGHLIGHTS

▪
Strong Credit Metrics. The Sea View Senior Living loan exhibits an Underwritten NOI Debt Yield of 12.1% and an Underwritten NCF DSCR of 1.64x on an amortizing basis. Based on the appraised value of approximately $27.4 million, the Cut-off Date LTV is 58.4%.

▪
Experienced Sponsorship/Management. Seasons Management, LLC (“Seasons”) was formed in 1998 and currently operates seven facilities in four states (OR, CA, NM, UT). Eric W. Jacobsen, the Chief Executive Officer of Seasons, has over 30-years of experience in the senior housing industry.

▪
Location. The Sea View Senior Living property is located in Brookings, Oregon, which is a coastal retirement destination near the California border. The percentage of the 2014 population within a 20-mile radius that is over age 65 is 20.9%, which is higher than the national average of 14.2%.

▪
Property Condition and Amenities. The Sea View Senior Living property was constructed in 2009 and is the newest facility in the market with most of the competitors having been built in the 1990’s. Amenities at the Sea View Senior Living property include a central dining room, several activity/multi-purpose rooms, an exercise center, library and laundry facilities.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co, CastleOak Securities, L.P., Natixis Securities Americas LLC and KeyBanc Capital Markets Inc. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2014-CCRE18 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IRS CIRCULAR 230 NOTICE: THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE DEPOSITOR AND THE UNDERWRITERS OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN.   INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

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